     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1997


                        FILE NOS. 33-48137 AND 811-6691

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                         Post-Effective Amendment No. 6


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 8


                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             900 Cottage Grove Road
              Hartford, Connecticut 06152          (860) 726-6000
               (Name, Address and Telephone Number of Depositor)


Robert A. Picarello, Esquire                     George N. Gingold, Esquire
Connecticut General Life Insurance Company       Connecticut General Life Insurance Company
900 Cottage Grove Road                           900 Cottage Grove Road
Hartford, CT 06152-2321                          Hartford, CT 06152-2321
(Name and Address of Agent for Service)          (To Receive Copy)


Approximate Date of Proposed Public Offering: Continuous

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite amount of the securities offered by this Registration Statement.

The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed February 26, 1997.

It is proposed that this filing will become effective:

----  immediately upon filing pursuant to paragraph (b) of Rule 485


----  on           , pursuant to paragraph (b) of Rule 485



 X


----  60 days after filing pursuant to paragraph (a) of Rule 485


----  on           , pursuant to paragraph (a) of Rule 485

                            PURSUANT TO RULE 481(A)

                  SHOWING LOCATION IN PART A (PROSPECTUS) AND
                  PART B (STATEMENT OF ADDITIONAL INFORMATION)
         OF REGISTRATION STATEMENT OF INFORMATION REQUIRED BY FORM N-4

                                     PART A


                   ITEM OF FORM N-4                                       PROSPECTUS CAPTION
                   ----------------                                       ------------------
 1.  Cover Page........................................  Cover Page
 2.  Definitions.......................................  Definitions
 3.  Synopsis..........................................  Summary
 4.  Condensed Financial Information...................  Condensed Financial Information
 5.  General
     (a)  Depositor....................................  Connecticut General Life Insurance Company
     (b)  Registrant...................................  CG Variable Annuity Separate Account
     (c)  Portfolio Company............................  The AIM Variable Insurance Funds
     (d)  Fund Prospectus..............................  The AIM Variable Insurance Funds
     (e)  Voting Rights................................  Voting of Fund Shares
 6.  Deductions and Expenses
     (a)  General......................................  Contract Charges and Fees
     (b)  Sales Load %.................................  Withdrawal Charges
     (c)  Special Purchase Plan........................  N/A
     (d)  Commissions..................................  Distribution of the Contracts
     (e)  Expenses -- Registrant.......................  N/A
     (f)  Fund Expenses................................  The AIM Variable Insurance Funds
     (g)  Organizational Expenses......................  N/A
 7.  Contracts
     (a)  Persons with Rights..........................  Death Benefits; Surrenders; Annuity Provisions;
                                                         Election -- Change of Annuity Option; Designation
                                                         and Change of Beneficiary; Exercise of Contract
                                                         Rights; Transfer of Ownership; Death of Purchaser
                                                         Voting of Fund Shares
     (b)  (i)   Allocation of Premium Payments.........  Allocation of Premium Payments
          (ii)  Transfer...............................  Transfer of Annuity Account Values between
                                                         Sub-Accounts
          (iii) Exchanges..............................  N/A
     (c)  Changes......................................  Modification; Election -- Change of Annuity Option;
                                                         Designation and Change of Beneficiary
     (d)  Inquiries....................................  Face Page; Summary
 8.  Annuity Period....................................  Annuity Option
 9.  Death Benefit.....................................  Death Benefits
10.  Purchase and Contract Values
     (a)  Purchases....................................  Premium Payments
     (b)  Valuation....................................  Purchaser's Annuity Account; Variable Accumulation
                                                         Value; Fixed Accumulation Value
     (c)  Daily Calculation............................  Variable Accumulation Unit Value; Fixed Accumulation
                                                         Value
     (d)  Underwriter..................................  Distribution of the Contracts
11.  Redemptions
     (a)  By Owners....................................  Surrender of Contracts
          By Annuitant.................................  N/A
     (b)  Texas ORP....................................  N/A
     (c)  Check Delay..................................  Deferral of Payment
     (d)  Lapse........................................  N/A
     (e)  Free Look....................................  Right to Examine Contracts
12.  Taxes.............................................  Federal Tax Matters
13.  Legal Proceedings.................................  N/A

                   ITEM OF FORM N-4                                       PROSPECTUS CAPTION
                   ----------------                                       ------------------
14.  Table of Contents for the Statement of Additional
     Information.......................................  Statement of Additional Information

                                     PART B

                   ITEM OF FORM N-4                          STATEMENT OF ADDITIONAL INFORMATION CAPTION
                   ----------------                          -------------------------------------------
15.  Cover Page........................................  Cover Page
16.  Table of Contents.................................  Table of Contents
17.  General Information and History...................  (Prospectus) The Company
18.  Services
     (a)  Fees and Expenses of Registrant..............  N/A
     (b)  Management Contracts.........................  N/A
     (c)  Custodian....................................  Custody of Assets
          Independent Public Account...................  Experts
     (d)  Assets of Registrant.........................  Custody of Assets
     (e)  Affiliated Person............................  N/A
     (f)  Principal Underwriter........................  Distribution of the Contracts
19.  Purchase of Securities Being Offered..............  Distribution of the Contracts
     Offering Sales Load...............................  N/A
20.  Underwriters......................................  Distribution of the Contracts;
                                                         (Prospectus) Distribution of the Contracts
21.  Calculation of Performance Data...................  Investment Experience, Historical Performance Data
22.  Annuity Payments..................................  (Prospectus) Annuity Provisions;
                                                         (Prospectus) Determination of Annuity Payments
23.  Financial Statements..............................  Financial Statements

                                                         PART C -- OTHER INFORMATION

                   ITEM OF FORM N-4                                         PART C CAPTION
                   ----------------                                         --------------
24.  Financial Statements and Exhibits.................  Financial Statements and Exhibits
     (a)  Financial Statements.........................  Financial Statements
     (b)  Exhibits.....................................  Exhibits
25.  Directors and Officers of the Depositor...........  Directors and Officers of the Depositor
26.  Persons Controlled By or Under Common Control with
     the Depositor or Registrant.......................  Persons Controlled By or Under Common Control with
                                                         Depositor or Registrant
27.  Number of Owners..................................  Number of Owners
28.  Indemnification...................................  Indemnification
29.  Principal Underwriters............................  Principal Underwriter
30.  Location of Accounts and Records..................  Location of Accounts and Records
31.  Management Services...............................  Management Services; (SAI) Administration
32.  Undertakings......................................  Undertakings
     Signature Page....................................  Signatures

                            PART A. PROSPECTUS NO. 1

           AIM/CIGNA HERITAGE

           VARIABLE ANNUITY

                 CONNECTICUT GENERAL     MAILING ADDRESS:              LOCKBOX ADDRESS: BY MAIL LOCKBOX ADDRESS:
                   LIFE                  CIGNA INDIVIDUAL INSURANCE    CONNECTICUT GENERAL LIFE BY OVERNIGHT
                 INSURANCE COMPANY       ANNUITY & VARIABLE LIFE       INSURANCE COMPANY        CONNECTICUT GENERAL LIFE
                 HOME OFFICE LOCATION:   SERVICES                      P.O. BOX 30790           INSURANCE COMPANY
                 900 COTTAGE GROVE ROAD  CENTER: ROUTING S-249         HARTFORD, CT 06150       C/O FLEET BANK
                 BLOOMFIELD, CT          HARTFORD, CT 06152-2249                                20 CHURCH STREET
                                         TELEPHONE: (800) (552-9898)                            20TH FLOOR, MSN275
                                                                                                HARTFORD, CT 06120
                                                                                                ATTN: LOCKBOX 30790

           P
           PROSPECTUS
           MAY 1, 1997

           This Prospectus describes the Flexible Payment Deferred Variable Annuity Contracts with Fixed and Variable Accounts (the "Contracts") offered by Connecticut General Life Insurance Company in individual or group form. These Contracts are designed to aid in long-term financial planning by individuals on a tax-deferred basis for retirement or other long-term purposes.

           The Owner may elect to have Annuity Account Values accumulate on a fixed basis in the Fixed Account, which pays interest at the applicable Guaranteed Interest Rate(s) for the duration of the particular Guaranteed Period(s) selected by the Owner, or on a variable basis in CG Variable Annuity Separate Account (the "Variable Account"), a separate account of the Company, or a combination of the two. The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests in a specific series of AIM Variable Insurance Funds, Inc. (the "Fund"), a mutual fund. Nine portfolios are currently available for investment within the Variable
           Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Government Securities Fund; (4) AIM V.I. Growth Fund; (5) AIM V.I. International Equity Fund; (6) AIM V.I. Money Market Fund; (7) AIM V.I. Value Fund; (8) AIM V.I. Growth and Income Fund; and (9) AIM V.I. Global Utilities Fund.

           Annuity Account Values allocated to the Variable Account will vary in accordance with the investment performance of the Sub-Accounts selected by the Owner. Thus, the Owner bears the entire investment risk under the Contract for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Connecticut General Life Insurance Company (the "Company") and will earn a specified rate of interest for the Guaranteed Period(s) selected unless prematurely withdrawn or transferred, in which case a market value adjustment will apply.

           These Contracts provide for monthly annuity payments to be made by the Company for the life of the Annuitant or for some other period, beginning on the Annuity Date selected by the Owner. The Owner can also elect to surrender all or a portion of the Annuity Account Value in exchange for a cash withdrawal payment from the Company; however, withdrawals may be taxable, and/or subject to a withdrawal charge and/or a market value adjustment ("MVA") and/or a tax penalty and/or a deduction for State premium taxes. Under certain circumstances, the Owner can transfer amounts between the Accounts and the corresponding Sub-Accounts (some restrictions may apply).

           This Prospectus sets forth the information that a prospective investor should consider before investing in these Contracts. A Statement of Additional Information about the Contracts, dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing the Company at the address listed below or by calling the telephone number also listed below. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

           This Prospectus and the Statement of Additional Information generally describe only the Contract and the Variable Account, except when the Fixed Account is specifically mentioned.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF AIM VARIABLE INSURANCE FUNDS, INC. YOU SHOULD RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

           ANY REFERENCE IN THIS PROSPECTUS TO RECEIVED OR RECEIPT BY THE COMPANY MEANS RECEIPT AT ITS ANNUITY & VARIABLE LIFE SERVICES CENTER OR LOCKBOX ADDRESS, AS NOTED ABOVE.

                               TABLE OF CONTENTS

                                            PAGE
                                            ----
DEFINITIONS...............................    2
SUMMARY...................................    5
EXPENSE DATA..............................    7
CONDENSED FINANCIAL DATA..................    8
THE PURPOSE OF THIS PROSPECTUS............    9
THE COMPANY, THE FIXED ACCOUNT, THE
  VARIABLE ACCOUNT AND THE FUND...........    9
  The Company.............................    9
  The Fixed Account.......................    9
  The Variable Account....................    9
  AIM Variable Insurance Funds, Inc.......   10
PREMIUM PAYMENTS AND ANNUITY ACCOUNT
  VALUES DURING ACCUMULATION PERIOD.......   11
  Premium Payments........................   11
  Owner's Annuity Account.................   11
  Annuity Account Continuation............   11
  Allocation of Premium Payment(s)........   12
  Fixed Accumulation Value................   12
     Guaranteed Periods...................   12
     Guaranteed Interest Rates............   12
  Variable Accumulation Value.............   12
     Crediting Variable Accumulation
       Units..............................   13
     Variable Accumulation Unit Value.....   13
  Optional Variable Account, Sub-Account
     Allocation Programs..................   13
       Automatic Rebalancing..............   13
  Transfer Privilege......................   14
DISTRIBUTIONS UNDER THE CONTRACT..........   14
  Cash Withdrawals........................   14
  Minimum Value Requirement...............   15
  Section 403(b) Annuities................   15
DEATH BENEFITS............................   16
  Death Benefit Provided by the
     Contracts............................   16
  Election and Effective Date of
     Election.............................   16
  Payment of Death Benefit................   16
  Amount of Death Benefit.................   16
SURRENDER OF CONTRACTS....................   16

                                            PAGE
                                            ----
ANNUITY PROVISIONS........................   17
  Annuity Date............................   17
  Election -- Change of Annuity Option....   17
  Annuity Options.........................   17
  Fixed Annuity Options...................   18
  Variable Annuity Options................   18
  Determination of Annuity Payments.......   18
CONTRACT CHARGES AND FEES.................   19
  Withdrawal Charges......................   19
  Free Partial Withdrawal.................   19
  Annuity Account Fee.....................   20
  Administrative Fee......................   20
  Premium Taxes...........................   20
  Charge for Mortality and Expense
     Risks................................   20
  MVA.....................................   21
OTHER CONTRACT PROVISIONS.................   21
  Deferral of Payment.....................   21
  Designation and Change of Beneficiary...   21
  Exercise of Contract Rights.............   22
  Transfer of Ownership...................   22
  Death of Owner..........................   22
  Voting of Fund Shares...................   22
  Addition, Deletion, or Substitution of
     Securities...........................   23
  Change in Operation of Variable
     Account..............................   23
  Modification............................   23
  Discontinuance of New Purchases.........   24
  Right to Examine Contracts..............   24
  IRA Right of Revocation.................   24
  Periodic Reports........................   24
FEDERAL TAX MATTERS.......................   24
  Introduction............................   24
  Taxation of Annuities...................   24
  Qualified Plans.........................   26
DISTRIBUTION OF THE CONTRACTS.............   26
HISTORICAL PERFORMANCE DATA...............   27
STATEMENT OF ADDITIONAL INFORMATION.......   28

                                  DEFINITIONS
--------------------------------------------------------------------------------

  The following terms as used in this Prospectus have the indicated meanings:

  ACCUMULATION PERIOD: The period from the Date of Issue to the Annuity Date, the date on which the Death Benefit becomes payable, or the date on which the Contract is surrendered or annuitized, whichever is earliest.

  ACT: Investment Company Act of 1940, as amended.

  ANNUITANT: The person or persons on whose life the first annuity payment is to be made. The Owner shall identify the Annuitant whose name(s) shall be set forth in the Contract Specifications. If prior to the Annuity Date the Annuitant predeceases the Owner, the Owner becomes the Annuitant unless and until the Owner designates a new Annuitant to the Company In Writing. The Owner generally has the right to change the Annuitant prior to the Annuity Date by requesting such a change In Writing to the Company. Any such requested change will not be effective until recorded by the Company.

  ANNUITY ACCOUNT: An account established for each Owner to which all Premium Payments are credited. In addition, net investment results attributable to each Premium Payment are credited to (or charged against) the Owner's Annuity Account.

  ANNUITY ACCOUNT VALUE: The variable accumulation value, if any, plus the fixed accumulation value, if any, of an Owner's Annuity Account for any Valuation Period.

  ANNUITY DATE: The date on which annuity payments under the Contract commence.

  ANNUITY OPTION: The method for making income payment(s). In the Contract, the term "Income Payments" is synonymous with the term "annuity payments" in this Prospectus.

  BENEFICIARY: The person or entity having the right to receive the death benefit set forth in the Contract and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Owner's death.

  CERTIFICATE: (For group Contracts only) The document for each Owner which evidences the coverage of the Owner under the Contract.

  CODE: Internal Revenue Code of 1986, as amended.

  COMMISSION: Securities and Exchange Commission.

  COMPANY: Connecticut General Life Insurance Company.

  CONTRACT: The document for each Owner which evidences the terms, conditions, coverage, and rights of the Owner under the Contract. Thus, as used herein the term "Contract" includes both an individual Contract and a Certificate under a group contract.

  CONTRACT APPLICATION: In states where required the document signed by the Owner, and the Annuitant if different than the Owner, that evidences the Owner's application for the Contract. Includes Certificate applications under a group contract.

  CONTRACT YEARS AND CONTRACT ANNIVERSARIES: All Contract Years and Contract Anniversaries are 12-month periods measured from the Date of Issue.

  DATE OF ISSUE: The date on which the Contract becomes effective.

  DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to the Company.

  FIXED ACCOUNT: Those Sub-Account(s) associated with Guaranteed Period(s) and Guaranteed Interest Rate(s). Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company.

  FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

  FUND: AIM Variable Insurance Funds, Inc.

  GUARANTEED PERIOD AMOUNT: Any portion of an Owner's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including interest earned thereon).

  GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

  GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one to ten years, as elected by the Owner.

  INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

  IN WRITING: The term "in writing" means in a written form satisfactory to the Company and received by the Company at its Annuity & Variable Life Service Center Mailing Address.

  NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Code. The Owner of a Non-Qualified Contract must be a natural person or an agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

  ORDER TO PURCHASE: A request to purchase a Contract, containing sufficient information to permit the processing of such request and to issue the Contract.

  OWNER: The person(s) entitled to the ownership rights stated in the Contract; is the Certificate Owner under a group contract. The Owner, or the Annuitant if the Owner is a non-natural person, may be no more than 85 years of age on the Date of Issue.

  PAYEE: A recipient of payments under the Contract.

  PREMIUM PAYMENT: Any amount paid to the Company as consideration for the benefits provided by the Contract. Premium Payment includes the initial Premium Payment and subsequent Premium Payments.

  QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Code.

  SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

  SUB-ACCOUNT: That portion of the Fixed Account associated with a specific Guaranteed Period and Guaranteed Interest Rate and each portion of the Variable Account which invests in shares of a specific series of AIM Variable Insurance Funds, Inc.

  SURRENDER: When a lump sum amount representing the Owner's Annuity Account Value (minus any applicable withdrawal charges, contract fees, or premium taxes and plus or minus any market value adjustment) is paid to the Owner. After a surrender, all of the Owner's rights under the Contract are terminated.

  SURRENDER DATE: The date or deemed date the Owner elects a surrender of the Contract or Certificate.

  VALUATION DATE: Every day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Commission, so that valuation or disposal of securities is not practicable.

  VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day.

  VARIABLE ACCOUNT: The separate account of the Company comprised of those Sub-Account(s) associated with investments in AIM Variable Insurance Funds, Inc. Variable Account assets are separate account assets of the Company, the investment performance of which is kept separate from that of the general assets of the Company.

  VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of the variable portion of an Owner's Annuity Account.

--------------------------------------------------------------------------------

SUMMARY

  NOTE: THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, IN THE PROSPECTUS FOR AIM VARIABLE INSURANCE FUNDS, INC., AND IN THE CONTRACT, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE CONTRACT AND THE VARIABLE ACCOUNT. A SEPARATE PROSPECTUS ATTACHED HERETO DESCRIBES AIM VARIABLE INSURANCE FUNDS, INC.

  THE CONTRACT. These Contracts are Flexible Payment Deferred Variable Annuity Contracts with Fixed and Variable Accounts (the "Contracts") designed for use in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code or for use on a non-tax qualified basis. The Contracts provide for the accumulation of values on either a variable or fixed basis, or a combination fixed and variable basis as elected by the Owner, and provide for payment of these values on a selected future date in either one lump sum or as annuity payments.

  The Contracts are offered as both individual and group annuity contracts. The term "Contract" as used in this Prospectus refers to either an individual annuity contract or to a Certificate under a group annuity contract, as appropriate.

  PREMIUM PAYMENTS. The Owner must generally make a minimum initial Premium Payment of at least $2,500 ($2,000 for IRAs). The Owner may generally make additional Premium Payments of at least $2,500 each for allocation into any single Guaranteed Period within the Fixed Account and/or at least $100 for allocation into any Variable Sub-Account. The prior approval of the Company is required before it will accept a Premium Payment in excess of $1,000,000 (See "Premium Payments").

  THE ANNUITY ACCOUNTS. The Owner may elect to have Annuity Account Values accumulate on a fixed basis in the Fixed Account, which pays interest at the applicable Guaranteed Interest Rate(s) for the duration of the particular Sub-Account's Guaranteed Period, or on a variable basis in CG Variable Annuity Separate Account (the "Variable Account"), a separate account of the Company, or a combination of them (See "The Fixed Account" and "The Variable Account").

  THE FIXED ACCOUNT. The Owner may elect to have values accumulated on a fixed basis whereby a Premium Payment is allocated to one or more Sub-Accounts available in connection with the Fixed Account. Each Sub-Account available within the Fixed Account has a Guaranteed Period with a duration which ranges from one to ten years. The Fixed Account is part of the general account of the Company (See "The Fixed Account"). The Company guarantees these amounts and specifies various interest rates (the "Guaranteed Interest Rates") which will be earned by amounts allocated to each particular Sub-Account within the Fixed Account if the amounts remain in that Sub-Account for the duration of the Sub-Account's Guaranteed Period, subject to the imposition of Annuity Account Fees or premium taxes. The Company may not change a Guaranteed Interest Rate for the duration of the Sub-Account's Guaranteed Period. The Company will credit interest at a rate of not less than three percent (3%) per year, compounded annually, to amounts allocated to the Fixed Account. Guaranteed Interest Rates applicable to particular Guaranteed Periods cannot be predicted and will be determined at the sole discretion of the Company. There is no assurance that Guaranteed Interest Rates will exceed 3% per year. Amounts that are withdrawn or transferred prior to the end of the Guaranteed Period may be subject to a withdrawal charge and/or a MVA. The MVA could be positive or negative.

  THE VARIABLE ACCOUNT. The assets of the Variable Account are also divided into Sub-Accounts. Each Variable Sub-Account uses its assets to purchase, at their net asset value, shares of a specific portfolio of AIM Variable Insurance Funds, Inc. (the "Fund"), a mutual fund registered under the Act and advised by A I M Advisors, Inc. (See "The Variable Account".) Nine portfolios are currently available for investment within the Variable Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Government Securities Fund; (4) AIM V.I. Growth Fund; (5) AIM V.I. International Equity Fund; (6) AIM V.I. Money Market Fund; (7) AIM V.I. Value Fund; (8) AIM V.I. Growth and Income Fund; and (9) AIM V.I. Global Utilities Fund.

  TRANSFERS. Subject to certain conditions, the Owner may transfer amounts among the Sub-Accounts available under the Contract before the Annuity Date. All transfers are subject to the following conditions: (1) an Owner is limited to twelve transfers each Contract Year; (2) the amount being transferred from any Sub-Account may not be less than $100; (3) transfers to any Fixed Sub-Account may not be less than $2,500; (4) if after the transfer the Owner's Annuity Account Value remaining would be less than $2,500 in the applicable Fixed Sub-Account and/or $50 in the applicable Variable Sub-Account, then the entire Annuity Account Value within the Sub-Account must be transferred; and (5) no transfers are permitted during the "Right to Examine Contract" period. In addition, transfers from any Fixed Sub-Account are restricted in frequency and amount and may also be subject to the Market Value Adjustment. After the Annuity Date, transfers among the Variable Sub-Accounts may also be permitted, subject to certain conditions (See "Transfer Privilege").

  CASH WITHDRAWALS. At any time before the Annuity Date, the Owner may elect to receive a cash withdrawal payment from the Company. Each cash withdrawal request must be to receive at least $1,000. Subject to the Free Partial Withdrawal privilege described below, a cash withdrawal of a Owner's Annuity Account Value will be subject to any applicable withdrawal charges. A cash withdrawal will also be subject to any applicable Market Value Adjustment, Annuity Account Fees, or State premium taxes. After the Annuity Date, withdrawals are not permitted under most Annuity Options (See "Cash Withdrawals").

  Federal income taxes and a tax penalty may be applicable to withdrawals (See "Federal Tax Matters").

  FREE PARTIAL WITHDRAWAL. Each Contract Year an Owner may generally withdraw, in one or more transactions, up to 15% of the total amount of the Owner's Premium Payments made to the Owner's Annuity Account without the imposition of a withdrawal charge. The Company will deem all free withdrawals to have withdrawn Premium Payments from an Owner's Annuity Account in the order in which they were received by the Company for purposes of computing the contingent deferred sales charge (the withdrawal charge) on amounts remaining within the Owner's Annuity Account (I.E. oldest Premium Payment first). See "Free Partial Withdrawal".



  ANNUITY PAYMENTS. Annuity Payments as elected by the Owner will begin on the Annuity Date. The Owner selects the Annuity Date and the Annuity Option. See "Annuity Provisions".



  DEATH BENEFIT. In the event of the death of the Owner prior to the Annuity Date, the Company will pay a death benefit to the Beneficiary. If the death of the Owner (or Annuitant if the Owner is a non-natural person) occurs on or after the Annuity Date, no death benefit will be payable except as may be provided under the Annuity Option elected. The Death Benefit prior to the Annuity Date generally equals the greatest of (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective; (2) the sum of all Premium Payments under the Contract, minus the sum of all partial withdrawals from the Contract; (3) the Owner's Annuity Account Value on the Seven Year Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent Premium Payments, partial withdrawals and applicable charges; and (4) the amount that would have been payable in the event of a full surrender of the Contract during the Valuation Period during which the Death Benefit election is effective or deemed to become effective, including any applicable withdrawal charges and Market Value Adjustment. See "Death Benefit".



  RIGHT TO EXAMINE CONTRACTS. If the Owner is not satisfied with a Contract it may be returned by mailing it to the Company at the Annuity & Variable Life Services Center mailing address listed on the cover of this Prospectus within ten days, or longer if state law requires, after it was received by the Owner. An Owner may not make transfers during the Right to Examine period. When the Company receives the returned Contract it will be canceled and in most states the Owner will receive a refund equal to the Purchaser's Annuity Account Value at the end of the Valuation Period during which the returned Contract was received by the Company.



  Where state law requires the full amount of any initial Premium Payment and subsequent Premium Payment(s) if any, received by the Company to be refunded, the Company will place the Premium Payment(s) that are allocated to Sub-Accounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period. This period will be deemed to commence on the day the Contract is mailed, and on the first business day after the end of the period, the Premium Payments will be allocated as had been specified by the Owner.


CHARGES AND DEDUCTIONS


  CONTINGENT DEFERRED SALES CHARGE. The Company does not deduct a sales charge when it receives a Premium Payment. However, if any part of an Owner's Annuity Account is withdrawn, a withdrawal charge (contingent deferred sales charge) may be assessed by the Company. Subject to the Free Partial Withdrawal amount described above, Annuity Account withdrawals derived from a Premium Payment deposited with the Company for a period of seven years or less will be subject to a withdrawal charge ranging from 7% to 1% of the applicable Premium Payment (adjusted by any applicable MVA with respect to the Fixed Account). The length of time between the Company's acceptance of a Premium Payment and the making of a withdrawal determines the withdrawal charge percentage. The withdrawal charge is not imposed on a Premium Payment after the end of the seventh year of its deposit with the Company. For purposes of computing the withdrawal charge, amounts are deemed to be withdrawn in the order in which they were received by the Company (I.E. oldest Premium Payment first). See "Withdrawal Charges".



  MARKET VALUE ADJUSTMENT. In certain situations, a cash withdrawal of amounts from the Fixed Account will be subject to a Market Value Adjustment. See "MVA". The MVA will reflect the relationship between an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a cash withdrawal is made, and this index at the time that the Premium Payments being withdrawn were made. Generally, if the Index Rate at the time of withdrawal is more than .50% lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon withdrawal. Similarly, if the Index Rate at the time of withdrawal is higher than the Index Rate at the time the Premium Payment was allocated (or less than 0.50% lower), the application of the MVA will generally result in a lower payment upon withdrawal. In addition to actual cash withdrawals, the MVA applies to transfers from the Fixed Account (unless effective at the end of a Guaranteed Period). It may also apply to Death Benefit payments, but only if it would increase the Death Benefit. The MVA is not applied against a withdrawal or transfer which becomes effective upon the Expiration Date of a Guaranteed Period or which is used to make a Death Benefit payment.



  ANNUITY ACCOUNT FEE. On the last Valuation Date of each contract year, the Company will deduct an annual annuity account administration fee ("Annuity Account Fee") of $35 from the Owner's Annuity Account Value. If the Contract is surrendered, a $35 Annuity Account Fee will be deducted. After the Annuity Date, an annual Annuity Account Fee of $35 will be deducted in approximately equal amounts from each variable annuity payment made during the year. No Annuity Account Fee will be deducted from fixed annuity payments. If applicable state law requires, the $35 Annuity Account Fee will be reduced to a lesser amount. Prior to the Annuity Date the annual Annuity Account Fee will be waived each contract year that the Owner's Annuity Account Value equals or exceeds $100,000 on the last Valuation Date of that year.


  ADMINISTRATIVE FEE. The Company also deducts an administrative fee at the end of each Valuation Period equal to an annual rate of 0.10% of the daily net assets of the Variable Account for administrative expenses assumed by the Company. See "Administrative Fees".

  RISK CHARGE. The Company deducts a mortality and expense risk charge at the end of each Valuation Period equal to an annual rate of 1.25% of the daily net assets of the Variable Account for mortality and expense risks assumed by the Company. See "Charge for Mortality and Expense Risks".


  TAXES. The Company may incur premium, or similar state or local taxes relating to the Contracts. The Company will deduct any such taxes related to a particular Contract upon an Owner's surrender, withdrawal, annuitization, or payment of death benefits. See "Premium Taxes".


  CHARGES AGAINST THE FUND. The value of the net assets of the Sub-Accounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the AIM Variable Insurance Funds, Inc. See "Expense Data" below.

--------------------------------------------------------------------------------

EXPENSE DATA


  The purpose of the following table and Example is to help Owners and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Owners assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of AIM Variable Insurance Funds, Inc. The information set forth should be considered together with the information provided under the heading "Contract Charges and Fees", and with the Fund's Prospectus. In addition to the expenses listed below, premium taxes may be applicable.


                                   FEE TABLE


                    AIM V.I.                     AIM                               AIM V.I.                    AIM
                     CAPITAL     AIM V.I.       V.I.       AIM V.I.      AIM        GROWTH      AIM V.I.       V.I.       AIM
                    APPRECIA-   DIVERSIFIED    GLOBAL     GOVERNMENT     V.I.        AND         INTER-       MONEY       V.I.
                      TION        INCOME      UTILITIES   SECURITIES    GROWTH      INCOME      NATIONAL      MARKET     VALUE
                      FUND         FUND         FUND         FUND        FUND        FUND      EQUITY FUND     FUND       FUND
                    ---------   -----------   ---------   ----------   --------   ----------   -----------   --------   --------
Owner Transaction
  Expenses
  Sales Load on
    Purchases.....       0            0            0            0           0           0            0            0          0
  Maximum deferred
    sales charge
    on withdrawals
    (as a
    percentage of
    Owner's
    Premium
    Payment)(1)...       7%           7%           7%           7%          7%          7%           7%           7%         7%
  Transfer
    fee(2)........       0            0            0            0           0           0            0            0          0
  Annual Annuity
    Account
    Fee(4)........
                                   --------------------------------------------      $35 per Contract     ----------------------


Separate Account
  Annual Expenses
  (as a percentage
  of average
  separate account
  assets)
  Mortality and
    Expense
    Risk Fee......    1.25%        1.25%        1.25%        1.25%       1.25%       1.25%        1.25%        1.25%      1.25%
  Administrative
    Fee...........    0.10%        0.10%        0.10%        0.10%       0.10%       0.10%        0.10%        0.10%      0.10%
  Other Fees and
    Expenses......       0%           0%           0            0%          0%          0            0%           0%         0%
                       ---          ---          ---          ---         ---         ---          ---          ---        ---
    Total.........    1.35%        1.35%        1.35%        1.35%       1.35%       1.35%        1.35%        1.35%      1.35%
AIM Variable
  Insurance Funds,
  Inc. Annual
  Expenses (as a
  percentage of
  Fund average net
  assets)
  Management
    Fees..........    0.64%        0.60%        0.65%(3)     0.50%       0.65%       0.65%        0.75%        0.40%      0.64%
  Other
    Expenses......    0.09%        0.26%        0.90%        0.41%       0.13%       0.13%        0.21%        0.15%      0.09%
                       ---          ---          ---          ---         ---         ---          ---          ---        ---
    TOTAL.........    0.73%        0.86%        1.55%        0.91%       0.78%       0.78%        0.96%        0.55%      0.73%


---------------


(1) A portion of an Owner's Annuity Account may be withdrawn once each Contract Year without the assessment of a withdrawal charge if all Premium Payments have not previously been withdrawn. The withdrawal charge on the remaining portion is equal to a percentage of the Owner's Premium Payment withdrawn and ranges from 7% to 0%, depending upon the length of time between the Company's acceptance of the Premium Payment withdrawn and the making of a withdrawal. After the Premium Payment has been held by the Company for seven years such Premium Payment may be withdrawn without assessment of the withdrawal charge.



(2) Before the Annuity Date, an Owner is limited to twelve transfers each Contract Year unless otherwise authorized by the Company in writing. Transfers from any Fixed Sub-Account are restricted in frequency and amount and may also be subject to a MVA. After the Annuity Date, a Payee is limited to three transfers per Contract Year.

(3) Management fees have been restated to reflect current agreements.



(4) Waived for Annuity Account Values of $100,000 or more as determined on the last Valuation Date of a Contract Year.



  EXAMPLES. A Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all Premium Payments are allocated to the Variable Account):



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE
  APPLICABLE TIME PERIOD:
  AIM V.I. Capital Appreciation Fund........................   $81       $110       $141        $247
  AIM V.I. Diversified Income Fund..........................   $83       $114       $147        $261
  AIM V.I. Global Utilities Fund............................   $89       $134       $182        $328
  AIM V.I. Government Securities Fund.......................   $83       $115       $150        $266
  AIM V.I. Growth Fund......................................   $82       $111       $143        $252
  AIM V.I. Growth and Income Fund...........................   $82       $111       $143        $252
  AIM V.I. International Equity Fund........................   $84       $117       $152        $271
  AIM V.I. Money Market Fund................................   $79       $104       $131        $228
  AIM V.I. Value Fund.......................................   $81       $110       $141        $247
2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
  ANNUITIZED:
  AIM V.I. Capital Appreciation Fund........................   $22       $ 67       $115        $247
  AIM V.I. Diversified Income Fund..........................   $23       $ 71       $122        $261
  AIM V.I. Global Utilities Fund............................   $30       $ 92       $156        $328
  AIM V.I. Government Securities Fund.......................   $24       $ 73       $124        $266
  AIM V.I. Growth Fund......................................   $22       $ 69       $118        $252
  AIM V.I. Growth and Income Fund...........................   $22       $ 69       $118        $252
  AIM V.I. International Equity Fund........................   $24       $ 74       $127        $271
  AIM V.I. Money Market Fund................................   $20       $ 62       $106        $228
  AIM V.I. Value Fund.......................................   $22       $ 67       $115        $247



  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of AIM Variable Insurance Funds, Inc. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.


  These examples reflect the annual $35 Annuity Account Fee as an annual charge of .07% of assets, based on an anticipated average Annuity Account Value of $50,000.

  The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.


  OWNER INQUIRIES. Inquiries from Owners or prospective owners should be directed to CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249, Telephone (800) 552-9898.


--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION


  There follows, for each of the nine Sub-Accounts available under the Contracts during the Variable Account's fiscal year ended December 31, 1996, information regarding the changes in the accumulation unit values during the period ended December 31, 1996 and the number of accumulation units outstanding at December 31, 1996. During 1995, the Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.



                                                                                                              NUMBER OF
                                                                                                            ACCUMULATION
                          ACCUMULATION UNIT   ACCUMULATION UNIT   ACCUMULATION UNIT   ACCUMULATION UNIT         UNITS
                            ENDING VALUE        ENDING VALUE        ENDING VALUE        ENDING VALUE       OUTSTANDING AT
      SUB-ACCOUNT            AT 01/31/94         AT 01/31/95         AT 12/31/95         AT 12/31/96          12/31/96
      -----------         -----------------   -----------------   -----------------   -----------------   -----------------
AIM V.I. Capital
  Appreciation..........    $12.38041595        $11.73552614        $15.92378352         $18.467244          16,934,302
AIM V.I. Diversified
  Income................    $10.74882414        $ 9.93099697        $11.58511339         $12.591387           4,290,852
AIM V.I. Global
  Utilities.............    $         --        $10.23506635        $12.50840432         $13.826403             796,782
AIM V.I. Government
  Securities............    $10.25974178        $ 9.77511075        $10.99124674         $11.089217           1,864,171
AIM V.I. Growth.........    $11.44824866        $10.49090794        $13.97787385         $16.280681           9,484,547
AIM V.I. Growth and
  Income................    $         --        $10.21572537        $13.38512650         $15.835279           5,709,782
AIM V.I. International
  Equity................    $12.29642468        $10.73834133        $13.15613040         $15.578350           9,121,429
AIM V.I. Money Market...    $10.08363319        $10.37828057        $10.77544248         $11.155653           4,855,567
AIM V.I. Value..........    $11.92155242        $11.52168559        $15.50537319         $17.590804          18,443,298

--------------------------------------------------------------------------------

THE PURPOSE OF THIS PROSPECTUS

  This Prospectus contains information about the individual and group AIM/CIGNA Heritage Variable Annuity Contract (the "Contract") which provides fixed or variable accumulations or a combination of both, and fixed and/or variable annuity payments starting at the Annuity Date. It describes the Contract's uses and objectives, its benefits and costs, and the rights and privileges of the Owner. It also contains information about the Company, the Variable Account, the Fixed Account and the Fund. It has been carefully prepared in non-technical language to help you decide whether the purchase of a Contract will fit your needs. We urge you to read it carefully and retain it for future reference.
--------------------------------------------------------------------------------

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUND

  THE COMPANY. The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Executive Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-6000. It does business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

  THE FIXED ACCOUNT. The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of the Company's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor the Company's general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

  The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred to such Sub-Accounts available under the Contract as described under "Transfer Privilege." Instead of the Owner assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit a specified minimum interest rate to amounts allocated to the Fixed Account.

  Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account. Instead, a specified rate of interest, declared in advance, is credited to amounts allocated to the Fixed Account. This rate is guaranteed to be at least 3% per year. The Company may credit interest at a rate in excess of 3% per year; however, the Company is not obligated to credit any interest in excess of 3% per year.

  The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

  If the Owner maintains Annuity Account Values within a Fixed Account Sub-Account for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest at the guaranteed rate specified for the Sub-Account. In the event the Owner withdraws any amount from the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period for any reason, the withdrawn amount is subjected to a MVA (see "Market Value Adjustment") and a withdrawal charge, if applicable. The Company guarantees, however, that an Owner will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account under the Contracts, regardless of any application of the MVA (that is, the MVA will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). The application of any withdrawal charge may cause the amount realized to be less than the net interest credited at 3% per year. The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for such withdrawal or transfer is received by the Company.

  THE VARIABLE ACCOUNT. The basic objective of a variable annuity contract is to provide variable accumulation of Premium Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contracts are designed to seek to accomplish this objective by providing that Annuity Account Values and/or Variable Annuity payments will reflect the investment performance of the

Sub-Accounts of the Variable Account with respect to amounts allocated to Sub-Accounts of the Variable Account. (See "Annuity Options".) Since Sub-Accounts of the Variable Account are always fully invested in shares of corresponding portfolios of the Fund, their investment performance reflects the investment performance of those portfolios. Values of Fund shares held by the Variable Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Fund's management to make necessary changes in its portfolios to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the Contract may not be realized and that the adverse effects of inflation may not be lessened. There can be no assurance that the total surrender proceeds or the aggregate amount of annuity payments will equal or exceed the Premium Payments made with respect to a particular Owner's Annuity Account.

  The CG Variable Annuity Separate Account (the "Variable Account") was established by the Company as a separate account on May 15, 1992 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

  The Variable Account is registered with the Commission as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.

  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific portfolio of the Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. (The Variable Account will purchase and redeem Fund shares on an aggregate basis.) The Variable Account will be fully invested in Fund shares at all times.

  AIM VARIABLE INSURANCE FUNDS, INC. AIM Variable Insurance Funds, Inc. (the "Fund") is an open-end investment management company registered under the Act. Shares of the various portfolios of the Fund may be sold to other separate accounts established by the Company or by other insurance companies to fund other variable annuity or variable life insurance contracts. A I M Advisors, Inc., ("AIM") the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund will be responsible for reporting to the Fund's Board of Directors any potential or existing conflicts between the interests of variable annuity contract owners/participants and the interests of owners of variable life insurance contracts that provide for investment in shares of the Fund. The Board of Directors, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, also will monitor the Fund to identify the existence of any such irreconcilable material conflicts and to determine what action, if any, should be taken by the Fund and/or AIM, and its affiliates (see "Management of the Fund" in the Fund Prospectus).

  The Fund is currently composed of nine independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Fund are issued in nine series, each corresponding to one of the portfolios. Additional portfolios may be added to the Fund which may or may not be available for investment by the Variable Account.

  AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

  AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified portfolio which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

  AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND"), formerly AIM V.I. Utilities Fund, is a non-diversified portfolio which seeks to achieve a high level of current income, and as a secondary objective capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

  AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") is a diversified portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

  AIM V.I. GROWTH AND INCOME FUND ("GROWTH & INCOME FUND") is a diversified portfolio which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

  AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified portfolio which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

  AIM V.I. VALUE FUND ("VALUE FUND") is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

  AIM is paid fees by the Fund for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to each of the funds in The AIM Family of Funds(R), and to certain other investment companies. AIM operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreement is solely that of AIM. The Company undertakes no obligation in this respect.

  THERE IS NO ASSURANCE THAT ANY SERIES WILL ACHIEVE ITS STATED OBJECTIVE. A more detailed description of the Fund, its investment objectives, policies and restrictions and expenses may be found in the accompanying current Prospectus of the Fund and in the Fund's Statement of Additional Information. Information contained in the Fund's Prospectus should be read carefully before allocating Premium Payments or making transfers to a Sub-Account of the Variable Account.
--------------------------------------------------------------------------------

PREMIUM PAYMENTS AND ANNUITY ACCOUNT VALUES DURING ACCUMULATION PERIOD

  PREMIUM PAYMENTS. All initial and subsequent Premium Payments are to be paid to an authorized agent of the Company or to the Company. The Company will not accept an initial Premium Payment from a Owner which is less than $2,500 ($2,000 for IRAs). In addition, any allocation of such initial Premium Payment must be in minimum amounts of $2,500 per Fixed Account Sub-Account and $100 per Variable Account Sub-Account. The Company will accept subsequent Premium Payments in minimum amounts of $2,500 (for amounts to be allocated to each Fixed Account Sub-Account) and $100 (for amounts to be allocated to each Variable Account Sub-Account). The Company may reduce the minimum Premium Payment requirements under group contracts where Premium Payments are made by each Owner through employee payroll deduction. The Company may also reduce the minimum Premium Payment requirements for Owners who use the Contract under a program which qualifies under Section 403 or 408 of the Code. The prior approval of the Company is required before it will accept any Premium Payment in excess of $1,000,000.

  A completed Contract Application, if required, or Order to Purchase and the Initial Premium Payment must be received by the Company for acceptance. Upon acceptance, the Contract is issued to the Owner and the Initial Premium Payment is then credited to the Owner's Annuity Account. An Initial Premium Payment must be credited within two business days of receipt by the Company of a completed Contract Application or Order to Purchase containing information sufficient to issue the Contract. The Company may retain the Premium Payment for up to five business days while attempting to obtain any missing information. If sufficient information is not obtained within five business days of receipt of the Premium Payment, the prospective Owner will be informed of the reasons for the delay and the Premium Payment will be returned immediately unless the prospective Owner specifically consents to the Company's retaining the Premium Payment until sufficient information is obtained.

  Subsequent Premium Payments are also forwarded to the Company for acceptance. Upon acceptance, the Premium Payment is credited to the Owner's Annuity Account. A subsequent Premium Payment received by the Company prior to the closing time of the New York Stock Exchange (currently 4 p.m. Eastern Time) will be applied on the same day of receipt.

  An Owner, or Annuitant if the Owner is a non-natural person, may be no more than 85 years of age on the Date of Issue. The Company reserves the right in its sole discretion not to accept a Premium Payment. In addition, the payment by the Company of any amount under the Contract which is derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until such time as the Company determines the check or draft has been honored.

  OWNER'S ANNUITY ACCOUNT. The Company will establish an Owner's Annuity Account upon its acceptance of an initial Premium Payment. Each subsequent Premium Payment under the Contract will be credited to the Owner's Annuity Account. The Company will maintain the Annuity Account for the Owner during the Accumulation Period. The Contract's Annuity Account Value for any Valuation Period is equal to the sum of the variable accumulation value, if any, plus the fixed accumulation value, if any, of the Annuity Account for that Valuation Period.

  ANNUITY ACCOUNT CONTINUATION. The Annuity Account shall be continued automatically in full force for the Owner until the earlier of: (1) the Annuity Date; (2) all death benefits under the Contract are paid; (3) the Contract is surrendered; and (4) the Annuity Account Value no longer meets the requirements specified in the "Minimum Value Requirement." Cash withdrawals may cause the Annuity Account to be discontinued by the Company.

  ALLOCATION OF PREMIUM PAYMENT(S). The Initial Premium Payment and any Subsequent Premium Payment(s) will be allocated among the Sub-Accounts available in connection with the Fixed Account or the Variable Account, or to a combination of both as specified by the Owner. Subject to the $2,500 Fixed Account Sub-Account and $100 Variable Account Sub-Account minimum allocations specified above (see "Premium Payments"), the Company will allocate the Initial Premium Payment as specified by the Owner. Subsequent Premium Payments will also be allocated as initially specified by the Owner unless the Company receives different allocation instructions in writing from the Owner. Allocations to multiple sub-accounts will be made in whole percentages. At this time, no more than 18 Fixed Account and Variable Sub-Accounts may be opened during the life of the Contract. The Company may expand this number at a future date. If applicable allocation instructions would result in an allocation to a Fixed Account Sub-Account that does not meet the $2,500 minimum, then the Company will promptly seek further instructions from the Owner regarding allocation of the premium. In certain states, with respect to Premium Payments received before or during the Right to Examine Contract period and allocated to the Variable Account, the Company will allocate such Premium Payments to the AIM V.I. Money Market Fund during the Right to Examine Contract period (see "Right to Examine Contract"). After expiration of this period the Company will allocate the initial Premium Payment as specified by the Owner (see "Right to Examine Contract")

  FIXED ACCUMULATION VALUE. The fixed accumulation value of a Owner's Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts credited to the Annuity Account for such Valuation Period.

  GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration ranging from one to ten years. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and Subsequent Premium Payments, or portions thereof, and transfer amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of the Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer Privilege" below, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "MVA").

  The Company will notify the Owner in writing prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, following such notification but prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount, in accordance with the Transfer Privilege provision, to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer Privilege").

  GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Guaranteed Interest Rates offered at any time may be changed by the Company depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the Sub-Account's respective Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Annuity Account Fees, MVA, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the MVA.

  The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the MVA. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. There is no obligation to declare a rate in excess of 3%; the Owner assumes the risk that declared rates will not exceed 3%. The Company has complete discretion to declare any rate of at least 3%, regardless of market interest rates, the amounts earned by the Company on its investments, or any other factors.

  VARIABLE ACCUMULATION VALUE. The variable accumulation value of an Owner's Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to the Owner's Annuity Account for such Valuation Period.

  CREDITING VARIABLE ACCUMULATION UNITS. Upon the Company's acceptance of an Initial Premium Payment and any Subsequent Premium Payment(s), all or that portion, if any, of the Premium Payment(s) to be allocated to any Sub-Accounts in accordance with the allocation factors will be credited to the Owner's Annuity Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Sub-Account by the Variable Accumulation Unit value for the particular Sub-Account for the Valuation Period during which the Premium Payment is received at the Annuity & Variable Life Services Center and accepted. Subsequent Premium Payments are applied upon receipt.


  VARIABLE ACCUMULATION UNIT VALUE. The Variable Accumulation Unit value for each Sub-Account was established at $10 for the first Valuation Period of the particular Sub-Account. The Variable Accumulation Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and such value may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. For a description of the Net Investment Factor and a hypothetical example of the calculation of the value of a Variable Accumulation Unit, see the Statement of Additional Information. The investment performance of the portfolio of the Fund corresponding to the applicable Sub-Account, expenses, and the deduction of certain charges affect the Variable Accumulation Unit Value.


OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS



  The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.



  DOLLAR COST AVERAGING. Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as elected by the Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.



  Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or the One-Year Fixed Account Sub-Account value of at least $2,500. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account limitation described under "Allocation of Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company and ensuring that sufficient value is in the Money Market Sub-Account or the One-Year Fixed Account Sub-Account. Transfers to any Fixed Account Sub-Account or from a Fixed Account Sub-Account other than the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.



  Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered.



  The Dollar Cost Averaging program is not available following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.



  The Company does not control the Fund and cannot guarantee that it or any Series thereunder will accept transfers under the Dollar Cost Averaging program. Therefore, the Company reserves the right to discontinue or change this program at any time. THERE IS NO GUARANTEE THAT THE DOLLAR COST AVERAGING PROGRAM WILL RESULT IN ANNUITY ACCOUNT VALUES WHICH EQUAL OR EXCEED ANY INITIAL PREMIUM PAYMENT OR SUBSEQUENT PREMIUM PAYMENT MADE. The Dollar Cost Averaging program may not achieve its objective. There is no guarantee that the program will result in a profit, or protect against loss, nor is there any guarantee that it produces better results than a single lump-sum investment.



  AUTOMATIC REBALANCING. Automatic Rebalancing is an option which, if elected by the Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to the Company.



  If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Account is not available for Automatic Rebalancing.



  Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will termi-nate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.



  The Automatic Rebalancing program is not available following the Annuity Date. There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.


TRANSFER PRIVILEGE


  ACCUMULATION PERIOD. During the Accumulation Period the Owner may, upon request, transfer all or part of any of the Owner's Annuity Account Value(s) to one or more Sub-Accounts available under the Contract. Transfers from Fixed Account Sub-Accounts and Variable Account Sub-Accounts are subject to the following conditions: (1) an Owner is limited to twelve transfers each Contract Year; (2) the amount being transferred may not be less than $1,000, from a Fixed Account Sub-Account, or $100 from a Variable Account Sub-Account unless the entire value of the Fixed or Variable Account Sub-Account is being transferred;
(3) the amount transferred to any Fixed Account Sub-Account may not be less than $2,500, or $100 to a Variable Account Sub-Account; (4) the Annuity Account Value remaining in a Fixed Sub-Account may not be less than $2,500, and not less than $50 in a Variable Sub-Account; and (5) no transfers are permitted during the Right to Examine period. With the exception of transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period, all transfers from any Fixed Sub-Account are subject to the following additional conditions: (1) An Owner may make only one transfer from each Fixed Sub-Account in any Contract Year; and (2) The amount transferred from any Fixed Sub-Account may not exceed 15% of the Annuity Account Value in the Sub-Account on the transfer's effective date. Transfers from Fixed Account Sub-Accounts may be subject to a MVA. Amounts transferred into a Fixed Account Sub-Account will earn interest at the Guaranteed Interest Rate declared by the Company for that Guaranteed Period as of the effective date of the transfer (subject to any future MVA).


  The Company reserves the right to otherwise restrict the transfer privilege in any way or to eliminate it entirely. The Company also reserves the right to defer transfer of amounts from the Fixed Account for a period not to exceed six
(6) months from the date a request for such transfer is received by the Company.


  Transfer requests in writing must be upon a form acceptable to the Company. Telephone transfers will be allowed automatically, unless the Owner specifically declines this privilege in the Contract Application.



  The Company will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by the Company in writing. The Company is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.



  Transfers of all or a portion of any Guaranteed Period Amount will be subject to the MVA described below unless the transfer becomes effective upon the Expiration Date of such Guaranteed Period. Transfers involving Variable Accumulation Units shall be subject to such terms and conditions as may be imposed by the Fund. A transfer from a Sub-Account of the Variable Account will be effective on the date the request for transfer is received by the Company, provided such request is received by the Company prior to 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective the next succeeding day upon which the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to the Owner for making a transfer.



  ANNUITY PERIOD. After the Annuity Date the Payee may, by filing a request in writing with the Company, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited under the Contract into other Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date, and such exchanges may be made only between Variable Account Sub-Accounts. Exchanges will be made using the Annuity Unit values for the Valuation Period during which any request for exchange is received by the Company.

--------------------------------------------------------------------------------

                        DISTRIBUTIONS UNDER THE CONTRACT


  CASH WITHDRAWALS. At any time prior to the Annuity Date and during the lifetime of the Owner, or of the Annuitant if the Owner is a nonnatural person, an Owner may elect to receive a cash withdrawal payment from the Company. Any such withdrawal from the Variable Account will be effective on the date that it is received by the Company and will be processed within seven days of the Company's receipt of such request, except as the Company may be permitted to defer such payment in accordance with the Act and applicable state insurance law.



  The Owner may request a full surrender (see "Surrender of the Contracts") or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of the Owner's Annuity Account Value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable MVA plus any applicable withdrawal charge and premium taxes. The Company, upon request, will advise the Owner of the amounts that would be payable in the event of a full surrender or partial withdrawal.

  A partial cash withdrawal must be in a minimum amount of at least $1,000. When electing such a partial withdrawal, the Owner must instruct the Company as to:
1) the amount to be withdrawn; and 2) the Sub-Account(s) from which the withdrawal shall occur. Partial withdrawals may not reduce the total Annuity Account Value below $1,000. In the event the Owner does not specify the Sub-Account(s) from which the withdrawal shall occur, the Company will withdraw the requested amount pro-rata from each Sub-Account maintained by the Owner. If such a pro-rata withdrawal reduces the value of any Fixed Sub-Account balance below $2,500 and/or any Variable Sub-Account balance below $50, the Company will transfer the value of those Sub-Accounts to that Variable Sub-Account of the Owner maintaining the highest value, or to the Fixed Account if there is no Variable Account Sub-Account maintaining a balance greater than $50.

  ALL CASH WITHDRAWALS FROM ANY FIXED ACCOUNT SUB-ACCOUNT WILL BE SUBJECT TO THE MVA, EXCEPT THOSE WHICH BECOME EFFECTIVE UPON THE EXPIRATION DATE OF SUCH SUB-ACCOUNT'S GUARANTEED PERIOD. If an Owner makes a partial cash withdrawal, the Company will assess any applicable withdrawal charge, MVA, and premium taxes pro rata against the amounts remaining in each Sub-Account to which an Owner's Annuity Account is allocated. If a full Surrender of the Contract is requested by the Owner, the Company will assess any applicable withdrawal charges, MVA, Annuity Account Fee, and premium taxes against the amount withdrawn. See "Contract Charges and Fees". The Annuity Account Fee and any applicable MVA will be deducted from the Annuity Account before the application of any withdrawal charge.

  The Company reserves the right to defer the payment of amounts withdrawn or transferred from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal or transfer is received by the Company. (See "Deferral of Payment.")

  Cash withdrawals from a Variable Account Sub-Account will result in the cancellation of Variable Accumulation Units attributable to the Owner's Annuity Account with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Annuity Account Value is reduced (which amount will include any applicable withdrawal charge). The cancellation of such units will be based on the Variable Accumulation Unit values of the Variable Account Sub-Accounts at the end of the Valuation Period during which the cash withdrawal request is received.

  A cash withdrawal may have federal income tax consequences. See "Federal Tax Matters".

  MINIMUM VALUE REQUIREMENT. If a partial withdrawal is requested which would cause an Owner's Annuity Account Value to fall to less than $1,000, then the partial withdrawal will be treated as a request for a full surrender. In addition, the Company will terminate a Contract and pay the Owner as if the Contract was surrendered if no Premium Payments are made to the Company under the Contract for three consecutive years and the Annuity Account Value has fallen below $1,000 during this period. Prior to exercising this right to terminate, the Company will provide the Owner with thirty (30) days notice and the opportunity to make an additional Premium Payment to increase the Annuity Account Value above the minimum amount. On termination, the Owner will receive the amount which would have been paid had the Contract been fully surrendered. The Company also reserves the right to transfer any Fixed Sub-Account balance which has a value below $2,500 and any Variable Sub-Account balance which has a value below $50 to that Variable Sub-Account of the Owner maintaining the highest value or to the Fixed Account if there is no Variable Account Sub-Account maintaining a balance greater than $50.

  SECTION 403(B) ANNUITIES. The Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for these Contracts to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988 ("Pre-1989 Salary Reduction Account Value")) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Salary Reduction Account Value(s), salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Annuity Account Value(s)").

  Withdrawals of Restricted Annuity Account Value(s) are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. Hardship (and other) withdrawals may be subject to a 10% tax penalty, in addition to any withdrawal charge, MVA, Annuity Account Fee, and premium taxes applicable under the Contract.

  Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Annuity Account Value to one or more alternative funding options. An Owner should consult the documents governing his or her plan and the person who administers the plan for information as to such investment alternatives.

  With respect to these restrictions on withdrawals from the Variable Account, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the Commission to the American Council of Life Insurance, the requirements for which have been or will be complied with by the Company.

--------------------------------------------------------------------------------

                                 DEATH BENEFITS

  DEATH BENEFIT PROVIDED BY THE CONTRACTS. In the event of the death of any Owner prior to the Annuity Date, the Company will pay a death benefit to the Beneficiary upon receipt of due proof of death of the Owner. If there is no designated Beneficiary living on the date of death of the deceased Owner, the Company will, upon receipt of due proof of death of both the deceased Owner and the designated Beneficiary, pay the death benefit in one lump sum to the deceased Owner's estate. If the death of any Annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

  ELECTION AND EFFECTIVE DATE OF ELECTION. During the lifetime of the Owner and prior to the Annuity Date, the Owner may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the death of the Owner.

  If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect (a) to receive the death benefit in the form of a single cash payment; or (b) to have the death benefit applied under the Annuity Options (on the Annuity Date described under "Payment of Death Benefit") for the Beneficiary. Such election may be made by filing with the Company an election in writing. An Owner's election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date it is received by the Company. Any Annuity Option elected by the Beneficiary will become effective on the later of: (a) the date the election is received by the Company; or (b) the date due proof of the death of the deceased Owner is received by the Company. If an election by the Beneficiary is not received by the Company within 60 days following the date due proof of the death of the Owner is received by the Company, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment.

  The Annuity Option elected by the Owner or the Beneficiary may be restricted by the Code. See "Federal Tax Matters" for further discussion.

  PAYMENT OF DEATH BENEFIT. If the death benefit is to be paid in cash to the Beneficiary, subject to the Company's receipt of due proof of death, payment will be made within seven days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Act. If the death benefit is to be paid in one lump sum to the estate of the Owner, payment will be made within seven (7) days of the date due proof of the death of the Owner and/or the designated Beneficiary, as applicable, is received by the Company except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Act. If payment is to be made under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election, and the Owner's Annuity Account will be maintained in effect until the Annuity Date.

  AMOUNT OF DEATH BENEFIT. No MVA or withdrawal charges are assessed against amounts which are applied toward payment of a death benefit. The amount of the death benefit is determined as of the effective date or deemed effective date of the death benefit election (not as of the date of death), and, unless there is a transfer of ownership, is equal to the greater of (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective; (2) the sum of all Premium Payments under the Contract, minus the sum of all partial withdrawals from the Contract; (3) the Owner's Annuity Account Value on the Seven Year Anniversary immediately preceding the date the Death Benefit election is effective or is deemed to become effective, adjusted for any subsequent Premium Payments and partial withdrawals and charges; and (4) the amount that would have been payable in the event of a full surrender of the Contract including surrender charges and any applicable MVA on the date the Death Benefit election is effective or is deemed to become effective.
--------------------------------------------------------------------------------

SURRENDER OF THE CONTRACTS

  At any time before the Annuity Date, the Owner may elect to surrender the Contract and receive a cash payment from the Company. On the Surrender Date the Owner's Annuity Account will be canceled and the Annuity Account Value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable MVA, will be paid to the Owner within seven days of the Surrender Date in the form of a cash payment except as the Company may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. The Company reserves the right, however, to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.

  Because withdrawals from an Owner's Annuity Account may be subject to a withdrawal charge, a MVA, and applicable taxes and fees, and because the Owner assumes the investment risk with respect to amounts allocated to the Variable Account, the total amount paid upon total surrender of the Contract (taking any prior cash withdrawals into account) may be more or less than the total Premium Payments made. Following a surrender of the Contract, or if the Contract terminates for any other reason, all rights of the Owner, Annuitant, and Beneficiary will terminate.

  A surrender may have federal income tax consequences. See "Federal Tax
Matters".

ANNUITY PROVISIONS

  ANNUITY DATE. Annuity payments will begin on the first day of the month following the Annuity Date selected by the Purchaser, as specified in the Contract Application or Order to Purchase. In most states, the date selected by the Owner may not be sooner than 30 days following the Date of Issue. This date may be changed by the Owner from time to time by notifying the Company in writing, provided that notice of each change is received by the Company at least 45 days prior to the then current Annuity Date and the new Annuity Date is a date which is: (1) at least 30 days after the effective date of the change; (2) the first day of a month; and (3) not later than the first day of the first month following the Annuitant's 90th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. The Annuity Date may also be changed by an election of an Annuity Option as described in the Death Benefit section of this Prospectus.

  On the Annuity Date the Owner's Annuity Account will be canceled and the Annuity Account Value, minus any applicable Annuity Account Fee and premium taxes, will be applied to provide an annuity under one or more of the options described below. No MVA or withdrawal charges will be imposed upon amounts applied to purchase an annuity. NO PAYMENTS MAY BE REQUESTED UNDER THE CONTRACT'S CASH WITHDRAWAL PROVISIONS ON OR AFTER THE ANNUITY DATE.

  Since the Contracts offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, reference should be made to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

  ELECTION - CHANGE OF ANNUITY OPTION. During the lifetime of the Owner and prior to the Annuity Date, the Owner may elect one or more of the Annuity Options described below, or such other Annuity Option as may be agreed to by the Company. The Owner may also change any election, but notice in writing of any election or change of election must be received by the Company at least 45 days prior to the Annuity Date.

  If no election is in effect on the 30th day prior to the Annuity Date and the Contract is used by the Owner in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408(c), Section 408(k), or Section 457 of the Code, the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, will be deemed to have been elected if required by such retirement plan. If the Contract is not used by the Owner in connection with one of these plans, the Owner will be deemed to have elected Life Annuity with 120 Monthly Payments Certain.

  At any time the Owner may (in writing) request annuitization of the then current Annuity Account Value in accordance with any one of the Annuity Options described below. In such event, no withdrawal charge or MVA will be imposed at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option elected.

  Reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options which may be elected. NO CHANGE OF ANNUITY OPTION IS PERMITTED AFTER THE ANNUITY DATE.

  ANNUITY OPTIONS. The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. An Owner may elect a Fixed Annuity, a Variable Annuity, or a combination of both. If electing a combination, the Owner must specify what part of the Annuity Account is to be applied to each Fixed and Variable Annuity Option. (If no such election is received by the 30th day prior to the Annuity Date, the portion of the Annuity Account to be applied for a Fixed Annuity and/or a Variable Annuity will be determined on a pro rata basis from the composition of the Annuity Account on the Annuity Date. Thus, any amounts in the Variable Account will be applied to a Variable Annuity, and amounts in the Fixed Account will be applied to a Fixed Annuity.) Variable Annuity payments will be based on the Sub-Account(s) selected by the Owner, or on the allocation of the Annuity Account Value among the Sub-Accounts.

  A FIXED ANNUITY provides for Annuity Option payments which will remain constant pursuant to the terms of the Annuity Option elected. The effect of choosing a Fixed Annuity is that the amount of each payment will be set on the Annuity Date and will not change. If a Fixed Annuity is selected, the Variable Account used to provide the Fixed Annuity will be transferred to the general account of the Company, and the annuity payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the settlement age of the Annuitant (determined in accordance with the Contract). The Fixed Annuity payment amounts are determined by applying the Annuity Payment Rates found in the Contract to the portion of the Annuity Account Value allocated to the Fixed Annuity Option selected by the Owner, or, if more favorable to the Payee(s), by applying the Annuity Payment Rates published by the Company and in use on the Annuity Date. The rates found in the Contracts show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. This rate may be changed by the Company with respect to Contracts established after the effective date of such change (see "Modification").

  A VARIABLE ANNUITY provides for payments that fluctuate or vary in dollar amount, based on the investment performance of a Variable Account Sub-Account. The Variable Annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the Sub-Account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the Sub-Account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

  The amount of the first Variable Annuity payment is determined by the variable annuity provisions selected and, for some options, the settlement age of the Annuitant (determined in accordance with the Contract). All Variable Annuity payments other than the first are determined by means of Annuity Units credited to the contract with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege - Annuity Period" section. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for that Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month. The annual Annuity Account Fee is deducted, pro rata, from each Variable Annuity payment.

  The Owner may choose to receive annuity payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Date.

  If the Contract is used by the Owner in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)),
Section 403, Section 408(c), Section 408(k), or Section 457 of the Code, a Joint and Survivor Annuity will be offered under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor the monthly payment payable will be determined the same manner as during the joint lifetime of the Payee and the designated second person.

FIXED ANNUITY OPTIONS

  LIFE ANNUITY OPTION. An annuity payable monthly to the Payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, etc.

  LIFE ANNUITY WITH CERTAIN PERIOD OPTION. An Annuity providing monthly income to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.

  CASH REFUND LIFE ANNUITY OPTION. An annuity payable monthly to the Payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

  ANNUITY CERTAIN OPTION. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

VARIABLE ANNUITY OPTIONS

  VARIABLE LIFE ANNUITY OPTION. A Variable Annuity payable monthly to the Payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, etc.

  VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION. A Variable Annuity providing monthly income to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

  VARIABLE ANNUITY CERTAIN OPTION. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. At any time during the period payments are made, the Annuitant may elect that a portion or all of the future payments to which the Payee is entitled be commuted and paid in one sum. A withdrawal may be taken at any time after annuitization which does not exceed the total value of the variable annuity certain on the withdrawal date. The value of the variable annuity certain is determined by first converting an Owner's number of annuity units into dollars based on the value of the annuity units. Thereafter the dollar value is divided by an annuity certain payment factor to obtain the total value of the variable annuity certain. The annuity certain payment factor is determined by calculating the number of monthly payments remaining from the date of withdrawal to the end of the variable annuity certain period and discounting such payments to a present value using an assumed interest rate of 3%. The Annuitant may elect that the Payee receive all or a portion of this present value.

  ADDITIONAL ANNUITY OPTIONS. Any proceeds payable under the Contract may also be settled under any other method of settlement including joint and senior settlement options under joint life annuities) offered by the Company at the time of the request.

  DETERMINATION OF ANNUITY PAYMENTS. On the Annuity Date, the adjusted value of
(i) the Fixed Account and (ii) the Variable Account will be applied to provide for payments under the selected Annuity Option. The adjusted value will be equal to the

Annuity Account Value at the end of the Valuation Period which ends immediately preceding the Annuity Date, reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date, and minus premium or similar taxes.

  If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, the Company will pay the amount to be applied in a single payment to the Payee designated by the Owner.
--------------------------------------------------------------------------------

                           CONTRACT CHARGES AND FEES

  As more fully described below, charges under the Contracts offered by this Prospectus are assessed in four ways: (1) as withdrawal charges (contingent deferred sales charges); (2) as deductions for Contract administration expenses and, if applicable, for premium taxes; (3) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses; and (4) as MVAs on certain withdrawals from the Fixed Account. In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are described in the Fund's Prospectus and Statement of Additional Information.

  WITHDRAWAL CHARGES. No deduction for sales charges is made from a Premium Payment. However, if a cash withdrawal of a Premium Payment is made, a withdrawal charge (contingent deferred sales charge) may be assessed by the Company. The length of time between the Company's acceptance of the Premium Payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contracts including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

  Each Premium Payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, amounts are deemed to be withdrawn in the order in which they were received by the Company. For example, the Company will deem amounts first withdrawn to be from the oldest Premium Payment accepted by the Company. After these amounts are exhausted, the Company will deem amounts withdrawn to be from the second oldest Premium Payment accepted by the Company, and so on until all of an Owner's Premium Payments have been withdrawn. After all Premium Payments have been deemed withdrawn, the Company will deem further withdrawals to be from net investment results attributable to such Premium Payments, if any.

  Subject to the Free Partial Withdrawal described below, Premium Payment amounts withdrawn from an Owner's Annuity Account will be assessed the following withdrawal charge (after being adjusted by any applicable MVA):

WITHDRAWAL
  CHARGE
PERCENTAGE                                                   YEAR APPLICABLE
----------                                                   ---------------
   7%.......................................  During 1st Year since Premium Payment accepted
   6%.......................................  During 2nd Year since Premium Payment accepted
   5%.......................................  During 3rd Year since Premium Payment accepted
   4%.......................................  During 4th Year since Premium Payment accepted
   3%.......................................  During 5th Year since Premium Payment accepted
   2%.......................................  During 6th Year since Premium Payment accepted
   1%.......................................  During 7th Year since Premium Payment accepted
   0%.......................................  Thereafter

  On withdrawal, any applicable Annuity Account Fee will be deducted from and any Market Value Adjustment will be made to, the Owner's Annuity Account before the application of any withdrawal charge. The withdrawal charge is then assessed against the amounts remaining in the Owner's Annuity Account. If the Owner's Annuity Account is allocated among more than one Sub-Account within the Contract, the withdrawal charge will be assessed pro rata against the amounts remaining within the Sub-Accounts from which the withdrawal occurred. If the Sub-Accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, the deficiency will be assessed pro rata against all amounts remaining within the Sub-Accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then the withdrawal charge will be deducted from the amount paid. The withdrawal charge is not imposed on a Premium Payment withdrawn after the end of the seventh year from the Company's acceptance of such Premium Payment, nor is the withdrawal charge imposed upon payment of the Death Benefit or upon amounts applied to an Annuity Option.

  The Company may, upon notice to the Owner, modify the withdrawal charges provided that such modification shall apply only to an Owner's Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the MVA, see the Statement of Additional Information.

  FREE PARTIAL WITHDRAWAL. Upon request in writing, an Owner may withdraw during each Contract Year prior to the Annuity Date a portion of Premium Payments made to the Owner's Annuity Account without the imposition of a withdrawal charge. This privilege continues until all Premium Payments made to the Owner's Annuity Account are considered withdrawn. Up to 15% of the total amount of an Owner's Premium Payments may be withdrawn, in one or more increments, without a withdrawal charge each Contract Year. The amount must be at least $1,000.

  An Owner must specify the Sub-Account(s) from which the amount will be withdrawn. If a Owner does not specify the Sub-Account(s) from which the withdrawal will occur, the Company will withdraw the amount pro rata from all the Owner's Sub-Accounts.

  Withdrawals under this provision may be paid as a lump sum or, upon consent of the Company, paid over equal installments no more frequently than monthly.

  A Free Partial Withdrawal may have federal income tax consequences. See "Federal Tax Matters".

  ANNUITY ACCOUNT FEE. On the last Valuation Date of each contract year, the Company deducts an annual policy administration fee ("Annuity Account Fee") on a pro rata basis from all of an Owner's Sub-Accounts equal to $35 to partially reimburse it for administrative expenses relating to the issue and maintenance of the Contract and the Owner's Annuity Account. If the Purchaser's Annuity Account was established during that calendar year, then the Company will pro rate the Owner's initial Annuity Account Fee to reflect the shorter initial period. Thereafter the full $35 Annuity Account Fee will be assessed annually. If the Contract is surrendered, a $35 Annuity Account Fee will be deducted. On the Annuity Date, the Annuity Account Value will be reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, an annual $35 Annuity Account Fee will be deducted in approximately equal amounts from each Variable Annuity payment made during the year. No Annuity Account Fee will be deducted from Fixed Annuity payments. If applicable state law requires, the $35 Annuity Account Fee will be reduced to a lesser amount. The annual Annuity Account Fee will be waived each year that the Purchaser's Annuity Account Value equals or exceeds $100,000 or the last Valuation Date of that year.

  ADMINISTRATIVE FEE. The Company also deducts a daily Administrative Fee from the assets of each Sub-Account of the Variable Account to partially reimburse it for administrative expenses relating to the issue and maintenance of the Contract and the Owner's Annuity Account. This charge is currently at an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each Sub-Account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account. The Company does not anticipate realizing any profit from this fee.

  PREMIUM TAXES. Premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract will be deducted if applicable. It is currently the Company's practice to deduct such taxes, if any, at the time the Annuity Account Value, or any portion thereof, is withdrawn or annuitized (although the deduction could, in the future, be taken from Premium Payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon the Owner's state of residence.

  No charges are currently made for federal, state or local taxes other than state premium taxes. However, the Company reserves the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that the Company determines to be attributable to the Contracts.

  CHARGE FOR MORTALITY AND EXPENSE RISKS. The mortality risk assumed by the Company arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The Company assumes this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed. The Company also assumes a mortality risk in connection with the Death Benefits. The expense risk assumed by the Company is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses incurred by the Company.

  For assuming these risks, the Company makes a deduction from the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable Account). (The approximate portion of this charge estimated to be attributable to mortality risks is 0.75%; the approximate portion of this charge estimated to be attributable to expense risks is 0.50%.) If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to the Company. The Company expects to realize a profit from this charge. No deduction for these risks is made from the Fixed Account.

  The Company assumes the risk that withdrawal charges assessed under the Contracts may be insufficient to compensate the Company for the costs of distributing the Contracts. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from the Company's general corporate funds, which may include amounts derived from the mortality and expense risk charge.

  The Contracts provide that the Company may modify the mortality and expense risk charges; however, such modification shall apply only with respect to an Owner's Annuity Account established after the effective date of such modification.

  MVA. Any cash withdrawal or transfer of a Fixed Account Guaranteed Period Amount, other than a withdrawal or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a MVA. The MVA will be applied to the amount being withdrawn or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable withdrawal charge.

  The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's withdrawal or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the Premium Payment was allocated (or less than 0.50% lower), the application of the MVA will generally result in a lower payment upon withdrawal or transfer.

  The MVA is computed by applying the following formula:

                                   (1 + A)(N)
                                   ----------
                                   (1 + B)(N)

Where:

  A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

  B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of .50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative MVA. If Index Rates "A" and "B" are within .25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made.

  N = The number of years remaining in the Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

  Straight line interpolation is used for periods to maturity not quoted.

  See the Statement of Additional Information for examples of the application of the MVA.
--------------------------------------------------------------------------------

OTHER CONTRACT PROVISIONS

  DEFERRAL OF PAYMENT. The Company may defer the calculation and payment of partial withdrawal and full surrender values, transfers or Death Benefits from any Variable Account Sub-Account during any period:

    (1)(a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (b) during which trading on the New York Stock Exchange is restricted as determined by the Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Fund is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of the Fund or
  (3) for such other periods as the Commission may by order permit for the protection of security holders.

  The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

  In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

  DESIGNATION AND CHANGE OF BENEFICIARY. The Beneficiary designation contained in the Contract Specifications will remain in effect until changed. The right to change any Beneficiary is reserved to the Owner. Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Owner is living by filing with the Company a beneficiary designation or revocation in writing. The change or revocation will not be binding upon the Company until it is recorded by the Company. When it is so recorded the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to the Company with regard to any payment made or any action taken by the Company prior to recording the change or revocation.

  Reference should be made to the terms of a particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

  EXERCISE OF CONTRACT RIGHTS. A Contract shall belong to the Owner. All Contract rights and privileges may be expressly reserved by the Owner. Such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Owner and prior to the Annuity Date, except as otherwise provided in the Contract.

  Unless provided otherwise the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases the Owner prior to the Annuity Date, the Owner becomes the Annuitant until the Owner designates a new Annuitant to the Company in writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payee(s) may thereafter exercise such rights and privileges, if any, of ownership which continue.

  TRANSFER OF OWNERSHIP. The owner of a Non-Qualified Contract may transfer the ownership of the Contract prior to the Annuity Date. A transfer of ownership will not be binding upon the Company until written notification is received and recorded by the Company. When such notification is so recorded, the change will be effective as of the effective date specified by the Owner, but the change will be without prejudice to the Company regarding any payment made or any action taken by the Company prior to recording the change.

  Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

  A transfer of ownership may have federal income tax consequences. See "Federal Tax Matters".

  DEATH OF OWNER. If the Owner of a Non-Qualified Contract dies before the Annuity Date, the death benefit payable under the Contract, if any, must be distributed to the Beneficiary, if then alive, either (1) within five years after the date of death of the Owner, or (2) over some period not greater than the life or expected life of the Beneficiary, with annuity payments beginning within one year after the date of death of the Owner. The person named as the Owner's Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s) of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

  These mandatory distribution requirements will not apply when the designated beneficiary is the spouse of the deceased Owner, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

  If the Payee dies after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contracts.

  VOTING OF FUND SHARES. The Company will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. The Owner is the person having the right to give voting instructions prior to the Annuity Date. If an Owner elects a Variable Annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as annuity payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio of the Fund. There are no voting rights associated with the Fixed Account or a Fixed Annuity before or after the Annuity Date.

  Any shares attributable to the Company and Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from Owners. Voting instructions must be received by the Company at least one day prior to the shareholders meeting in order to be considered timely.

  Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which are funded by the Contracts may be entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such per-son with respect to a particular employee's Annuity Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

  Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act, nor any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

  All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person known by the Company to have the right to give voting instructions at least ten days prior to each meeting of the shareholders of the Fund. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days prior to each such meeting. Prior to the Annuity Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner's Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

  If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so. Fund shares held by the Company or its affiliates in which Owners or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.

  ADDITION, DELETION, OR SUBSTITUTION OF SECURITIES. The Company does not control the Fund and cannot guarantee that it or any Portfolio thereunder will be available for investment in the future or that it or any Portfolio thereunder will accept Premium Payments or transfers. In the event the Fund or any Portfolio thereunder is not available, the Company reserves the right to make changes in the Variable Account and its investments, and may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although it is not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then all Annuity Account values could be maintained in the Fixed Account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then transfer privileges under the Contract may be changed, modified or revoked.

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Sub-Account thereof) or that the Variable Account (or any Sub-Account thereof) may purchase. The Company may eliminate the shares of any of the Portfolios of the Fund and substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or of a Portfolio are no longer available for investment, or if the Company determines that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account. If any of these events occurs, substitution of any shares attributable to a Owner's interest in a Sub-Account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners. The Company shall make any appropriate endorsement to the Contracts to reflect any substitution pursuant to this provision.

  New Sub-Accounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company. Each additional Sub-Account will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. The Company may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Sub-Account is eliminated, the Company will notify Owners and request a reallocation of the amounts invested in the eliminated Sub-Account.

  CHANGE IN OPERATION OF VARIABLE ACCOUNT. At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the Act or any other form permitted by law; de-registered under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

  MODIFICATION. Upon notice to the Owner(s) (or the Payee(s) after the Annuity
Date), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-

Account(s) (see "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement in the Contracts to reflect such modification.


  In addition, upon notice to the Owner the Contracts may be modified by the Company to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the MVA, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.



  DISCONTINUANCE OF NEW PURCHASES. The Company reserves the right to limit or discontinue the acceptance of new Contract Applications and Orders to Purchase and the issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.



  RIGHT TO EXAMINE CONTRACT. If the Owner is not satisfied with a Contract it may be returned by mailing it to the Company at the Annuity & Variable Life Services Center mailing address listed on the cover of this Prospectus within ten days, or longer if state law requires, after it was received by the Owner. An Owner may not make transfers during this period. When the Company receives the returned Contract it will be canceled and in most states the Owner will receive a refund equal to the Owner's Annuity Account Value at the end of the Valuation Period during which the returned Contract was received by the Company.



  Where state law requires the full amount of any initial Premium Payment and subsequent Premium Payment(s) if any, received by the Company to be refunded, the Company will place the Premium Payment(s) that are allocated to Sub-Accounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period. This period will be deemed to commence on the day the Contract is mailed, and on the first business day after the end of such period the Premium Payments will be allocated as specified by the Owner.



  IRA RIGHT OF REVOCATION. With respect to Individual Retirement Accounts, under the Employee Retirement Income Security Act of 1974 ("ERISA") an Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the Individual Retirement Account is established. If the Owner is furnished with such disclosure statement before the seventh day preceding the date the Individual Retirement Account is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh day preceding the establishment of the Individual Retirement Account, then the Owner may give a notice of revocation to the Company at any time within seven days after the Date of Issue. Upon such revocation, the Company will refund the Premium Payment made by the Owner. The foregoing right of revocation with respect to an Individual Retirement Account is in addition to the return privilege set forth in the preceding paragraph. The Company will allow a participant establishing an Individual Retirement Account a "ten day free-look", notwithstanding the provisions of ERISA.



  PERIODIC REPORTS. At least once each calendar year, the Company will provide an Owner a report showing the Annuity Account Value at the end of the preceding calendar year, all transactions during the calendar year, the current Annuity Account Value, the number of Accumulation Units in each Variable Sub-Account, the applicable Variable Accumulation Unit Value(s) as of the date of the report and the interest rate credited to the Fixed Account Sub-Account(s). In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS


  INTRODUCTION. The Contracts described in this Prospectus are designed for use by individuals to accumulate Annuity Account Values and may be used by retirement plans, whether or not they qualify for special federal income tax treatment. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depends on the Company's tax status, on the type of retirement plan for which a Contract is purchased, and upon the tax and employment status of the individual concerned.



  The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.


  TAXATION OF ANNUITIES. The following discussion assumes the Contracts will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

  IN GENERAL. Code Section 72 governs taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of distribution is made under the Contract. The exception to this rule is that generally, an Owner who is not a natural person must include in income any increase in the excess of the Owner's Annuity Account Value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value (or the Contract) generally will be treated as a distribution.

  The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS AND SURRENDERS. In the case of a withdrawal distributed to a participant or beneficiary under a Qualified Contract (other than a Qualified Contract used in a retirement plan that qualifies for special income tax treatment under Section 457 of the Code, as to which there are special rules) a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total Annuity Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distribution from Qualified Contracts.

  Generally, in the case of a partial withdrawal under a Non-Qualified Contract before the Annuity Date (including systematic withdrawals), amounts received are first treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The Annuity Account Value immediately before a withdrawal may have to be increased by any positive MVA which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of MVAs, and the Owner should contact a competent tax advisor with respect to the potential tax consequences of a MVA.

  In the case of a full surrender under a Non-Qualified Contract, the amount received is generally treated as taxable income to the extent the net amount received exceeds the "investment in the contract" at that time.

  ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Option elected under the Contract, in general, only the portion of an annuity payment that represents the amount by which the Annuity Account Value exceeds the investment in the Contract will be taxed; after the investment in the Contract is recovered, the full amount of any additional annuity payments is taxable. For Variable Annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. The entire distribution will, however, be taxable once the recipient has recovered the dollar amount of the "investment in the contract." For Fixed Annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount or each annuity payment is taxable.

  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract (including systematic withdrawals, other partial withdrawals, surrenders, and any other distribution), there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the Owner is age 59 1/2;
(2) made as a result of death of the Owner or disability of the taxpayer; or (3) received in substantially equal installments as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above.

  MULTIPLE CONTRACTS. All non-qualified, deferred annuity contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same investor. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.

  TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS. A transfer of ownership of a Contract; the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner; the selection of certain Annuity Dates; or a change of Annuitant; may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment or change should contact a competent tax adviser in respect to the potential tax effects of such a transaction.

  WITHHOLDING. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to

United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

  SECTION 1035 EXCHANGES. Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code Section 1035 should consult their tax advisers.

  QUALIFIED PLANS. The Qualified Contract is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Owners and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Owners of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract therefor.

  SECTION 403(B) PLANS. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age
59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  INDIVIDUAL RETIREMENT ANNUITIES. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

  CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS. Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

  DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                          * * * * * * * * * * * * * *

  The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend, and are subject to change. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax advisor with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

  CIGNA Financial Advisors, Inc. ("CFA") located at 900 Cottage Grove Road, Bloomfield, Connecticut 06002 is the principal underwriter and the distributor of the Contracts. CFA is a wholly-owned subsidiary of Connecticut General Corporation, which is an affiliate of CIGNA Corporation. CFA may enter into contracts with various broker-dealers to aid in the distribution of the Contracts. The commissions paid to dealers are no greater than 6.75% of Premium Payments.

--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE DATA

  The Company may from time to time disclose the current annualized yield of the Money Market Sub-Account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Series or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 variable accumulation unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

  The Company may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The Company may also advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

  The Company may also advertise or disclose annual average total returns for one or more Sub-Accounts of the Variable Account for various period of time. The standardized total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, one year, five years, and ten years (if the Sub-Account has been in operation for those periods), and a period measured from the date the Sub-Account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

  The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be 0%. The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

  All non-standard performance data will only be advertised if the standard performance data is also disclosed. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market Sub-Account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a Sub-Account and a Sub-Account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

  The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE CONTRACTS -- GENERAL PROVISIONS.........................    3
  The Contracts.............................................    3
  Loans.....................................................    3
  Non-Participating Contracts...............................    3
  Misstatement of Age.......................................    3
  Assignment................................................    3
  Evidence of Survival......................................    3
  Endorsement of Annuity Payments...........................    3
TAXATION OF THE COMPANY.....................................    3
INVESTMENT EXPERIENCE.......................................    3
  Variable Accumulation Unit Value and Variable Accumulation
     Value..................................................    3
  Net Investment Factor.....................................    4
SAMPLE CALCULATIONS AND TABLES..............................    4
  Variable Account Calculations.............................    4
  Withdrawal Charge and MVA Tables..........................    5
STATE REGULATION OF THE COMPANY.............................    6
ADMINISTRATION..............................................    6
DISTRIBUTION OF THE CONTRACTS...............................    7
CUSTODY OF ASSETS...........................................    7
HISTORICAL PERFORMANCE DATA.................................    7
  Money Market Sub-Account Yield............................    7
  Other Sub-Account Yields..................................    7
  Total Returns.............................................    8
  Other Performance Data....................................    8
LEGAL MATTERS...............................................    9
LEGAL PROCEEDINGS...........................................    9
EXPERTS.....................................................    9
FINANCIAL STATEMENTS........................................    9
  Connecticut General Life Insurance Company................   10
  CG Variable Annuity Separate Account......................   29

                            PART A. PROSPECTUS NO. 2

           AIM/CIGNA HERITAGE II


           VARIABLE ANNUITY

                 CONNECTICUT GENERAL     MAILING ADDRESS:              LOCKBOX ADDRESS: BY MAIL   LOCKBOX ADDRESS:
                   LIFE                  CIGNA INDIVIDUAL INSURANCE    CONNECTICUT GENERAL LIFE   BY OVERNIGHT
                 INSURANCE COMPANY       ANNUITY & VARIABLE LIFE       INSURANCE COMPANY          CONNECTICUT GENERAL LIFE
                 HOME OFFICE LOCATION:   SERVICES                      P.O. BOX 30790             INSURANCE COMPANY
                 900 COTTAGE GROVE ROAD  CENTER: ROUTING S-249         HARTFORD, CT 06150         C/O FLEET BANK
                 BLOOMFIELD, CT          HARTFORD, CT 06152-2249                                  20 CHURCH STREET
                                         TELEPHONE: (800) (552-9898)                              20TH FLOOR, MSN275
                                                                                                  HARTFORD, CT 06120
                                                                                                  ATTN: LOCKBOX 30790

           PROSPECTUS

           AUGUST    , 1997


           This Prospectus describes the Flexible Payment Deferred Variable Annuity Contracts with Fixed and Variable Accounts (the "Contracts") offered by Connecticut General Life Insurance Company in individual or group form. These Contracts are designed to aid in long-term financial planning by individuals on a tax-deferred basis for retirement or other long-term purposes.

           The Owner may elect to have Annuity Account Values accumulate on a fixed basis in the Fixed Account, which pays interest at the applicable Guaranteed Interest Rate(s) for the duration of the particular Guaranteed Period(s) selected by the Owner, or on a variable basis in CG Variable Annuity Separate Account (the "Variable Account"), a separate account of the Company, or a combination of the two. The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests in a specific series of AIM Variable Insurance Funds, Inc. (the "Fund"), a mutual fund. Nine portfolios are currently available for investment within the Variable
           Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Government Securities Fund; (4) AIM V.I. Growth Fund; (5) AIM V.I. International Equity Fund; (6) AIM V.I. Money Market Fund; (7) AIM V.I. Value Fund; (8) AIM V.I. Growth and Income Fund; and (9) AIM V.I. Global Utilities Fund.

           Annuity Account Values allocated to the Variable Account will vary in accordance with the investment performance of the Sub-Accounts selected by the Owner. Thus, the Owner bears the entire investment risk under the Contract for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Connecticut General Life Insurance Company (the "Company") and will earn a specified rate of interest for the Guaranteed Period(s) selected unless prematurely withdrawn or transferred, in which case a market value adjustment will apply.

           These Contracts provide for monthly annuity payments to be made by the Company for the life of the Annuitant or for some other period, beginning on the Annuity Date selected by the Owner. The Owner can also elect to surrender all or a portion of the Annuity Account Value in exchange for a cash withdrawal payment from the Company; however, withdrawals may be taxable, and/or subject to a withdrawal charge and/or a market value adjustment ("MVA") and/or a tax penalty and/or a deduction for State premium taxes. Under certain circumstances, the Owner can transfer amounts between the Accounts and the corresponding Sub-Accounts (some restrictions may apply).


           This Prospectus sets forth the information that a prospective investor should consider before investing in these Contracts. A
           Statement of Additional Information about the Contracts, dated August
             , 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional
           Information is available at no cost to any person requesting a copy by writing the Company at the address listed below or by calling the telephone number also listed below. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.


           This Prospectus and the Statement of Additional Information generally describe only the Contract and the Variable Account, except when the Fixed Account is specifically mentioned.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF AIM VARIABLE INSURANCE FUNDS, INC. YOU SHOULD RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

           ANY REFERENCE IN THIS PROSPECTUS TO RECEIVED OR RECEIPT BY THE COMPANY MEANS RECEIPT AT ITS ANNUITY & VARIABLE LIFE SERVICES CENTER OR LOCKBOX ADDRESS, AS NOTED ABOVE.

                               TABLE OF CONTENTS


                                            PAGE                                                   PAGE
                                            ----                                                   ----
DEFINITIONS...............................    2        ANNUITY PROVISIONS........................   19
SUMMARY...................................    5          Annuity Date............................   19
EXPENSE DATA..............................    7          Election -- Change of Annuity Option....   19
CONDENSED FINANCIAL DATA..................               Annuity Options.........................   20
THE PURPOSE OF THIS PROSPECTUS............   10          Fixed Annuity Options...................   21
THE COMPANY, THE FIXED ACCOUNT, THE                      Variable Annuity Options................   21
  VARIABLE ACCOUNT AND THE FUND...........   10          Determination of Annuity Payments.......   21
  The Company.............................   10        CONTRACT CHARGES AND FEES.................   22
  The Fixed Account.......................   11          Withdrawal Charges......................   22
  The Variable Account....................   11          Free Partial Withdrawal.................   22
  AIM Variable Insurance Funds, Inc.......   12          Annuity Account Fee.....................   23
PREMIUM PAYMENTS AND ANNUITY ACCOUNT                     Administrative Fee......................   23
  VALUES DURING ACCUMULATION PERIOD.......   13          Premium Taxes...........................   23
  Premium Payments........................   13          Charge for Mortality and Expense
  Owner's Annuity Account.................   13             Risks................................   23
  Annuity Account Continuation............   13          MVA.....................................   24
  Allocation of Premium Payment(s)........   13        OTHER CONTRACT PROVISIONS.................   24
  Fixed Accumulation Value................   13          Deferral of Payment.....................   24
     Guaranteed Periods...................   13          Designation and Change of Beneficiary...   24
     Guaranteed Interest Rates............   14          Exercise of Contract Rights.............   25
  Variable Accumulation Value.............   14          Transfer of Ownership...................   25
     Crediting Variable Accumulation                     Death of Owner..........................   25
       Units..............................   14          Voting of Fund Shares...................   25
     Variable Accumulation Unit Value.....   14          Addition, Deletion, or Substitution of
  Optional Variable Account, Sub-Account                    Securities...........................   26
     Allocation Programs..................   15          Change in Operation of Variable
       Dollar Cost Averaging..............                  Account..............................   26
       Automatic Rebalancing..............   15          Modification............................   26
  Transfer of Annuity Account Values                     Discontinuance of New Purchases.........   27
     between                                             Right to Examine Contracts..............   27
     Sub-Accounts.........................   15          IRA Right of Revocation.................   27
DISTRIBUTIONS UNDER THE CONTRACT..........   16          Periodic Reports........................   27
  Cash Withdrawals........................   16        FEDERAL TAX MATTERS.......................   27
  Minimum Value Requirement...............   17          Introduction............................   27
  Section 403(b) Annuities................   17          Taxation of Annuities...................   27
DEATH BENEFITS............................   18          Qualified Plans.........................   29
  Death Benefit Provided by the                        DISTRIBUTION OF THE CONTRACTS.............   29
     Contracts............................   18        HISTORICAL PERFORMANCE DATA...............   30
  Election and Effective Date of                       STATEMENT OF ADDITIONAL INFORMATION --
     Election.............................   18          TABLE OF CONTENTS.......................   31
  Payment of Death Benefit................   18        APPENDIX A................................   32
  Amount of Death Benefit.................   18
SURRENDER OF CONTRACTS....................   19



                                  DEFINITIONS
--------------------------------------------------------------------------------

  The following terms as used in this Prospectus have the indicated meanings:

  ACCUMULATION PERIOD: The period from the Date of Issue to the Annuity Date, the date on which the Death Benefit becomes payable, or the date on which the Contract is surrendered or annuitized, whichever is earliest.

  ACT: Investment Company Act of 1940, as amended.


  ANNUITANT: The person or persons on whose life the first annuity payment is to be made. The Annuitant must be a natural person. The maximum age of the Annuitant on the date the Contract is issued is 90 years old. The Owner shall identify the Annuitant whose name(s) shall be set forth in the Contract Specifications. If prior to the Annuity Date the Annuitant predeceases the Owner, the Owner becomes the Annuitant unless and until the Owner designates a new Annuitant to the Company In Writing. The Owner generally has the right to change the Annuitant prior to the Annuity Date by requesting such a change In Writing to the Company. Any such requested change will not be effective until recorded by the Company.


  ANNUITY ACCOUNT: An account established for each Owner to which all Premium Payments are credited. In addition, net investment results attributable to each Premium Payment are credited to (or charged against) the Owner's Annuity Account.

  ANNUITY ACCOUNT VALUE: The variable accumulation value, if any, plus the fixed accumulation value, if any, of an Owner's Annuity Account for any Valuation Period.

  ANNUITY DATE: The date on which annuity payments under the Contract commence.

  ANNUITY OPTION: The method for making income payment(s). In the Contract, the term "Income Payments" is synonymous with the term "annuity payments" in this Prospectus.

  BENEFICIARY: The person or entity having the right to receive the death benefit set forth in the Contract and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Owner's death.

  CERTIFICATE: (For group Contracts only) The document for each Owner which evidences the coverage of the Owner under the Contract.

  CODE: Internal Revenue Code of 1986, as amended.

  COMMISSION: Securities and Exchange Commission.

  COMPANY: Connecticut General Life Insurance Company.

  CONTRACT: The document for each Owner which evidences the terms, conditions, coverage, and rights of the Owner under the Contract. Thus, as used herein the term "Contract" includes both an individual Contract and a Certificate under a group contract.

  CONTRACT APPLICATION: In states where required the document signed by the Owner, and the Annuitant if different than the Owner, that evidences the Owner's application for the Contract. Includes Certificate applications under a group contract.

  CONTRACT YEARS AND CONTRACT ANNIVERSARIES: All Contract Years and Contract Anniversaries are 12-month periods measured from the Date of Issue.

  DATE OF ISSUE: The date on which the Contract becomes effective.

  DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to the Company.

  FIXED ACCOUNT: Those Sub-Account(s) associated with Guaranteed Period(s) and Guaranteed Interest Rate(s). Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company.

  FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

  FUND: AIM Variable Insurance Funds, Inc.

  GUARANTEED PERIOD AMOUNT: Any portion of an Owner's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including interest earned thereon).

  GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

  GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one to ten years, as elected by the Owner.

  INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

  IN WRITING: The term "in writing" means in a written form satisfactory to the Company and received by the Company at its Annuity & Variable Life Service Center Mailing Address.

  NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Code. The Owner of a Non-Qualified Contract must be a natural person or an agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

  ORDER TO PURCHASE: A request to purchase a Contract, containing sufficient information to permit the processing of such request and to issue the Contract.

  OWNER: The person(s) entitled to the ownership rights stated in the Contract; is the Certificate Owner under a group contract. The Owner, or the Annuitant if the Owner is a non-natural person, may be no more than 85 years of age on the Date of Issue.

  PAYEE: A recipient of payments under the Contract.

  PREMIUM PAYMENT: Any amount paid to the Company as consideration for the benefits provided by the Contract. Premium Payment includes the initial Premium Payment and subsequent Premium Payments.

  QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Code.


  SUB-ACCOUNT: That portion of the Fixed Account associated with a specific Guaranteed Period and Guaranteed Interest Rate and each portion of the Variable Account which invests in shares of a specific series of AIM Variable Insurance Funds, Inc.

  SURRENDER: When a lump sum amount representing the Owner's Annuity Account Value (minus any applicable withdrawal charges, contract fees, or premium taxes and plus or minus any market value adjustment) is paid to the Owner. After a surrender, all of the Owner's rights under the Contract are terminated.

  SURRENDER DATE: The date or deemed date the Owner elects a surrender of the Contract or Certificate.

  VALUATION DATE: Every day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Commission, so that valuation or disposal of securities is not practicable.

  VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day.

  VARIABLE ACCOUNT: The separate account of the Company comprised of those Sub-Account(s) associated with investments in AIM Variable Insurance Funds, Inc. Variable Account assets are separate account assets of the Company, the investment performance of which is kept separate from that of the general assets of the Company.

  VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of the variable portion of an Owner's Annuity Account.

--------------------------------------------------------------------------------

SUMMARY

  NOTE: THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, IN THE PROSPECTUS FOR AIM VARIABLE INSURANCE FUNDS, INC., AND IN THE CONTRACT, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE CONTRACT AND THE VARIABLE ACCOUNT. A SEPARATE PROSPECTUS ATTACHED HERETO DESCRIBES AIM VARIABLE INSURANCE FUNDS, INC.

  THE CONTRACT. These Contracts are Flexible Payment Deferred Variable Annuity Contracts with Fixed and Variable Accounts (the "Contracts") designed for use in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code or for use on a non-tax qualified basis. The Contracts provide for the accumulation of values on either a variable or fixed basis, or a combination fixed and variable basis as elected by the Owner, and provide for payment of these values on a selected future date in either one lump sum or as annuity payments.

  The Contracts are offered as both individual and group annuity contracts. The term "Contract" as used in this Prospectus refers to either an individual annuity contract or to a Certificate under a group annuity contract, as appropriate.


  PREMIUM PAYMENTS. The Owner must generally make a minimum initial Premium Payment of at least $2,000. The Owner may generally make additional Premium Payments of at least $2,000 each for allocation into any single Sub-Account within the Fixed Account and/or at least $100 for allocation into any Variable Sub-Account. The prior approval of the Company is required before it will accept a Premium Payment in excess of $1,000,000 (See "Premium Payments").


  THE ANNUITY ACCOUNTS. The Owner may elect to have Annuity Account Values accumulate on a fixed basis in the Fixed Account, which pays interest at the applicable Guaranteed Interest Rate(s) for the duration of the particular Sub-Account's Guaranteed Period, or on a variable basis in CG Variable Annuity Separate Account (the "Variable Account"), a separate account of the Company, or a combination of them (See "The Fixed Account" and "The Variable Account").


  THE FIXED ACCOUNT. The Owner may elect to have values accumulated on a fixed basis whereby a Premium Payment is allocated to one or more Sub-Accounts available in connection with the Fixed Account. Each Sub-Account available within the Fixed Account has a Guaranteed Period with a duration which ranges from one to ten years. The Fixed Account is part of the general account of the Company (See "The Fixed Account"). The Company guarantees these amounts and specifies various interest rates (the "Guaranteed Interest Rates") which will be earned by amounts allocated to each particular Sub-Account within the Fixed Account if the amounts remain in that Sub-Account for the duration of the Sub-Account's Guaranteed Period, subject to the imposition of Annuity Account Fees or premium taxes. The Company may not change a Guaranteed Interest Rate for the duration of the Sub-Account's Guaranteed Period. The Company will credit interest at a rate of not less than three percent (3%) per year, compounded annually, to amounts allocated to the Fixed Account. Guaranteed Interest Rates applicable to particular Guaranteed Periods cannot be predicted and will be determined at the sole discretion of the Company. There is no assurance that Guaranteed Interest Rates will exceed 3% per year. Amounts that are withdrawn or transferred prior to the end of the Guaranteed Period may be subject to a withdrawal charge and/or a Market Value Adjustment (see "MVA"). The MVA could be positive or negative.



  THE VARIABLE ACCOUNT. The assets of the Variable Account are also divided into Sub-Accounts. Each Variable Account Sub-Account uses its assets to purchase, at their net asset value, shares of a specific portfolio of AIM Variable Insurance Funds, Inc. (the "Fund"), a mutual fund registered under the Act and advised by A I M Advisors, Inc. (See "The Variable Account".) Nine portfolios are currently available for investment within the Variable Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Government Securities Fund; (4) AIM V.I. Growth Fund; (5) AIM V.I. International Equity Fund; (6) AIM V.I. Money Market Fund; (7) AIM V.I. Value Fund; (8) AIM V.I. Growth and Income Fund; and (9) AIM V.I. Global Utilities Fund.



  TRANSFERS. Subject to certain conditions, the Owner may transfer all or part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 per transfer. All transfers are subject to certain conditions. In addition, transfers from any Fixed Account Sub-Account are further restricted in frequency and amount and may be subject to the MVA. After the Annuity Date, transfers among the Variable Account Sub-Accounts may also be permitted, subject to certain conditions. See "Transfer of Annuity Account Values Between Sub-Accounts".



  CASH WITHDRAWALS. At any time before the Annuity Date, the Owner may elect to receive a cash withdrawal payment from the Company. Subject to the Free Partial Withdrawal privilege described below, a cash withdrawal of a Owner's Annuity Account Value will be subject to any applicable withdrawal charges. A cash withdrawal will also be subject to any applicable Market Value Adjustment, Annuity Account Fees, or State premium taxes. After the Annuity Date, withdrawals are not permitted under most Annuity Options (See "Cash Withdrawals").


  Federal income taxes and a tax penalty may be applicable to withdrawals (See "Federal Tax Matters").

  FREE PARTIAL WITHDRAWAL. Each Contract Year an Owner may generally withdraw, in one or more transactions, up to 15% of the total amount of the Owner's Premium Payments made to the Owner's Annuity Account without the imposition of a withdrawal charge. The Company will deem all free withdrawals to have withdrawn Premium Payments from an Owner's Annuity Account in the order in which they were received by the Company for purposes of computing the contingent deferred sales charge (the withdrawal charge) on amounts remaining within the Owner's Annuity Account (I.E. oldest Premium Payment first). Certain additional restrictions are applicable to withdrawals from Fixed Account Sub-Accounts. See "Free Partial Withdrawal".


  ANNUITY PAYMENTS. Annuity Payments as elected by the Owner will begin on the Annuity Date. The Owner selects the Annuity Date and the Annuity Option. See "Annuity Provisions".


  DEATH BENEFIT. In the event of the death of the Owner prior to the Annuity Date, the Company will pay a death benefit to the Beneficiary. If the death of the Owner occurs on or after the Annuity Date, no death benefit will be payable except as may be provided under the Annuity Option elected. The amount of the death benefit is determined as of the effective date or deemed effective date of the death benefit election. If the Owner is a non-natural person the death of the Annuitant is treated as the death of the Owner. See "Death Benefit".



  RIGHT TO EXAMINE CONTRACTS. If the Owner is not satisfied with a Contract it may be returned by mailing it to the Company at the Annuity & Variable Life Services Center mailing address listed on the cover of this Prospectus within ten days, or longer if state law requires, after it was received by the Owner. Return of the Contract by mail is effective on being postmarked, properly addressed, and postage prepaid. An Owner may not make transfers during the Right to Examine period. When the Company receives the returned Contract it will be canceled and in most states the Owner will receive a refund equal to the Purchaser's Annuity Account Value at the end of the Valuation Period during which the returned Contract was received by the Company.



  Where state law requires the full amount of any initial Premium Payment and subsequent Premium Payment(s) if any, received by the Company to be refunded, the Company will place the Premium Payment(s) that are allocated to Sub-Accounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period. On the first business day after the end of such period, the Premium Payments will be allocated as had been specified by the Owner.


CHARGES AND DEDUCTIONS


  CONTINGENT DEFERRED SALES CHARGE. The Company does not deduct a sales charge when it receives a Premium Payment. However, if any part of an Owner's Annuity Account is withdrawn, a withdrawal charge (contingent deferred sales charge) may be assessed by the Company. Subject to the Free Partial Withdrawal amount described above, Annuity Account withdrawals derived from a Premium Payment deposited with the Company for a period of less than seven years will be subject to a withdrawal charge ranging from 7% to 4% of the applicable Premium Payment (adjusted by any applicable MVA with respect to the Fixed Account). The length of time between the Company's acceptance of a Premium Payment and the making of a withdrawal determines the withdrawal charge percentage. The withdrawal charge is not imposed on a Premium Payment after the end of the seventh year of its deposit with the Company. For purposes of computing the withdrawal charge, amounts are deemed to be withdrawn in the order in which they were received by the Company (I.E. oldest Premium Payment first). See "Withdrawal Charges".



  MARKET VALUE ADJUSTMENT. In certain situations, a cash withdrawal or transfer of amounts from the Fixed Account will be subject to a Market Value Adjustment. See "MVA". The MVA will reflect the relationship between an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a cash withdrawal is made, and this index at the time that the Premium Payments being withdrawn or transferred were made. Generally, if the Index Rate at the time of withdrawal is more than .50% lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal is higher than the Index Rate at the time the Premium Payment was allocated (or less than 0.50% lower), the application of the MVA will generally result in a lower payment upon withdrawal or transfer. The MVA is not applied against a withdrawal or transfer which becomes effective upon the Expiration Date of a Guaranteed Period, which is made pursuant to the Dollar Cost Averaging program, or which is used to make a Death Benefit payment.


  ANNUITY ACCOUNT FEE. On the last Valuation Date of each contract year, the Company will deduct an annual annuity account administration fee ("Annuity Account Fee") of $35 from the Owner's Annuity Account Value. If the Contract is surrendered, a $35 Annuity Account Fee will be deducted. After the Annuity Date, an annual Annuity Account Fee of $35 will be deducted in approximately equal amounts from each variable annuity payment made during the year. No Annuity Account Fee will be deducted from fixed annuity payments. If applicable state law requires, the $35 Annuity Account Fee will be reduced to a lesser amount. Prior to the Annuity Date the annual Annuity Account Fee will be waived each contract year that the Owner's Annuity Account Value equals or exceeds $100,000 on the last Valuation Date of that year.


  ADMINISTRATIVE FEE. The Company also deducts an administrative fee at the end of each Valuation Period equal to an annual rate of 0.15% of the daily net assets of the Variable Account for administrative expenses assumed by the Company. See "Administrative Fees".

  RISK CHARGE. The Company deducts a mortality and expense risk charge at the end of each Valuation Period. The Owner will elect an amount equal to an annual rate of 1.10% or 1.25% of the daily net assets of the Variable Account for mortality and expense risks assumed by the Company. See "Charge for Mortality and Expense Risks". Each mortality and expense risk charge corresponds to a distinct death benefit. See "Amount of Death Benefit."


  TAXES. The Company may incur premium, or similar state or local taxes relating to the Contracts. The Company will deduct any such taxes related to a particular Contract upon an Owner's surrender, withdrawal, annuitization, or payment of death benefits. See "Premium Taxes".

  CHARGES AGAINST THE FUND. The value of the net assets of the Sub-Accounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the AIM Variable Insurance Funds, Inc. See "Expense Data" below.

--------------------------------------------------------------------------------

EXPENSE DATA

  The purpose of the following table and Example is to help Owners and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Owners assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of AIM Variable Insurance Funds, Inc. The information set forth should be considered together with the information provided under the heading "Contract Charges and Fees", and with the Fund's Prospectus. In addition to the expenses listed below, premium taxes may be applicable.


MORTALITY AND EXPENSE RISK CHARGE = 1.10%


                                   FEE TABLE


                    AIM V.I.                     AIM                               AIM V.I.    AIM V.I.     AIM
                     CAPITAL     AIM V.I.       V.I.       AIM V.I.      AIM        GROWTH      INTER-      V.I.       AIM
                    APPRECIA-   DIVERSIFIED    GLOBAL     GOVERNMENT     V.I.        AND       NATIONAL    MONEY       V.I.
                      TION        INCOME      UTILITIES   SECURITIES    GROWTH      INCOME      EQUITY     MARKET     VALUE
                      FUND         FUND         FUND         FUND        FUND        FUND        FUND       FUND       FUND
                    ---------   -----------   ---------   ----------   --------   ----------   --------   --------   --------
Owner Transaction
  Expenses
  Sales Load on
    Purchases.....       0            0            0            0           0           0           0          0          0
  Maximum deferred
    sales charge
    on withdrawals
    (as a
    percentage of
    Owner's
    Premium
    Payment)(1)...       7%           7%           7%           7%          7%          7%          7%         7%         7%
  Transfer
    fee(2)........       0            0            0            0           0           0           0          0          0
  Annual Annuity
    Account
    Fee(3)........
                        ---------------------------------------------------   $35 per Contract    ---------------------------

Separate Account
  Annual Expenses
  (as a percentage
  of average
  separate account
  assets)
  Mortality and
    Expense
    Risk Fee......    1.10%        1.10%        1.10%        1.10%       1.10%       1.10%       1.10%      1.10%      1.10%
  Administrative
    Fee...........    0.15%        0.15%        0.15%        0.15%       0.15%       0.15%       0.15%      0.15%      0.15%
  Other Fees and
    Expenses......       0%           0%           0            0%          0%          0           0%         0%         0%
                       ---          ---          ---          ---         ---         ---         ---        ---        ---
    Total.........    1.25%        1.25%        1.25%        1.25%       1.25%       1.25%       1.25%      1.25%      1.25%
AIM Variable
  Insurance Funds,
  Inc. Annual
  Expenses (as a
  percentage of
  Fund average net
  assets)
  Management
    Fees..........    0.64%        0.60%        0.65%(4)     0.50%       0.65%       0.65%       0.75%      0.40%      0.64%
  Other
    Expenses......    0.09%        0.26%        0.90%        0.41%       0.13%       0.13%       0.21%      0.15%      0.09%
                       ---          ---          ---          ---         ---         ---         ---        ---        ---
    TOTAL.........    0.73%        0.86%        1.55%        0.91%       0.78%       0.78%       0.96%      0.55%      0.73%


---------------

(1) A portion of an Owner's Annuity Account may be withdrawn once each Contract Year without the assessment of a withdrawal charge if all Premium Payments have not previously been withdrawn. The withdrawal charge on the remaining portion is equal to a percentage of the Owner's Premium Payment withdrawn and ranges from 7% to 0%, depending upon the length of time between the Company's acceptance of the Premium Payment withdrawn and the making of a withdrawal. After the Premium Payment has been held by the Company for seven years such Premium Payment may be withdrawn without assessment of the withdrawal charge.


(2) Before the Annuity Date, an Owner is limited to twelve transfers each Contract Year without the imposition of a transfer fee. The Company reserves the right to deduct a transfer fee of up to $10 for each transfer in excess of twelve in a Contract Year. Transfers from any Fixed Sub-Account are restricted in frequency and amount and may also be subject to a MVA. After the Annuity Date, a Payee is limited to three transfers per Contract Year.



(3) Waived for Annuity Account Values of $100,000 or more as determined on the last Valuation Date of a Contract Year.



(4) Management fees have been restated to reflect current agreements.

  EXAMPLES. A Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all Premium Payments are allocated to the Variable Account):


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE
  APPLICABLE TIME PERIOD:
  AIM V.I. Capital Appreciation Fund........................   $80       $124       $161        $237
  AIM V.I. Diversified Income Fund..........................   $82       $128       $168        $250
  AIM V.I. Global Utilities Fund............................   $88       $148       $202        $319
  AIM V.I. Government Securities Fund.......................   $82       $129       $170        $255
  AIM V.I. Growth Fund......................................   $81       $125       $164        $242
  AIM V.I. Growth and Income Fund...........................   $81       $125       $164        $242
  AIM V.I. International Equity Fund........................   $83       $131       $173        $261
  AIM V.I. Money Market Fund................................   $78       $118       $152        $218
  AIM V.I. Value Fund.......................................   $80       $124       $161        $237
2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
  ANNUITIZED:
  AIM V.I. Capital Appreciation Fund........................   $21       $ 64       $110        $237
  AIM V.I. Diversified Income Fund..........................   $22       $ 68       $117        $250
  AIM V.I. Global Utilities Fund............................   $29       $ 89       $151        $319
  AIM V.I. Government Securities Fund.......................   $23       $ 70       $119        $255
  AIM V.I. Growth Fund......................................   $21       $ 66       $113        $242
  AIM V.I. Growth and Income Fund...........................   $21       $ 66       $113        $242
  AIM V.I. International Equity Fund........................   $23       $ 71       $122        $261
  AIM V.I. Money Market Fund................................   $19       $ 59       $101        $218
  AIM V.I. Value Fund.......................................   $21       $ 64       $110        $237


  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of AIM Variable Insurance Funds, Inc. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.

  These examples reflect the annual $35 Annuity Account Fee as an annual charge of .07% of assets, based on an anticipated average Annuity Account Value of $50,000.

  The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

MORTALITY AND EXPENSE RISK CHARGE = 1.25%



                                   FEE TABLE



                    AIM V.I.                     AIM                               AIM V.I.    AIM V.I.     AIM
                     CAPITAL     AIM V.I.       V.I.       AIM V.I.      AIM        GROWTH      INTER-      V.I.       AIM
                    APPRECIA-   DIVERSIFIED    GLOBAL     GOVERNMENT     V.I.        AND       NATIONAL    MONEY       V.I.
                      TION        INCOME      UTILITIES   SECURITIES    GROWTH      INCOME      EQUITY     MARKET     VALUE
                      FUND         FUND         FUND         FUND        FUND        FUND        FUND       FUND       FUND
                    ---------   -----------   ---------   ----------   --------   ----------   --------   --------   --------
Owner Transaction
  Expenses
  Sales Load on
    Purchases.....       0            0            0            0           0           0           0          0          0
  Maximum deferred
    sales charge
    on withdrawals
    (as a
    percentage of
    Owner's
    Premium
    Payment)(1)...       7%           7%           7%           7%          7%          7%          7%         7%         7%
  Transfer
    fee(2)........       0            0            0            0           0           0           0          0          0
  Annual Annuity
    Account
    Fee(3)........
                       -------------------------------------------------------    $35 per Contract    ----------------------

Separate Account
  Annual Expenses
  (as a percentage
  of average
  separate account
  assets)
  Mortality and
    Expense
    Risk Fee......    1.25%        1.25%        1.25%        1.25%       1.25%       1.25%       1.25%      1.25%      1.25%
  Administrative
    Fee...........    0.15%        0.15%        0.15%        0.15%       0.15%       0.15%       0.15%      0.15%      0.15%
  Other Fees and
    Expenses......       0%           0%           0            0%          0%          0           0%         0%         0%
                       ---          ---          ---          ---         ---         ---         ---        ---        ---
    Total.........    1.40%        1.40%        1.40%        1.40%       1.40%       1.40%       1.40%      1.40%      1.40%
AIM Variable
  Insurance Funds,
  Inc. Annual
  Expenses (as a
  percentage of
  Fund average net
  assets)
  Management
    Fees..........    0.64%        0.60%        0.65%(4)     0.50%       0.65%       0.65%       0.75%      0.40%      0.64%
  Other
    Expenses......    0.09%        0.26%        0.90%        0.41%       0.13%       0.13%       0.21%      0.15%      0.09%
                       ---          ---          ---          ---         ---         ---         ---        ---        ---
    TOTAL.........    0.73%        0.86%        1.55%        0.91%       0.78%       0.78%       0.96%      0.55%      0.73%


---------------


(1) A portion of an Owner's Annuity Account may be withdrawn once each Contract Year without the assessment of a withdrawal charge if all Premium Payments have not previously been withdrawn. The withdrawal charge on the remaining portion is equal to a percentage of the Owner's Premium Payment withdrawn and ranges from 7% to 0%, depending upon the length of time between the Company's acceptance of the Premium Payment withdrawn and the making of a withdrawal. After the Premium Payment has been held by the Company for seven years such Premium Payment may be withdrawn without assessment of the withdrawal charge.



(2) Before the Annuity Date, an Owner is limited to twelve transfers each Contract Year without the imposition of a transfer fee. The Company reserves the right to deduct a transfer fee of up to $10 for each transfer in excess of twelve in a Contract Year. Transfers from any Fixed Sub-Account are restricted in frequency and amount and may also be subject to a MVA. After the Annuity Date, a Payee is limited to three transfers per Contract Year.



(3) Waived for Annuity Account Values of $100,000 or more as determined on the last Valuation Date of a Contract Year.



(4) Management fees have been restated to reflect current agreements.

  EXAMPLES. A Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all Premium Payments are allocated to the Variable Account):



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE
  APPLICABLE TIME PERIOD:
  AIM V.I. Capital Appreciation Fund........................   $82       $128       $169        $252
  AIM V.I. Diversified Income Fund..........................   $83       $132       $175        $266
  AIM V.I. Global Utilities Fund............................   $90       $153       $209        $333
  AIM V.I. Government Securities Fund.......................   $84       $134       $178        $271
  AIM V.I. Growth Fund......................................   $82       $130       $171        $258
  AIM V.I. Growth and Income Fund...........................   $82       $130       $171        $258
  AIM V.I. International Equity Fund........................   $84       $135       $180        $276
  AIM V.I. Money Market Fund................................   $80       $123       $160        $234
  AIM V.I. Value Fund.......................................   $82       $128       $169        $252
2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
  ANNUITIZED:
  AIM V.I. Capital Appreciation Fund........................   $22       $ 69       $118        $252
  AIM V.I. Diversified Income Fund..........................   $24       $ 73       $124        $266
  AIM V.I. Global Utilities Fund............................   $30       $ 93       $158        $333
  AIM V.I. Government Securities Fund.......................   $24       $ 74       $127        $271
  AIM V.I. Growth Fund......................................   $23       $ 70       $120        $258
  AIM V.I. Growth and Income Fund...........................   $23       $ 70       $120        $258
  AIM V.I. International Equity Fund........................   $25       $ 76       $129        $276
  AIM V.I. Money Market Fund................................   $20       $ 63       $109        $234
  AIM V.I. Value Fund.......................................   $22       $ 69       $118        $252



  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of AIM Variable Insurance Funds, Inc. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.



  These examples reflect the annual $35 Annuity Account Fee as an annual charge of .07% of assets, based on an anticipated average Annuity Account Value of $50,000.



  The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.


  OWNER INQUIRIES. Inquiries from Owners or prospective owners should be directed to CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249, Telephone (800) 552-9898.


  Condensed Financial Information for each of the nine Sub-Accounts for the four fiscal years ending December 31, 1996, is set forth in Appendix A to this prospectus.

--------------------------------------------------------------------------------

THE PURPOSE OF THIS PROSPECTUS

  This Prospectus contains information about the individual and group AIM/CIGNA Heritage Variable Annuity Contract (the "Contract") which provides fixed or variable accumulations or a combination of both, and fixed and/or variable annuity payments starting at the Annuity Date. It describes the Contract's uses and objectives, its benefits and costs, and the rights and privileges of the Owner. It also contains information about the Company, the Variable Account, the Fixed Account and the Fund. It has been carefully prepared in non-technical language to help you decide whether the purchase of a Contract will fit your needs. We urge you to read it carefully and retain it for future reference.
--------------------------------------------------------------------------------

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUND

  THE COMPANY. The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Executive Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-6000. It does business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

  THE FIXED ACCOUNT. The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of the Company's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor the Company's general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

  The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred to such Sub-Accounts available under the Contract as described under "Transfer Privilege." Instead of the Owner assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit a specified minimum interest rate to amounts allocated to the Fixed Account.

  Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account. Instead, a specified rate of interest, declared in advance, is credited to amounts allocated to the Fixed Account. This rate is guaranteed to be at least 3% per year. The Company may credit interest at a rate in excess of 3% per year; however, the Company is not obligated to credit any interest in excess of 3% per year.

  The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

  If the Owner maintains Annuity Account Values within a Fixed Account Sub-Account for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest at the guaranteed rate specified for the Sub-Account. In the event the Owner withdraws any amount from the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period for any reason, the withdrawn amount is subjected to a MVA (see "Market Value Adjustment") and a withdrawal charge, if applicable. The Company guarantees, however, that an Owner will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account under the Contracts, regardless of any application of the MVA (that is, the MVA will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). The application of any withdrawal charge may cause the amount realized to be less than the net interest credited at 3% per year. The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for such withdrawal or transfer is received by the Company.

  THE VARIABLE ACCOUNT. The basic objective of a variable annuity contract is to provide variable accumulation of Premium Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contracts are designed to seek to accomplish this objective by providing that Annuity Account Values and/or Variable Annuity payments will reflect the investment performance of the Sub-Accounts of the Variable Account with respect to amounts allocated to Sub-Accounts of the Variable Account. (See "Annuity Options".) Since Sub-Accounts of the Variable Account are always fully invested in shares of corresponding portfolios of the Fund, their investment performance reflects the investment performance of those portfolios. Values of Fund shares held by the Variable Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Fund's management to make necessary changes in its portfolios to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the Contract may not be realized and that the adverse effects of inflation may not be lessened. There can be no assurance that the total surrender proceeds or the aggregate amount of annuity payments will equal or exceed the Premium Payments made with respect to a particular Owner's Annuity Account.

  The CG Variable Annuity Separate Account (the "Variable Account") was established by the Company as a separate account on May 15, 1992 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

  The Variable Account is registered with the Commission as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.

  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific portfolio of the Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. (The Variable Account will purchase and redeem Fund shares on an aggregate basis.) The Variable Account will be fully invested in Fund shares at all times.

  AIM VARIABLE INSURANCE FUNDS, INC. AIM Variable Insurance Funds, Inc. (the "Fund") is an open-end investment management company registered under the Act. Shares of the various portfolios of the Fund may be sold to other separate accounts established by the Company or by other insurance companies to fund other variable annuity or variable life insurance contracts. A I M Advisors, Inc., ("AIM") the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund will be responsible for reporting to the Fund's Board of Directors any potential or existing conflicts between the interests of variable annuity contract owners/participants and the interests of owners of variable life insurance contracts that provide for investment in shares of the Fund. The Board of Directors, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, also will monitor the Fund to identify the existence of any such irreconcilable material conflicts and to determine what action, if any, should be taken by the Fund and/or AIM, and its affiliates (see "Management of the Fund" in the Fund Prospectus).

  The Fund is currently composed of nine independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Fund are issued in nine series, each corresponding to one of the portfolios. Additional portfolios may be added to the Fund which may or may not be available for investment by the Variable Account.

  AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

  AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified portfolio which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

  AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND"), formerly AIM V.I. Utilities Fund, is a non-diversified portfolio which seeks to achieve a high level of current income, and as a secondary objective capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

  AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") is a diversified portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

  AIM V.I. GROWTH AND INCOME FUND ("GROWTH & INCOME FUND") is a diversified portfolio which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

  AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified portfolio which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

  AIM V.I. VALUE FUND ("VALUE FUND") is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

  AIM is paid fees by the Fund for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to each of the funds in The AIM Family of Funds(R), and to certain other investment companies. AIM operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreement is solely that of AIM. The Company undertakes no obligation in this respect.

  THERE IS NO ASSURANCE THAT ANY SERIES WILL ACHIEVE ITS STATED OBJECTIVE. A more detailed description of the Fund, its investment objectives, policies and restrictions and expenses may be found in the accompanying current Prospectus of the Fund and in the Fund's Statement of Additional Information. Information contained in the Fund's Prospectus should be read carefully before allocating Premium Payments or making transfers to a Sub-Account of the Variable Account.

--------------------------------------------------------------------------------

PREMIUM PAYMENTS AND ANNUITY ACCOUNT VALUES DURING ACCUMULATION PERIOD


  PREMIUM PAYMENTS. All initial and subsequent Premium Payments are to be paid to an authorized agent of the Company or to the Company. The Company will not accept an initial Premium Payment from a Owner which is less than $2,000. In addition, any allocation of such initial Premium Payment must be in minimum amounts of $2,000 per Fixed Account Sub-Account and $100 per Variable Account Sub-Account. The Company will accept subsequent Premium Payments in minimum amounts of $2,000 (for amounts to be allocated to each Fixed Account Sub-Account) and $100 (for amounts to be allocated to each Variable Account Sub-Account). The Company may reduce the minimum Premium Payment requirements under group contracts where Premium Payments are made by each Owner through employee payroll deduction. The Company may also reduce the minimum Premium Payment requirements for Owners who use the Contract under a program which qualifies under Section 403 or 408 of the Code. The prior approval of the Company is required before it will accept any Premium Payment in excess of $1,000,000.


  A completed Contract Application, if required, or Order to Purchase and the Initial Premium Payment must be received by the Company for acceptance. Upon acceptance, the Contract is issued to the Owner and the Initial Premium Payment is then credited to the Owner's Annuity Account. An Initial Premium Payment must be credited within two business days of receipt by the Company of a completed Contract Application or Order to Purchase containing information sufficient to issue the Contract. The Company may retain the Premium Payment for up to five business days while attempting to obtain any missing information. If sufficient information is not obtained within five business days of receipt of the Premium Payment, the prospective Owner will be informed of the reasons for the delay and the Premium Payment will be returned immediately unless the prospective Owner specifically consents to the Company's retaining the Premium Payment until sufficient information is obtained.

  Subsequent Premium Payments are also forwarded to the Company for acceptance. Upon acceptance, the Premium Payment is credited to the Owner's Annuity Account. A subsequent Premium Payment received by the Company prior to the closing time of the New York Stock Exchange (currently 4 p.m. Eastern Time) will be applied on the same day of receipt.

  An Owner, or Annuitant if the Owner is a non-natural person, may be no more than 85 years of age on the Date of Issue. The Company reserves the right in its sole discretion not to accept a Premium Payment. In addition, the payment by the Company of any amount under the Contract which is derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until such time as the Company determines the check or draft has been honored.

  OWNER'S ANNUITY ACCOUNT. The Company will establish an Owner's Annuity Account upon its acceptance of an initial Premium Payment. Each subsequent Premium Payment under the Contract will be credited to the Owner's Annuity Account. The Company will maintain the Annuity Account for the Owner during the Accumulation Period. The Contract's Annuity Account Value for any Valuation Period is equal to the sum of the variable accumulation value, if any, plus the fixed accumulation value, if any, of the Annuity Account for that Valuation Period.


  ANNUITY ACCOUNT CONTINUATION. The Annuity Account shall be continued automatically in full force for the Owner until the earliest of: (1) the Annuity Date; (2) all death benefits under the Contract are paid; (3) the Contract is surrendered; and (4) the Annuity Account Value no longer meets the requirements specified in the "Minimum Value Requirement." Cash withdrawals may cause the Annuity Account to be discontinued by the Company.



  ALLOCATION OF PREMIUM PAYMENT(S). The Initial Premium Payment and any Subsequent Premium Payment(s) will be allocated among the Sub-Accounts available in connection with the Fixed Account or the Variable Account, or to a combination of both as specified by the Owner. Subject to the $2,000 Fixed Account Sub-Account and $100 Variable Account Sub-Account minimum allocations specified above (see "Premium Payments"), the Company will allocate the Initial Premium Payment as specified by the Owner. Subsequent Premium Payments will also be allocated as initially specified by the Owner unless the Company receives different allocation instructions in writing from the Owner. Allocations to multiple Sub-Accounts will be made in whole percentages. At this time, no more than 18 Fixed Account and Variable Account Sub-Accounts may be opened during the life of the Contract. The Company may expand this number at a future date. If applicable allocation instructions would result in an allocation to a Fixed Account Sub-Account that does not meet the $2,000 minimum, then the Company will promptly seek further instructions from the Owner regarding allocation of the premium. Until such instructions are received, the Company will allocate such Premium Payments to the AIM V.I. Money Market Fund. In certain states, with respect to Premium Payments received before or during the Right to Examine Contract period and allocated to the Variable Account, the Company will allocate such Premium Payments to the AIM V.I. Money Market Fund during the Right to Examine Contract period (see "Right to Examine Contract"). After expiration of this period the Company will allocate the initial Premium Payment as specified by the Owner (see "Right to Examine Contract")


  FIXED ACCUMULATION VALUE. The fixed accumulation value of a Owner's Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts credited to the Annuity Account for such Valuation Period.

  GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration ranging from one to ten years. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and Subsequent Premium Payments, or portions thereof, and transfer amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless with-drawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of the Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer Privilege" below, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "MVA").


  The Company will notify the Owner in writing prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, following such notification but prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount, in accordance with the Transfer Privilege provision, to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve transfers per Contract Year limitations or the additional Fixed Account Sub-Account transfer restrictions (see "Transfer of Annuity Account Values between Sub-Accounts").


  GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Guaranteed Interest Rates offered at any time may be changed by the Company depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the Sub-Account's respective Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Annuity Account Fees, MVA, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the MVA.

  The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the MVA. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. There is no obligation to declare a rate in excess of 3%; the Owner assumes the risk that declared rates will not exceed 3%. The Company has complete discretion to declare any rate of at least 3%, regardless of market interest rates, the amounts earned by the Company on its investments, or any other factors.

  VARIABLE ACCUMULATION VALUE. The variable accumulation value of an Owner's Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to the Owner's Annuity Account for such Valuation Period.

  CREDITING VARIABLE ACCUMULATION UNITS. Upon the Company's acceptance of an Initial Premium Payment and any Subsequent Premium Payment(s), all or that portion, if any, of the Premium Payment(s) to be allocated to any Sub-Accounts in accordance with the allocation factors will be credited to the Owner's Annuity Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Sub-Account by the Variable Accumulation Unit value for the particular Sub-Account for the Valuation Period during which the Premium Payment is received at the Annuity & Variable Life Services Center and accepted. Subsequent Premium Payments are applied upon receipt.

  VARIABLE ACCUMULATION UNIT VALUE. The Variable Accumulation Unit value for each Sub-Account was established at $10 for the first Valuation Period of the particular Sub-Account. The Variable Accumulation Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and such value may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. For a description of the Net Investment Factor and a hypothetical example of the calculation of the value of a Variable Accumulation Unit, see the Statement of Additional Information. The investment performance of the portfolio of the Fund corresponding to the applicable Sub-Account, expenses, and the deduction of certain charges affect the Variable Accumulation Unit Value.

OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

  The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

  DOLLAR COST AVERAGING. Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as elected by the Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.


  Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or a One-Year Fixed Account Sub-Account value of at least $2,000. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account limitation described under "Allocation of Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company and ensuring that sufficient value is in the Money Market Sub-Account or the One-Year Fixed Account Sub-Account. Transfers from any Fixed Account Sub-Account other than from the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.



  Dollar Cost Averaging will terminate without further notice to Owner when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Account Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered. If Dollar Cost Averaging is terminated pursuant to (1), (2), or (3), the Owner may be eligible to re-enroll by following the enrollment and eligibility procedures set forth above.



  The Dollar Cost Averaging program is not available following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program. The MVA does not apply to Dollar Cost Averaging.


  The Company does not control the Fund and cannot guarantee that it or any Series thereunder will accept transfers under the Dollar Cost Averaging program. Therefore, the Company reserves the right to discontinue or change this program at any time. THERE IS NO GUARANTEE THAT THE DOLLAR COST AVERAGING PROGRAM WILL RESULT IN ANNUITY ACCOUNT VALUES WHICH EQUAL OR EXCEED ANY INITIAL PREMIUM PAYMENT OR SUBSEQUENT PREMIUM PAYMENT MADE. The Dollar Cost Averaging program may not achieve its objective. There is no guarantee that the program will result in a profit, or protect against loss, nor is there any guarantee that it produces better results than a single lump-sum investment.

  AUTOMATIC REBALANCING. Automatic Rebalancing is an option which, if elected by the Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to the Company.


  If Automatic Rebalancing is elected, all Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Accounts are not available for Automatic Rebalancing.



  Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis (all relative to the Contract Anniversary), as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.


  The Automatic Rebalancing program is not available following the Annuity Date. There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.


TRANSFER OF ANNUITY ACCOUNT VALUES BETWEEN SUB-ACCOUNTS.



  ACCUMULATION PERIOD. During the Accumulation Period, the Owner may, upon request, transfer all or part of any of the Owner's Annuity Account Value in a Sub-Account to one or more Sub-Accounts without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 (see "Transfer Fee"). This Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns or frequent transfers are disruptive to the operation of the Sub-Accounts, and should the Company become aware of such disruptive practices, the Company may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the Contract.



  All transfers are subject to the following:



          (1) The deduction of any transfer fee that may be imposed. The transfer fee will be deducted from the amount which is transferred if the entire amount in the Sub-Account is being transferred, otherwise from the Sub-Account from which the transfer is made.

          (2) The minimum amount which may be transferred from and to any Variable Account Sub-Account and from any Fixed Account Sub-Account is the lesser of (i) $100; or (ii) the Owner's entire interest in the Sub-Account. The Company, at its sole discretion may waive these minimum requirements.



          (3) The minimum amount which may be transferred into any Fixed Account Sub-Account is $2,000.



          (4) No partial transfer will be made if the Owner's remaining Annuity Account Value in the Sub-Account will be less than $2,000 per Fixed Account Sub-Account or $50 per Variable Account Sub-Account.



          (5) No transfers are permitted during the Right to Examine period.



          (6) Transfer requests in writing must be in a form acceptable to the Company. Telephone transfers will be allowed unless the Owner expressly declines this privilege in the Contract Application.



          (7) The Company reserves the right at any time and without prior notice to any party to restrict the transfer privilege in any way or to eliminate it entirely.



  All transfers from any Fixed Account Sub-Account are subject to the following additional conditions:



          (1) An Owner may make only one transfer from each Fixed Account Sub-Account in any Contract Year.



          (2) The amount transferred from any Fixed Account Sub-Account may not exceed 15% of the Annuity Account Value in the Sub-Account on the effective date of the transfer.



          (3) Transfers of all or any portion of any Fixed Account Sub-Account values (other than transfers pursuant to the Dollar Cost Averaging program) may be subject to any applicable MVA.



          (4) Transfers of all or any portion of any Guaranteed Period Amount will be subject to any applicable MVA unless the transfer becomes effective upon the Expiration Date of such Guaranteed Period. Amounts transferred into a Fixed Account Sub-Account will earn interest at the Guaranteed Interest Rate declared by the Company for that Guaranteed Period as of the effective date of the transfer (subject to any future MVA).



          (5) The Company reserves the right to defer transfer of amounts from any Fixed Account Sub-Account for up to six months after the date of receipt by the Company of the transfer request.


  The Company will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by the Company in writing. The Company is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.


  Transfers involving Variable Account Sub-Accounts shall be subject to such terms and conditions as may be imposed by the Fund. A transfer from a Sub-Account of the Variable Account will be effective on the date the request for transfer is received by the Company, provided such request is received by the Company prior to 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business and trading has not been suspended. Otherwise, the transfer will become effective the next succeeding day upon which the New York Stock Exchange is open for business and trading has not been suspended. Under current law, there will not be any tax liability to the Owner for making a transfer.


  ANNUITY PERIOD. After the Annuity Date the Payee may, by filing a request in writing with the Company, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited under the Contract into other Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date, and such exchanges may be made only between Variable Account Sub-Accounts. Exchanges will be made using the Annuity Unit values for the Valuation Period during which any request for exchange is received by the Company.
--------------------------------------------------------------------------------

                        DISTRIBUTIONS UNDER THE CONTRACT

  CASH WITHDRAWALS. At any time prior to the Annuity Date and during the lifetime of the Owner, or of the Annuitant if the Owner is a nonnatural person, an Owner may elect to receive a cash withdrawal payment from the Company. Any such withdrawal from the Variable Account will be effective on the date that it is received by the Company and will be processed within seven days of the Company's receipt of such request, except as the Company may be permitted to defer such payment in accordance with the Act and applicable state insurance law.

  The Owner may request a full surrender (see "Surrender of the Contracts") or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of the Owner's Annuity Account Value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable MVA plus any applicable withdrawal charge and premium taxes. The Company, upon request, will advise the Owner of the amounts that would be payable in the event of a full surrender or partial withdrawal.

  When electing such a partial withdrawal, the Owner must instruct the Company as to: 1) the amount to be withdrawn; and 2) the Sub-Account(s) from which the withdrawal shall occur. Partial withdrawals may not reduce the Total Annuity Account Value below $1,000. In the event the Owner does not specify the Sub-Account(s) from which the withdrawal shall occur, the Company will withdraw the requested amount pro-rata from each Sub-Account maintained by the Owner. If such a pro-rata withdrawal reduces the value of any Fixed Account Sub-Account balance below $2,000 and/or any Variable Account Sub-Account balance below $50, the Company reserves the right to transfer the value of those Sub-Accounts to that Variable Account Sub-Account of the Owner maintaining the highest value, or to the Fixed Account if there is no Variable Account Sub-Account maintaining a balance greater than $50.


  ALL CASH WITHDRAWALS FROM ANY FIXED ACCOUNT SUB-ACCOUNT WILL BE SUBJECT TO THE MVA, EXCEPT THOSE WHICH BECOME EFFECTIVE UPON THE EXPIRATION DATE OF SUCH SUB-ACCOUNT'S GUARANTEED PERIOD. If an Owner makes a partial cash withdrawal, the Company will assess any applicable withdrawal charge, MVA, and premium taxes pro rata against the amounts remaining in each Sub-Account to which an Owner's Annuity Account is allocated. If a full Surrender of the Contract is requested by the Owner, the Company will assess any applicable withdrawal charges, MVA, Annuity Account Fee, and premium taxes against the amount withdrawn. See "Contract Charges and Fees". The Annuity Account Fee and any applicable MVA will be deducted from the Annuity Account before the application of any withdrawal charge.

  The Company reserves the right to defer the payment of amounts withdrawn or transferred from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal or transfer is received by the Company. (See "Deferral of Payment.")

  Cash withdrawals from a Variable Account Sub-Account will result in the cancellation of Variable Accumulation Units attributable to the Owner's Annuity Account with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Annuity Account Value is reduced (which amount will include any applicable withdrawal charge). The cancellation of such units will be based on the Variable Accumulation Unit values of the Variable Account Sub-Accounts at the end of the Valuation Period during which the cash withdrawal request is received.

  A cash withdrawal may have federal income tax consequences. See "Federal Tax Matters".


  MINIMUM VALUE REQUIREMENT. If a partial withdrawal is requested which would cause an Owner's Annuity Account Value to fall to less than $1,000, then the partial withdrawal will be treated as a request for a full surrender. In addition, the Company will terminate a Contract and pay the Owner as if the Contract was surrendered if no Premium Payments are made to the Company under the Contract for three consecutive years and the Annuity Account Value has fallen below $1,000 during this period. Prior to exercising this right to terminate, the Company will provide the Owner with thirty (30) days notice and the opportunity to make an additional Premium Payment to increase the Annuity Account Value above the minimum amount. On termination, the Owner will receive the amount which would have been paid had the Contract been fully surrendered. The Company also reserves the right to transfer any Fixed Account Sub-Account balance which has a value below $2,000 and any Variable Account Sub-Account balance which has a value below $50 to that Variable Account Sub-Account of the Owner maintaining the highest value or to the Fixed Account if there is no Variable Account Sub-Account maintaining a balance greater than $50.


  SECTION 403(B) ANNUITIES. The Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for these Contracts to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988 ("Pre-1989 Salary Reduction Account Value")) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Salary Reduction Account Value(s), salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Annuity Account Value(s)").

  Withdrawals of Restricted Annuity Account Value(s) are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. Hardship (and other) withdrawals may be subject to a 10% tax penalty, in addition to any withdrawal charge, MVA, Annuity Account Fee, and premium taxes applicable under the Contract.

  Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Annuity Account Value to one or more alternative funding options. An Owner should consult the documents governing his or her plan and the person who administers the plan for information as to such investment alternatives.

  With respect to these restrictions on withdrawals from the Variable Account, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the Commission to the American Council of Life Insurance, the requirements for which have been or will be complied with by the Company.

--------------------------------------------------------------------------------

                                 DEATH BENEFITS


  DEATH BENEFIT PROVIDED BY THE CONTRACTS. In the event of the death of any Owner prior to the Annuity Date, the Company will pay a death benefit to the Beneficiary upon receipt of due proof of death of the Owner. If there is no designated Beneficiary living on the date of death of the deceased Owner, the Company will, upon receipt of due proof of death of both the deceased Owner and the designated Beneficiary, pay the death benefit in one lump sum to the deceased Owner's estate. If the death of any Annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected. If the Owner is a non-natural person, then the death of the Annuitant is treated as the death of the Owner.


  ELECTION AND EFFECTIVE DATE OF ELECTION. During the lifetime of the Owner and prior to the Annuity Date, the Owner may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the death of the Owner.

  If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect (a) to receive the death benefit in the form of a single cash payment; or (b) to have the death benefit applied under the Annuity Options (on the Annuity Date described under "Payment of Death Benefit") for the Beneficiary. Such election may be made by filing with the Company an election in writing. An Owner's election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date it is received by the Company. Any Annuity Option elected by the Beneficiary will become effective on the later of: (a) the date the election is received by the Company; or (b) the date due proof of the death of the deceased Owner is received by the Company. If an election by the Beneficiary is not received by the Company within 60 days following the date due proof of the death of the Owner is received by the Company, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment.

  The Annuity Option elected by the Owner or the Beneficiary may be restricted by the Code. See "Federal Tax Matters" for further discussion.

  PAYMENT OF DEATH BENEFIT. If the death benefit is to be paid in cash to the Beneficiary, subject to the Company's receipt of due proof of death, payment will be made within seven days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Act. If the death benefit is to be paid in one lump sum to the estate of the Owner, payment will be made within seven (7) days of the date due proof of the death of the Owner and/or the designated Beneficiary, as applicable, is received by the Company except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Act. If payment is to be made under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election, and the Owner's Annuity Account will be maintained in effect until the Annuity Date.


  AMOUNT OF DEATH BENEFIT. No MVA or withdrawal charges are assessed against amounts which are applied toward payment of a death benefit. The amount of the death benefit is determined as of the effective date or deemed effective date of the death benefit election (see "Election and Effective Date of Election")



  I. If there has not been a transfer of ownership, the amount of the death benefit will be equal to the following:



          A. If the Owner has elected the mortality and expense rate of 1.10% (see "Charge for Mortality and Expense Risk"), the amount of the death benefit will be equal to the greater of:



             (1) the Annunity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective; and



             (2) the sum of all Premium Payments under the Contract, minus the sum for all partial withdrawals from the Contract.



          B. If the Owner has elected the mortality and expense rate of 1.25%, the amount of the death benefit will be equal to the greatest of:



             (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective;



             (2) the sum of all Premium Payments under the Contract, minus the sum for all partial withdrawals from the Contract; and



             (3) the highest Annuity Account Value ever attained on a Contract Anniversary date occurring on or before the Owner's 80th birthday, with adjustments for any subsequent Premium Payments, partial withdrawals and charges made since such Contract Anniversary date.

  II. If there has been a transfer of ownership, the amount of the death benefit will be equal to the following:



          A. If the Owner has elected the mortality and expense rate of 1.10%, the death benefit becomes the greater of:



             (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective; and



             (2) the sum of all Premium Payments under the Contract, minus the sum of withdrawals made on or before the date of transfer, adjusted for any subsequent Premium Payments and partial withdrawals made under the Contract.



          B. If the Owner has elected the mortality and expense rate of 1.25%, the death benefit becomes the greater of:



             (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective;



             (2) the sum of all Premium Payments under the Contract, minus the sum of withdrawals made under the Contract; and



             (3) the highest Annuity Account Value ever attained on a Contract Anniversary date subsequent to the date of transfer occurring on or before the new Owner's 80th birthday, with adjustment for any subsequent Premium Payments, partial withdrawals and charges made since such Contract Anniversary date.


--------------------------------------------------------------------------------


SURRENDER OF THE CONTRACTS

  At any time before the Annuity Date, the Owner may elect to surrender the Contract and receive a cash payment from the Company. On the Surrender Date the Owner's Annuity Account will be canceled and the Annuity Account Value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable MVA, will be paid to the Owner within seven days of the Surrender Date in the form of a cash payment except as the Company may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. The Company reserves the right, however, to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.

  Because withdrawals from an Owner's Annuity Account may be subject to a withdrawal charge, a MVA, and applicable taxes and fees, and because the Owner assumes the investment risk with respect to amounts allocated to the Variable Account, the total amount paid upon total surrender of the Contract (taking any prior cash withdrawals into account) may be more or less than the total Premium Payments made. Following a surrender of the Contract, or if the Contract terminates for any other reason, all rights of the Owner, Annuitant, and Beneficiary will terminate.

  A surrender may have federal income tax consequences. See "Federal Tax
Matters".

ANNUITY PROVISIONS


  ANNUITY DATE. Annuity payments will begin on the first day of the month following the Annuity Date selected by the Purchaser, as specified in the Contract Application or Order to Purchase. In most states, the date selected by the Owner may not be sooner than 30 days following the Date of Issue. This date may be changed by the Owner from time to time by notifying the Company in writing, provided that notice of each change is received by the Company at least 45 days prior to the then current Annuity Date and the new Annuity Date is a date which is: (1) at least 30 days after the effective date of the change; and
(2) not later than the first day of the first month following the Annuitant's 90th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. The Annuity Date may also be changed by an election of an Annuity Option as described in the Death Benefit section of this Prospectus.


  On the Annuity Date the Owner's Annuity Account will be canceled and the Annuity Account Value, minus any applicable Annuity Account Fee and premium taxes, will be applied to provide an annuity under one or more of the options described below. No MVA or withdrawal charges will be imposed upon amounts applied to purchase an annuity. NO PAYMENTS MAY BE REQUESTED UNDER THE CONTRACT'S CASH WITHDRAWAL PROVISIONS ON OR AFTER THE ANNUITY DATE.

  Since the Contracts offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, reference should be made to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

  ELECTION - CHANGE OF ANNUITY OPTION. During the lifetime of the Owner and prior to the Annuity Date, the Owner may elect one or more of the Annuity Options described below, or such other Annuity Option as may be agreed to by the Company. The Owner may also change any election, but notice in writing of any election or change of election must be received by the Company at least 45 days prior to the Annuity Date.

  If no election is in effect on the 30th day prior to the Annuity Date and the Contract is used by the Owner in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408(c),

Section 408(k), or Section 457 of the Code, the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, will be deemed to have been elected if required by such retirement plan. If the Contract is not used by the Owner in connection with one of these plans, the Owner will be deemed to have elected Life Annuity with 120 Monthly Payments Certain.

  At any time the Owner may (in writing) request annuitization of the then current Annuity Account Value in accordance with any one of the Annuity Options described below. In such event, no withdrawal charge or MVA will be imposed at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option elected.

  Reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options which may be elected. NO CHANGE OF ANNUITY OPTION IS PERMITTED AFTER THE ANNUITY DATE.

  ANNUITY OPTIONS. The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. An Owner may elect a Fixed Annuity, a Variable Annuity, or a combination of both. If electing a combination, the Owner must specify what part of the Annuity Account is to be applied to each Fixed and Variable Annuity Option. (If no such election is received by the 30th day prior to the Annuity Date, the portion of the Annuity Account to be applied for a Fixed Annuity and/or a Variable Annuity will be determined on a pro rata basis from the composition of the Annuity Account on the Annuity Date. Thus, any amounts in the Variable Account will be applied to a Variable Annuity, and amounts in the Fixed Account will be applied to a Fixed Annuity.) Variable Annuity payments will be based on the Sub-Account(s) selected by the Owner, or on the allocation of the Annuity Account Value among the Sub-Accounts.

  A FIXED ANNUITY provides for Annuity Option payments which will remain constant pursuant to the terms of the Annuity Option elected. The effect of choosing a Fixed Annuity is that the amount of each payment will be set on the Annuity Date and will not change. If a Fixed Annuity is selected, the Variable Account used to provide the Fixed Annuity will be transferred to the general account of the Company, and the annuity payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the settlement age of the Annuitant (determined in accordance with the Contract). The Fixed Annuity payment amounts are determined by applying the Annuity Payment Rates found in the Contract to the portion of the Annuity Account Value allocated to the Fixed Annuity Option selected by the Owner, or, if more favorable to the Payee(s), by applying the Annuity Payment Rates published by the Company and in use on the Annuity Date. The rates found in the Contracts show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. This rate may be changed by the Company with respect to Contracts established after the effective date of such change (see "Modification").

  A VARIABLE ANNUITY provides for payments that fluctuate or vary in dollar amount, based on the investment performance of a Variable Account Sub-Account. The Variable Annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the Sub-Account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the Sub-Account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.


  The amount of the first Variable Annuity payment is determined by the variable annuity provisions selected and, for some options, the settlement age of the Annuitant (determined in accordance with the Contract). All Variable Annuity payments other than the first are determined by means of Annuity Units credited to the contract with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege - Annuity Period" section. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for that Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month. The annual Annuity Account Fee is deducted, pro rata, from each Sub-Account.


  The Owner may choose to receive annuity payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Date.

  If the Contract is used by the Owner in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)),
Section 403, Section 408(c), Section 408(k), or Section 457 of the Code, a Joint and Survivor Annuity will be offered under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor the monthly payment payable will be determined the same manner as during the joint lifetime of the Payee and the designated second person.

FIXED ANNUITY OPTIONS

  LIFE ANNUITY OPTION. An annuity payable monthly to the Payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, etc.

  LIFE ANNUITY WITH CERTAIN PERIOD OPTION. An Annuity providing monthly income to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.

  CASH REFUND LIFE ANNUITY OPTION. An annuity payable monthly to the Payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

  ANNUITY CERTAIN OPTION. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

VARIABLE ANNUITY OPTIONS

  VARIABLE LIFE ANNUITY OPTION. A Variable Annuity payable monthly to the Payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, etc.

  VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION. A Variable Annuity providing monthly income to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

  VARIABLE ANNUITY CERTAIN OPTION. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. At any time during the period payments are made, the Annuitant may elect that a portion or all of the future payments to which the Payee is entitled be commuted and paid in one sum. A withdrawal may be taken at any time after annuitization which does not exceed the total value of the variable annuity certain on the withdrawal date. The value of the variable annuity certain is determined by first converting an Owner's number of annuity units into dollars based on the value of the annuity units. Thereafter the dollar value is divided by an annuity certain payment factor to obtain the total value of the variable annuity certain. The annuity certain payment factor is determined by calculating the number of monthly payments remaining from the date of withdrawal to the end of the variable annuity certain period and discounting such payments to a present value using an assumed interest rate of 3%. The Annuitant may elect that the Payee receive all or a portion of this present value.

  ADDITIONAL ANNUITY OPTIONS. Any proceeds payable under the Contract may also be settled under any other method of settlement including joint and senior settlement options under joint life annuities) offered by the Company at the time of the request.

  DETERMINATION OF ANNUITY PAYMENTS. On the Annuity Date, the adjusted value of
(i) the Fixed Account and (ii) the Variable Account will be applied to provide for payments under the selected Annuity Option. The adjusted value will be equal to the Annuity Account Value at the end of the Valuation Period which ends immediately preceding the Annuity Date, reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date, and minus premium or similar taxes.

  If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, the Company will pay the amount to be applied in a single payment to the Payee designated by the Owner.

--------------------------------------------------------------------------------

                           CONTRACT CHARGES AND FEES

  As more fully described below, charges under the Contracts offered by this Prospectus are assessed in four ways: (1) as withdrawal charges (contingent deferred sales charges); (2) as deductions for Contract administration expenses and, if applicable, for premium taxes; (3) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses; and (4) as MVAs on certain withdrawals from the Fixed Account. In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are described in the Fund's Prospectus and Statement of Additional Information.

  WITHDRAWAL CHARGES. No deduction for sales charges is made from a Premium Payment. However, if a cash withdrawal of a Premium Payment is made, a withdrawal charge (contingent deferred sales charge) may be assessed by the Company. The length of time between the Company's acceptance of the Premium Payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contracts including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.


  Each Premium Payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, amounts are deemed to be withdrawn in the order in which they were received by the Company. That is, the Company will deem amounts first withdrawn to be from the oldest Premium Payment accepted by the Company. After these amounts are exhausted, the Company will deem amounts withdrawn to be from the second oldest Premium Payment accepted by the Company, and so on until all of an Owner's Premium Payments have been withdrawn. After all Premium Payments have been deemed withdrawn, the Company will deem further withdrawals to be from net investment results attributable to such Premium Payments, if any.


  Subject to the Free Partial Withdrawal described below, Premium Payment amounts withdrawn from an Owner's Annuity Account will be assessed the following withdrawal charge (after being adjusted by any applicable MVA):


WITHDRAWAL
  CHARGE
PERCENTAGE                                                   YEAR APPLICABLE
----------                                                   ---------------
   7%.......................................  During 1st Year since Premium Payment accepted
   7%.......................................  During 2nd Year since Premium Payment accepted
   7%.......................................  During 3rd Year since Premium Payment accepted
   6%.......................................  During 4th Year since Premium Payment accepted
   6%.......................................  During 5th Year since Premium Payment accepted
   5%.......................................  During 6th Year since Premium Payment accepted
   4%.......................................  During 7th Year since Premium Payment accepted
   0%.......................................  Thereafter


  On withdrawal, any applicable Annuity Account Fee will be deducted from and any Market Value Adjustment will be made to, the Owner's Annuity Account before the application of any withdrawal charge. The withdrawal charge is then assessed against the amounts remaining in the Owner's Annuity Account. If the Owner's Annuity Account is allocated among more than one Sub-Account within the Contract, the withdrawal charge will be assessed pro rata against the amounts remaining within the Sub-Accounts from which the withdrawal occurred. If the Sub-Accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, the deficiency will be assessed pro rata against all amounts remaining within the Sub-Accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then the withdrawal charge will be deducted from the amount paid. The withdrawal charge is not imposed on a Premium Payment withdrawn after the end of the seventh year from the Company's acceptance of such Premium Payment, nor is the withdrawal charge imposed upon payment of the Death Benefit or upon amounts applied to an Annuity Option.

  The Company may, upon notice to the Owner, modify the withdrawal charges provided that such modification shall apply only to an Owner's Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the MVA, see the Statement of Additional Information.


  FREE PARTIAL WITHDRAWAL. Upon request in writing, an Owner may withdraw, in one or more transactions, during each Contract Year prior to the Annuity Date a portion of Premium Payments made to the Owner's Annuity Account without the imposition of a withdrawal charge. This privilege continues until all Premium Payments made to the Owner's Annuity Account are considered withdrawn. Up to 15% of the total amount of an Owner's Premium Payments may be withdrawn each Contract Year, in one or more increments, without a withdrawal charge.



  An Owner must specify the Sub-Account(s) from which the amount will be withdrawn. If a Owner does not specify the Sub-Account(s) from which the withdrawal will occur, the Company will withdraw the amount pro rata from all the Owner's Sub-Accounts.

  Withdrawals under this provision may be paid as a lump sum or, upon consent of the Company, paid over equal installments no more frequently than monthly.

  A Free Partial Withdrawal may have federal income tax consequences. See "Federal Tax Matters".


  ANNUITY ACCOUNT FEE. On the last Valuation Date of each contract year, the Company deducts an annual contract administration fee ("Annuity Account Fee") on a pro rata basis from all of an Owner's Sub-Accounts equal to $35 to partially reimburse it for administrative expenses relating to the issue and maintenance of the Contract and the Owner's Annuity Account. If the Contract is surrendered, a $35 Annuity Account Fee will be deducted. On the Annuity Date, the Annuity Account Value will be reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last valuation date of the previous contract year and the day before the Annuity Date. After the Annuity Date, an annual $35 Annuity Account Fee will be deducted in approximately equal amounts from each Variable Annuity payment made during the year. No Annuity Account Fee will be deducted from Fixed Annuity payments. If applicable state law requires, the $35 Annuity Account Fee will be reduced to a lesser amount. The annual Annuity Account Fee will be waived each year that the Purchaser's Annuity Account Value equals or exceeds $100,000 or the last Valuation Date of that year.



  ADMINISTRATIVE FEE. The Company also deducts a daily Administrative Fee from the assets of each Sub-Account of the Variable Account to partially reimburse it for administrative expenses relating to the issue and maintenance of the Contract and the Owner's Annuity Account. This charge is currently at an effective annual rate of 0.15% (equal to a daily rate of 0.000275834% of the assets in each Sub-Account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account. The Company does not anticipate realizing any profit from this fee.


  PREMIUM TAXES. Premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract will be deducted if applicable. It is currently the Company's practice to deduct such taxes, if any, at the time the Annuity Account Value, or any portion thereof, is withdrawn or annuitized (although the deduction could, in the future, be taken from Premium Payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon the Owner's state of residence.

  No charges are currently made for federal, state or local taxes other than state premium taxes. However, the Company reserves the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that the Company determines to be attributable to the Contracts.

  CHARGE FOR MORTALITY AND EXPENSE RISKS. The mortality risk assumed by the Company arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The Company assumes this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed. The Company also assumes a mortality risk in connection with the Death Benefits. The expense risk assumed by the Company is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses incurred by the Company.


  For assuming these risks, the Company makes a deduction from the Variable Account at the end of each Valuation Period at an effective annual rate of either 1.10% (calculated at a daily rate of 0.003032640% of the assets in the Variable Account), or 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable Account). The Owner will make a one-time only election of an effective annual rate of either 1.10% or 1.25%. This election will be effective on the date of issue and cannot be changed by the Owner during the term of the Contract. The Owner's election of a mortality and expense rate will affect the determination of the amount of the death benefit payment (see "Amount of Death Benefit"). If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to the Company. The Company expects to realize a profit from this charge. No deduction for these risks is made from the Fixed Account.


  The Company assumes the risk that withdrawal charges assessed under the Contracts may be insufficient to compensate the Company for the costs of distributing the Contracts. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from the Company's general corporate funds, which may include amounts derived from the mortality and expense risk charge.

  The Contracts provide that the Company may modify the mortality and expense risk charges; however, such modification shall apply only with respect to an Owner's Annuity Account established after the effective date of such modification.


  MVA. Any cash withdrawal or transfer of a Fixed Account Guaranteed Period Amount, other than a withdrawal or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a MVA. The MVA is not applied to withdrawals or transfers pursuant to the Dollar Cost Averaging program, or to a withdrawal or transfer which is used to make a Death Benefit payment. The MVA will be applied to the amount being withdrawn or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable withdrawal charge.

  The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's withdrawal or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the Premium Payment was allocated (or less than 0.50% lower), the application of the MVA will generally result in a lower payment upon withdrawal or transfer.

  The MVA is computed by applying the following formula:

                                   (1 + A)(N)
                                   ----------
                                   (1 + B)(N)

Where:

  A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

  B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of .50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative MVA. If Index Rates "A" and "B" are within .25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made.

  N = The number of years remaining in the Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

  Straight line interpolation is used for periods to maturity not quoted.

  See the Statement of Additional Information for examples of the application of the MVA.
--------------------------------------------------------------------------------

OTHER CONTRACT PROVISIONS

  DEFERRAL OF PAYMENT. The Company may defer the calculation and payment of partial withdrawal and full surrender values, transfers or Death Benefits from any Variable Account Sub-Account during any period:


    (1)(a) during which the New York Stock Exchange is closed (including periods in addition to customary week-end and holiday closings) or (b) during which trading on the New York Stock Exchange is restricted or suspended as determined by the Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Fund is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of the Fund or (3) for such other periods as the Commission may by order permit for the protection of security holders.


  The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

  In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

  DESIGNATION AND CHANGE OF BENEFICIARY. The Beneficiary designation contained in the Contract Specifications will remain in effect until changed. The right to change any Beneficiary is reserved to the Owner. Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Owner is living by filing with the Company a beneficiary designation or revocation in writing. The change or revocation will not be binding upon the Company until it is recorded by the Company. When it is so recorded the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to the Company with regard to any payment made or any action taken by the Company prior to recording the change or revocation.

  Reference should be made to the terms of a particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

  EXERCISE OF CONTRACT RIGHTS. A Contract shall belong to the Owner. All Contract rights and privileges may be expressly reserved by the Owner. Such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Owner and prior to the Annuity Date, except as otherwise provided in the Contract.

  Unless provided otherwise the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases the Owner prior to the Annuity Date, the Owner becomes the Annuitant until the Owner designates a new Annuitant to the Company in writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payee(s) may thereafter exercise such rights and privileges, if any, of ownership which continue.

  TRANSFER OF OWNERSHIP. The owner of a Non-Qualified Contract may transfer the ownership of the Contract prior to the Annuity Date. A transfer of ownership will not be binding upon the Company until written notification is received and recorded by the Company. When such notification is so recorded, the change will be effective as of the effective date specified by the Owner, but the change will be without prejudice to the Company regarding any payment made or any action taken by the Company prior to recording the change.

  Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

  A transfer of ownership may have federal income tax consequences. See "Federal Tax Matters".


  DEATH OF OWNER. If the Owner of a Non-Qualified Contract is a non-natural person, the change of Annuitant is treated as the transfer of Ownership, and may have federal income tax consequences. If the Owner of a Non-Qualified Contract dies before the Annuity Date, the death benefit payable under the Contract, if any, must be distributed to the Beneficiary, if then alive, either (1) within five years after the date of death of the Owner, or (2) over some period not greater than the life or expected life of the Beneficiary, with annuity payments beginning within one year after the date of death of the Owner. The person named as the Owner's Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s) of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.


  These mandatory distribution requirements will not apply when the designated beneficiary is the spouse of the deceased Owner, if the spouse elects to continue the Contract in the spouse's own name, as Owner.


  If the Payee dies after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contracts. If the Owner is a non-natural person, the death of the annuitant is treated as the death of Owner.


  VOTING OF FUND SHARES. The Company will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. The Owner is the person having the right to give voting instructions prior to the Annuity Date. If an Owner elects a Variable Annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as annuity payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio of the Fund. There are no voting rights associated with the Fixed Account or a Fixed Annuity before or after the Annuity Date.

  Any shares attributable to the Company and Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from Owners. Voting instructions must be received by the Company at least one day prior to the shareholders meeting in order to be considered timely.

  Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which are funded by the Contracts may be entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular employee's Annuity Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

  Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act, nor any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

  All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person known by the Company to have the right to give voting instructions at least ten days prior to each meeting of the shareholders of the Fund. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days prior to each such meeting. Prior to the Annuity Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner's Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

  If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so. Fund shares held by the Company or its affiliates in which Owners or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.

  ADDITION, DELETION, OR SUBSTITUTION OF SECURITIES. The Company does not control the Fund and cannot guarantee that it or any Portfolio thereunder will be available for investment in the future or that it or any Portfolio thereunder will accept Premium Payments or transfers. In the event the Fund or any Portfolio thereunder is not available, the Company reserves the right to make changes in the Variable Account and its investments, and may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although it is not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then all Annuity Account values could be maintained in the Fixed Account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then transfer privileges under the Contract may be changed, modified or revoked.

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Sub-Account thereof) or that the Variable Account (or any Sub-Account thereof) may purchase. The Company may eliminate the shares of any of the Portfolios of the Fund and substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or of a Portfolio are no longer available for investment, or if the Company determines that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account. If any of these events occurs, substitution of any shares attributable to a Owner's interest in a Sub-Account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners. The Company shall make any appropriate endorsement to the Contracts to reflect any substitution pursuant to this provision.

  New Sub-Accounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company. Each additional Sub-Account will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. The Company may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Sub-Account is eliminated, the Company will notify Owners and request a reallocation of the amounts invested in the eliminated Sub-Account.

  CHANGE IN OPERATION OF VARIABLE ACCOUNT. At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the Act or any other form permitted by law; de-registered under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

  MODIFICATION. Upon notice to the Owner(s) (or the Payee(s) after the Annuity
Date), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (see "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement in the Contracts to reflect such modification.

  In addition, upon notice to the Owner the Contracts may be modified by the Company to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the MVA, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.

  DISCONTINUANCE OF NEW PURCHASES. The Company reserves the right to limit or discontinue the acceptance of new Contract Applications and Orders to Purchase and the issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.


  RIGHT TO EXAMINE CONTRACT. If the Owner is not satisfied with a Contract it may be returned by mailing it to the Company at the Annuity & Variable Life Services Center mailing address listed on the cover of this Prospectus within ten days, or longer if state law requires, after it was received by the Owner. Return of the Contract by mail is effective on being postmarked, properly addressed, and postage prepaid. An Owner may not make transfers during the Right to Examine period. When the Company receives the returned Contract it will be canceled and in most states the Owner will receive a refund equal to the Owner's Annuity Account Value at the end of the Valuation Period during which the returned Contract was received by the Company.



  Where state law requires the full amount of any initial Premium Payment and subsequent Premium Payment(s) if any, received by the Company to be refunded, the Company will place the Premium Payment(s) that are allocated to Sub-Accounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period, On the first business day after the end of such period the Premium Payments will be allocated as specified by the Owner.


  IRA RIGHT OF REVOCATION. With respect to Individual Retirement Accounts, under the Employee Retirement Income Security Act of 1974 ("ERISA") an Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the Individual Retirement Account is established. If the Owner is furnished with such disclosure statement before the seventh day preceding the date the Individual Retirement Account is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh day preceding the establishment of the Individual Retirement Account, then the Owner may give a notice of revocation to the Company at any time within seven days after the Date of Issue. Upon such revocation, the Company will refund the Premium Payment made by the Owner. The foregoing right of revocation with respect to an Individual Retirement Account is in addition to the return privilege set forth in the preceding paragraph. The Company will allow a participant establishing an Individual Retirement Account a "ten day free-look", notwithstanding the provisions of ERISA.

  PERIODIC REPORTS. At least once each calendar year, the Company will provide an Owner a report showing the Annuity Account Value at the end of the preceding calendar year, all transactions during the calendar year, the current Annuity Account Value, the number of Accumulation Units in each Variable Sub-Account, the applicable Variable Accumulation Unit Value(s) as of the date of the report and the interest rate credited to the Fixed Account Sub-Account(s). In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.
--------------------------------------------------------------------------------

FEDERAL TAX MATTERS

  INTRODUCTION. The Contracts described in this Prospectus are designed for use by individuals to accumulate Annuity Account Values and may be used by retirement plans, whether or not they qualify for special federal income tax treatment. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depends on the Company's tax status, on the type of retirement plan for which a Contract is purchased, and upon the tax and employment status of the individual concerned.

  The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

  TAXATION OF ANNUITIES. The following discussion assumes the Contracts will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

  IN GENERAL. Code Section 72 governs taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of distribution is made under the Contract. The exception to this rule is that generally, an Owner who is not a natural person must include in income any increase in the excess of the Owner's Annuity Account Value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value (or the Contract) generally will be treated as a distribution.


  The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS AND SURRENDERS. In the case of a withdrawal distributed to a participant or beneficiary under a Qualified Contract (other than a Qualified Contract used in a retirement plan that qualifies for special income tax treatment under Section 457 of the Code, as to which there are special rules) a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total Annuity Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distribution from Qualified Contracts.

  Generally, in the case of a partial withdrawal under a Non-Qualified Contract before the Annuity Date (including systematic withdrawals), amounts received are first treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The Annuity Account Value immediately before a withdrawal may have to be increased by any positive MVA which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of MVAs, and the Owner should contact a competent tax advisor with respect to the potential tax consequences of a MVA.

  In the case of a full surrender under a Non-Qualified Contract, the amount received is generally treated as taxable income to the extent the net amount received exceeds the "investment in the contract" at that time.


  ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Option elected under the Contract, in general, only the portion of an annuity payment that represents the amount by which the Annuity Account Value exceeds the investment in the Contract will be taxed; after the investment in the Contract is recovered however, the full amount of any additional annuity payments is taxable. For Variable Annuity payments, in general, the non-taxable portion of each payment is determined by dividing the "investment in the contract" by the total number of expected periodic payments. The balance of each payment is taxable, and the entire distribution will be taxable once the recipient has recovered the dollar amount of the "investment in the contract." For Fixed Annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount or each annuity payment is taxable.


  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract (including systematic withdrawals, other partial withdrawals, surrenders, and any other distribution), there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the Owner is age 59 1/2;
(2) made as a result of death of the Owner or disability of the taxpayer; or (3) received in substantially equal installments as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above.


  MULTIPLE CONTRACTS. All non-qualified, deferred annuity contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same investor. Accordingly, an Owner should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.



  TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS. A transfer of ownership of a Contract; the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner; the selection of certain Annuity Dates; or a change of Annuitant; may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment or change should contact a competent tax advisor in respect to the potential tax effects of such a transaction.


  WITHHOLDING. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

  SECTION 1035 EXCHANGES. Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code Section 1035 should consult their tax advisors.


  QUALIFIED PLANS. The Qualified Contract is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Owners and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Owners of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract therefor.

  SECTION 403(B) PLANS. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age
59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  INDIVIDUAL RETIREMENT ANNUITIES. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

  CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS. Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

  DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                          * * * * * * * * * * * * * *

  The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend, and are subject to change. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax advisor with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

  CIGNA Financial Advisors, Inc. ("CFA") located at 900 Cottage Grove Road, Bloomfield, Connecticut 06002 is the principal underwriter and the distributor of the Contracts. CFA is a wholly-owned subsidiary of Connecticut General Corporation, which is an affiliate of CIGNA Corporation. CFA may enter into contracts with various broker-dealers to aid in the distribution of the Contracts. The commissions paid to dealers are no greater than 6.75% of Premium Payments.
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE DATA

  The Company may from time to time disclose the current annualized yield of the Money Market Sub-Account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Series or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 variable accumulation unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

  The Company may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The Company may also advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

  The Company may also advertise or disclose annual average total returns for one or more Sub-Accounts of the Variable Account for various period of time. The standardized total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, one year, five years, and ten years (if the Sub-Account has been in operation for those periods), and a period measured from the date the Sub-Account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

  The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be 0%. The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

  All non-standard performance data will only be advertised if the standard performance data is also disclosed. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market Sub-Account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a Sub-Account and a Sub-Account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

  The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE CONTRACTS -- GENERAL PROVISIONS.........................    3
  The Contracts.............................................    3
  Loans.....................................................    3
  Non-Participating Contracts...............................    3
  Misstatement of Age.......................................    3
  Assignment................................................    3
  Evidence of Survival......................................    3
  Endorsement of Annuity Payments...........................    3
TAXATION OF THE COMPANY.....................................    3
INVESTMENT EXPERIENCE.......................................    3
  Variable Accumulation Unit Value and Variable Accumulation
     Value..................................................    3
  Net Investment Factor.....................................    4
SAMPLE CALCULATIONS AND TABLES..............................    4
  Variable Account Calculations.............................    4
  Withdrawal Charge and MVA Tables..........................    5
STATE REGULATION OF THE COMPANY.............................    6
ADMINISTRATION..............................................    6
DISTRIBUTION OF THE CONTRACTS...............................    7
CUSTODY OF ASSETS...........................................    7
HISTORICAL PERFORMANCE DATA.................................    7
  Money Market Sub-Account Yield............................    7
  Other Sub-Account Yields..................................    7
  Total Returns.............................................    8
  Other Performance Data....................................    8
LEGAL MATTERS...............................................    9
LEGAL PROCEEDINGS...........................................    9
EXPERTS.....................................................    9
FINANCIAL STATEMENTS........................................    9
  Connecticut General Life Insurance Company................   10
  CG Variable Annuity Separate Account......................   29

                                   APPENDIX A



CONDENSED FINANCIAL INFORMATION



  There follows, for each of the nine Sub-Accounts available under the Contracts during the Variable Account's fiscal year ended December 31, 1996, information regarding the changes in the accumulation unit values during the period ended December 31, 1996 and the number of accumulation units outstanding at December 31, 1996. During 1995, the Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.



                                                                                                                NUMBER OF
                                                                                                               ACCUMULATION
                              ACCUMULATION UNIT   ACCUMULATION UNIT   ACCUMULATION UNIT   ACCUMULATION UNIT       UNITS
                                ENDING VALUE        ENDING VALUE        ENDING VALUE        ENDING VALUE      OUTSTANDING AT
        SUB-ACCOUNT              AT 01/31/94         AT 01/31/95         AT 12/31/95         AT 12/31/96         12/31/96
        -----------           -----------------   -----------------   -----------------   -----------------   --------------
AIM V.I. Capital
  Appreciation..............    $12.38041595        $11.73552614        $15.92378352         $18.467244         16,934,302
AIM V.I. Diversified
  Income....................    $10.74882414        $ 9.93099697        $11.58511339         $12.591387          4,290,852
AIM V.I. Global Utilities...    $         --        $10.23506635        $12.50840432         $13.826403            796,782
AIM V.I. Government
  Securities................    $10.25974178        $ 9.77511075        $10.99124674         $11.089217          1,864,171
AIM V.I. Growth.............    $11.44824866        $10.49090794        $13.97787385         $16.280681          9,484,547
AIM V.I. Growth and
  Income....................    $         --        $10.21572537        $13.38512650         $15.835279          5,709,782
AIM V.I. International
  Equity....................    $12.29642468        $10.73834133        $13.15613040         $15.578350          9,121,429
AIM V.I. Money Market.......    $10.08363319        $10.37828057        $10.77544248         $11.155653          4,855,567
AIM V.I. Value..............    $11.92155242        $11.52168559        $15.50537319         $17.590804         18,443,298



  For the periods shown, the total mortality and expense risk charge and administrative fee imposed was at an annual rate of 1.35%.

                  PART B. STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                      AIM/CIGNA HERITAGE VARIABLE ANNUITY

                                 Issued through

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                                   Offered by

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                             Home Office Location:
                             900 Cottage Grove Road
                         Bloomfield, Connecticut 06002

                                Mailing Address:
                           CIGNA Individual Insurance
                            Annuity & Variable Life
                         Service Center; Routing S-249
                            Hartford, CT 06152-2249
                                 (800) 552-9898

  This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 1997, by calling (800) 552-9898, or by writing to Connecticut General Life Insurance Company at the mailing address shown above. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS AND CG VARIABLE ANNUITY SEPARATE ACCOUNT.

Dated: May 1, 1997

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE CONTRACTS -- GENERAL PROVISIONS.........................    3
  The Contracts.............................................    3
  Loans.....................................................    3
  Non-Participating Contracts...............................    3
  Misstatement of Age.......................................    3
  Assignment................................................    3
  Evidence of Survival......................................    3
  Endorsement of Annuity Payments...........................    3
TAXATION OF THE COMPANY.....................................    3
INVESTMENT EXPERIENCE.......................................    3
  Variable Accumulation Unit Value and Variable Accumulation
     Value..................................................    3
  Net Investment Factor.....................................    4
SAMPLE CALCULATIONS AND TABLES..............................    4
  Variable Account Calculations.............................    4
  Withdrawal Charge and Market Value Adjustment Tables......    5
STATE REGULATION OF THE COMPANY.............................    6
ADMINISTRATION..............................................    6
DISTRIBUTION OF THE CONTRACTS...............................    7
CUSTODY OF ASSETS...........................................    7
HISTORICAL PERFORMANCE DATA.................................    7
  Money Market Sub-Account Yield............................    7
  Other Sub-Account Yields..................................    7
  Total Returns.............................................    8
  Other Performance Data....................................    8
LEGAL MATTERS...............................................    9
LEGAL PROCEEDINGS...........................................    9
EXPERTS.....................................................    9
FINANCIAL STATEMENTS........................................    9
  Connecticut General Life Insurance Company................   10
  CG Variable Annuity Separate Account......................   29

  In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the "Company") and the Contracts which may be of interest to a Contract Owner. Terms have the same meaning as in the Prospectus, unless otherwise indicated.

--------------------------------------------------------------------------------

                      THE CONTRACTS -- GENERAL PROVISIONS

  THE CONTRACTS. A Contract, attached riders, amendments, any application, and any applications, for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

  The Company may change or amend the Contracts if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or federal law, rule or regulation.

  LOANS. Under the Contracts, loans are not permitted.

  NON-PARTICIPATING CONTRACTS. The Contracts do not participate or share in the profits or surplus earnings of the Company.

  MISSTATEMENT OF AGE. If the age of the Annuitant is misstated, any amounts payable by the Company under the Contract will be adjusted to be those amounts which the Premium Payments would have purchased for the correct age, according to the Company's rates in effect on the Date of Issue. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum.

  ASSIGNMENT. During the lifetime of the Annuitant the Owner may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but the rights of the Owner and any Beneficiary are subject to the terms of the assignments. An assignment will not be binding on the Company until the original assignment or a certified copy has been filed at the Annuity & Variable Life Service Center. The Company is not responsible for the validity of the assignment. An assignment may have income tax consequences. Rights under Qualified Contracts may not be assignable.

  EVIDENCE OF SURVIVAL. The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

  ENDORSEMENT OF ANNUITY PAYMENTS. The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee, and the Company may require that proof of the Annuitant's survival be furnished.

--------------------------------------------------------------------------------

                            TAXATION OF THE COMPANY

  The Company at present is taxed as a life insurance company under part I of Subchapter L of the Internal Revenue Code of 1986, as amended. The Variable Account is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

--------------------------------------------------------------------------------

                             INVESTMENT EXPERIENCE

  On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each Variable Account Sub-Account. The portion of an Owner's Annuity Account Value held in any Variable Account Sub-Account is equal to the number of Sub-Account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

  VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE. Upon receipt of a Premium Payment by the Company, all or that portion, if any, of the Premium Payment to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received by the Company (for the initial Premium Payment, for the Valuation Period during which the Premium Payment is accepted).

  The Variable Accumulation Unit Value for each Variable Account Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit Value for the particu-lar Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

  The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Variable Account for such Valuation Period. The variable accumulation value of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Account Sub-Account by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period.

  NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease, or remain the same.

  The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

          (a) is the net result of:

             (1) the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

             (2) the per share amount of any dividend or other distribution declared on the Fund shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

             (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

          (b) is the net asset value of the Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

          (c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

--------------------------------------------------------------------------------

                         SAMPLE CALCULATIONS AND TABLES

VARIABLE ACCOUNT CALCULATIONS

  VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).

  VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 [$13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552].
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

  VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT TABLES

  The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.

--------------------------------------------------------------------------------

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES

Single premium..............................................           $100,000
Premium taxes...............................................              0
Withdrawals.................................................             None
Guaranteed period...........................................           5 years
Guaranteed interest rate....................................              8%
Annuity date................................................            Age 70
Index rate A................................................             7.5%
Index rate B................................................  8.00% end of policy year 1
                                                              7.75% end of policy year 2
                                                              7.00% end of policy year 3
                                                              6.50% end of policy year 4
Percentage adjustment to B..................................             0.5%

--------------------------------------------------------------------------------

                          SURRENDER VALUE CALCULATION

                         (1)             (2)            (3)           (4)            (5)             (6)            (7)
                       --------      -----------      --------      --------      ----------      ---------      ---------
                                                      ADJUSTED
      CONTRACT         ANNUITY          INDEX         ANNUITY       MINIMUM       GREATER OF      SURRENDER      SURRENDER
        YEAR            VALUE        RATE FACTOR       VALUE         VALUE         (3)&(4)         CHARGE          VALUE
      --------         --------      -----------      --------      --------      ----------      ---------      ---------
  1..................  $107,965       0.963640        $104,039      $102,965       $104,039        $5,950        $ 98,089
  2..................  $116,567       0.993056        $115,758      $106,019       $115,758        $5,100        $110,658
  3..................  $125,858       1.000000        $125,858      $109,165       $125,858        $4,250        $121,608
  4..................  $135,891       1.004673        $136,526      $112,404       $136,526        $3,400        $133,126
  5..................  $146,727       1.000000        $146,727      $115,742       $146,727        $2,550        $144,177

--------------------------------------------------------------------------------

                           ANNUITY VALUE CALCULATION

               CONTRACT YEAR                          ANNUITY VALUE
               -------------                 --------------------------------
  1........................................  $100,000 X 1.08 - $35 = $107,965
  2........................................  $107,965 X 1.08 - $35 = $116,567
  3........................................  $116,567 X 1.08 - $35 = $125,858
  4........................................  $125,858 X 1.08 - $35 = $135,891
  5........................................  $135,891 X 1.08 - $35 = $146,727

--------------------------------------------------------------------------------

                          SURRENDER CHARGE CALCULATION

                               (1)                               (2)                              (3)
                          -------------            --------------------------------            ---------
                            SURRENDER              SURRENDER CHARGE FACTOR ADJUSTED            SURRENDER
     CONTRACT YEAR        CHARGE FACTOR              FOR FREE PARTIAL WITHDRAWALS               CHARGE
     -------------        -------------            --------------------------------            ---------
  1.....................      0.07                              0.0595                          $5,950
  2.....................      0.06                              0.0510                          $5,100
  3.....................      0.05                              0.0425                          $4,250
  4.....................      0.04                              0.0340                          $3,400
  5.....................      0.03                              0.0255                          $2,550

--------------------------------------------------------------------------------

                         MARKET VALUE ADJUSTMENT TABLES

                                 INTEREST RATE FACTOR CALCULATION
--------------------------------------------------------------------------------------------------
                                                                                            (5)
                        (1)             (2)                (3)               (4)          --------
                       ------          ------          ------------          ---          (1+A)(N)
                       INDEX           INDEX             ADJUSTED                         --------
    CONTRACT YEAR      RATE A          RATE B          INDEX RATE B           N           (I+B)(N)
    -------------      ------          ------          ------------          ---          --------
  1..................   7.5%            8.00               8.50               4           0.963640
  2..................   7.5%            7.75               7.75               3           0.993056
  3..................   7.5%            7.00               7.50               2           1.000000
  4..................   7.5%            6.50               7.00               1           1.004673
  5..................   7.5%              NA                 NA               0                 NA

--------------------------------------------------------------------------------

                          MINIMUM VALUE CALCULATION
-----------------------------------------------------------------------------
               CONTRACT YEAR                          MINIMUM VALUE
               -------------                 --------------------------------
  1........................................  $100,000 X 1.03 - $35 = $102,965
  2........................................  $102,965 X 1.03 - $35 = $106,019
  3........................................  $106,019 X 1.03 - $35 = $109,165
  4........................................  $109,165 X 1.03 - $35 = $112,404
  5........................................  $112,404 X 1.03 - $35 = $115,742

--------------------------------------------------------------------------------

                        STATE REGULATION OF THE COMPANY

  The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. An annual statement is filed with the Connecticut Department of Insurance each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine the liabilities and reserves of the Company and the Variable Account, and a full examination of the Company's operations is conducted periodically by the Connecticut Department of Insurance. In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate.

  A Contract is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

--------------------------------------------------------------------------------

                                 ADMINISTRATION

  The Company performs certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts.

--------------------------------------------------------------------------------

                         DISTRIBUTION OF THE CONTRACTS

  The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the principal underwriter for the Contracts, CIGNA Financial Advisors, Inc. ("CFA"), Bloomfield, Connecticut, which is an affiliate of the Company as well as of CIGNA Corporation. CFA is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CFA also acts as the general distributor of other variable annuity contracts and of variable life insurance contracts issued by the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 6.75% of Premium Payments. The Company received $1,075,638 in deferred sales charges attributable to the Variable Account portion of the Contracts during the year ended December 31, 1996.

  Sales charges on the Contracts are as described in the Prospectus. There are no variations in sales load.

--------------------------------------------------------------------------------

                               CUSTODY OF ASSETS

  The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Account Sub-Accounts in accordance with the instructions of the Purchasers and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts of the Company and separate and apart from the Company's general account assets. The Company maintains records of all purchases and redemptions of shares of the Fund held by each of the Sub-Accounts of the Variable Account. Additional protection for the assets of the Variable Account is afforded by the Company's fidelity bond covering the acts of officers and employees of the Company which is presently (as of May 1, 1997) in the amount of $100,000,000.

--------------------------------------------------------------------------------

                          HISTORICAL PERFORMANCE DATA

  Historical performance data as of December 31, 1996 for each of the Sub-Accounts of the Separate Account follows in the Financial Statements.

  MONEY MARKET SUB-ACCOUNT YIELD. The Company may from time to time disclose the current annualized yield of the Money Market Sub-Account, which invests in the Money Market Fund, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Fund attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

  The Company may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The effective yield is calculated by compounding the unannualized base period return according to the following formula:

  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

  OTHER SUB-ACCOUNT YIELDS. The Company may from time to time advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

          Yield = 2 [(a - b + 1)(6) - 1]
                      -----
                       cd

        Where:

          a = Net investment income earned during the period by the Fund attributable to shares owned by the Sub-Account.

          b = Expenses accrued for the period.

          c = The average daily number of accumulation units outstanding during the period.

          d = The maximum offering price per accumulation unit on the last day of the period.

  Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid less prior partial surrenders, based on the Contract Year of surrender.

  The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Fund's investments and its operating expenses.

  TOTAL RETURNS. The Company may from time to time also advertise or disclose annual average total returns for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

  Total returns will be calculated using Sub-Account Unit Values which the Company calculates on each Valuation Period based on the performance of the Sub-Account's underlying Portfolio, and the deductions for the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any premium taxes or charges or credits for market value adjustments. Total return calculations will reflect the effect of withdrawal charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

        P(l + T)(n) = ERV

        Where:

          P = A hypothetical initial Premium Payment of $1,000.

          T = Average annual total return.

          n = Number of years in the period.

          ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

  OTHER PERFORMANCE DATA. The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be 0%.

  The Company may also from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the withdrawal charge percentage will be 0%.

        CTR = (ERV/P) - 1

        Where:

          CTR = The cumulative total return net of Sub-Account recurring charges for the period.

          ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

          P = A hypothetical initial payment of $10,000

  All non-standard performance data will only be advertised if the standard performance data is also disclosed.

  The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

--------------------------------------------------------------------------------

                                 LEGAL MATTERS

  Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Contracts described in this Prospectus has been provided by Edwin L. Kerr, Counsel, Individual Insurance, CIGNA Companies. All matters of Connecticut law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Robert A. Picarello, Chief Counsel, Individual Insurance, CIGNA Companies.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

--------------------------------------------------------------------------------

                                    EXPERTS

  The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Statement of Additional Information, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Statement of Additional Information is a part.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

  The consolidated financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet the obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate credited by the Company during a Guaranteed Period.

  The Financial Statements of the Variable Account as of December 31, 1996 are also included. The Account changed its fiscal year from January 31 to December 31 effective in the year beginning January 1, 1996. Accordingly, the accompanying financial statements include the eleven month transition period ended December 31, 1995.

--------------------------------------------------------------------------------

                            CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996
                                 TO BE SUPPLIED

               PART B. STATEMENT OF ADDITIONAL INFORMATION NO. 2

                      STATEMENT OF ADDITIONAL INFORMATION


                     AIM/CIGNA HERITAGE II VARIABLE ANNUITY


                                 Issued through

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                                   Offered by

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                             Home Office Location:
                             900 Cottage Grove Road
                         Bloomfield, Connecticut 06002

                                Mailing Address:
                           CIGNA Individual Insurance
                            Annuity & Variable Life
                         Service Center; Routing S-249
                            Hartford, CT 06152-2249
                                 (800) 552-9898


  This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated
August   , 1997, by calling (800) 552-9898, or by writing to Connecticut General
Life Insurance Company at the mailing address shown above. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.


  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS AND CG VARIABLE ANNUITY SEPARATE ACCOUNT.


Dated: August   , 1997

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE CONTRACTS -- GENERAL PROVISIONS.........................    3
  The Contracts.............................................    3
  Loans.....................................................    3
  Non-Participating Contracts...............................    3
  Misstatement of Age.......................................    3
  Assignment................................................    3
  Evidence of Survival......................................    3
  Endorsement of Annuity Payments...........................    3
TAXATION OF THE COMPANY.....................................    3
INVESTMENT EXPERIENCE.......................................    3
  Variable Accumulation Unit Value and Variable Accumulation
     Value..................................................    3
  Net Investment Factor.....................................    4
SAMPLE CALCULATIONS AND TABLES..............................    4
  Variable Account Calculations.............................    4
  Withdrawal Charge and Market Value Adjustment Tables......    5
STATE REGULATION OF THE COMPANY.............................    6
ADMINISTRATION..............................................    6
DISTRIBUTION OF THE CONTRACTS...............................    7
CUSTODY OF ASSETS...........................................    7
HISTORICAL PERFORMANCE DATA.................................    7
  Money Market Sub-Account Yield............................    7
  Other Sub-Account Yields..................................    7
  Total Returns.............................................    8
  Other Performance Data....................................    8
LEGAL MATTERS...............................................    9
LEGAL PROCEEDINGS...........................................    9
EXPERTS.....................................................    9
FINANCIAL STATEMENTS........................................    9
  Connecticut General Life Insurance Company................   10
  CG Variable Annuity Separate Account......................   29

  In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the "Company") and the Contracts which may be of interest to a Contract Owner. Terms have the same meaning as in the Prospectus, unless otherwise indicated.

--------------------------------------------------------------------------------

                      THE CONTRACTS -- GENERAL PROVISIONS

  THE CONTRACTS. A Contract, attached riders, amendments, any application, and any applications, for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

  The Company may change or amend the Contracts if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or federal law, rule or regulation.

  LOANS. Under the Contracts, loans are not permitted.

  NON-PARTICIPATING CONTRACTS. The Contracts do not participate or share in the profits or surplus earnings of the Company.

  MISSTATEMENT OF AGE. If the age of the Annuitant is misstated, any amounts payable by the Company under the Contract will be adjusted to be those amounts which the Premium Payments would have purchased for the correct age, according to the Company's rates in effect on the Date of Issue. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum.


  ASSIGNMENT. During the lifetime of the Owner (before the Annuity Date) or of the Annuitant (after the Annuity Date) the Owner may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but the rights of the Owner and any Beneficiary are subject to the terms of the assignments. An assignment will not be binding on the Company until the original assignment or a certified copy has been filed at the Annuity & Variable Life Service Center. The Company is not responsible for the validity of the assignment. An assignment may have income tax consequences. Rights under Qualified Contracts may not be assignable.


  EVIDENCE OF SURVIVAL. The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

  ENDORSEMENT OF ANNUITY PAYMENTS. The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee, and the Company may require that proof of the Annuitant's survival be furnished.

--------------------------------------------------------------------------------

                            TAXATION OF THE COMPANY

  The Company at present is taxed as a life insurance company under part I of Subchapter L of the Internal Revenue Code of 1986, as amended. The Variable Account is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

--------------------------------------------------------------------------------

                             INVESTMENT EXPERIENCE

  On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each Variable Account Sub-Account. The portion of an Owner's Annuity Account Value held in any Variable Account Sub-Account is equal to the number of Sub-Account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

  VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE. Upon receipt of a Premium Payment by the Company, all or that portion, if any, of the Premium Payment to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received by the Company (for the initial Premium Payment, for the Valuation Period during which the Premium Payment is accepted).

  The Variable Accumulation Unit Value for each Variable Account Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Accumulation Unit Value for the particular Variable Account

Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

  The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Variable Account for such Valuation Period. The variable accumulation value of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Account Sub-Account by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period.

  NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease, or remain the same.

  The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

          (a) is the net result of:

             (1) the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

             (2) the per share amount of any dividend or other distribution declared on the Fund shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

             (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

          (b) is the net asset value of the Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

          (c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

--------------------------------------------------------------------------------

                         SAMPLE CALCULATIONS AND TABLES


VARIABLE ACCOUNT CALCULATIONS -- MORTALITY AND EXPENSE RISK CHARGE OF 1.10%



  VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003446182 (the daily equivalent of the current charge of 1.25% on an annual basis) gives a net investment factor of 1.00239567183. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73891772 ($14.7036925 X 1.00239567183).



  VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61020431 [$13.5791357 X 1.00239567183 (the net investment factor) X 0.999892552].
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.


  VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

VARIABLE ACCOUNT CALCULATIONS -- MORTALITY AND EXPENSE RISK CHARGE OF 1.25%



  VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003862644 (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.00239150721. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73885649 ($14.7036925 X 1.00239150721).



  VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61014776 [$13.5791357 X 1.00239150721 (the net investment factor) X 0.999892552].
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.



  VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).


WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT TABLES


  The following example illustrates the detailed calculations for a $50,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.


--------------------------------------------------------------------------------

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES


Single premium..............................................           $50,000
Premium taxes...............................................              0
Withdrawals.................................................             None
Guaranteed period...........................................           5 years
Guaranteed interest rate....................................              8%
Annuity date................................................            Age 70
Index rate A................................................             7.5%
Index rate B................................................  8.00% end of policy year 1
                                                              7.75% end of policy year 2
                                                              7.00% end of policy year 3
                                                              6.50% end of policy year 4
Percentage adjustment to B..................................             0.5%


--------------------------------------------------------------------------------

                          SURRENDER VALUE CALCULATION


                         (1)             (2)            (3)           (4)           (5)             (6)            (7)
                       --------      -----------      --------      -------      ----------      ---------      ---------
                                                      ADJUSTED
      CONTRACT         ANNUITY          INDEX         ANNUITY       MINIMUM      GREATER OF      SURRENDER      SURRENDER
        YEAR            VALUE        RATE FACTOR       VALUE         VALUE        (3)&(4)         CHARGE          VALUE
      --------         --------      -----------      --------      -------      ----------      ---------      ---------
  1..................  $53,965        0.963640        $52,003       $51,465       $52,003         $2,975         $49,028
  2..................  $52,247        0.993056        $57,843       $52,974       $57,843         $2,975         $54,868
  3..................  $62,872        1.000000        $62,872       $54,528       $62,872         $2,975         $59,897
  4..................  $67,867        1.004673        $68,184       $56,129       $68,184         $2,550         $65,634
  5..................  $73,261        1.000000        $73,261       $57,778       $73,261         $2,550         $70,711


--------------------------------------------------------------------------------

                           ANNUITY VALUE CALCULATION


               CONTRACT YEAR                          ANNUITY VALUE
               -------------                  ------------------------------
  1.........................................  $50,000 X 1.08 - $35 = $53,965
  2.........................................  $53,965 X 1.08 - $35 = $58,247
  3.........................................  $58,247 X 1.08 - $35 = $62,872
  4.........................................  $62,872 X 1.08 - $35 = $67,867
  5.........................................  $67,867 X 1.08 - $35 = $73,261


--------------------------------------------------------------------------------

                          SURRENDER CHARGE CALCULATION


                               (1)                               (2)                              (3)
                          -------------            --------------------------------            ---------
                            SURRENDER              SURRENDER CHARGE FACTOR ADJUSTED            SURRENDER
     CONTRACT YEAR        CHARGE FACTOR              FOR FREE PARTIAL WITHDRAWALS               CHARGE
     -------------        -------------            --------------------------------            ---------
  1.....................      0.07                              0.0595                          $2,975
  2.....................      0.07                              0.0595                          $2,975
  3.....................      0.07                              0.0595                          $2,975
  4.....................      0.06                              0.0510                          $2,550
  5.....................      0.06                              0.0510                          $2,550


--------------------------------------------------------------------------------

                         MARKET VALUE ADJUSTMENT TABLES


                                 INTEREST RATE FACTOR CALCULATION
--------------------------------------------------------------------------------------------------
                                                                                            (5)
                        (1)             (2)                (3)               (4)          --------
                       ------          ------          ------------          ---          (1+A)(N)
                       INDEX           INDEX             ADJUSTED                         --------
    CONTRACT YEAR      RATE A          RATE B          INDEX RATE B           N           (I+B)(N)
    -------------      ------          ------          ------------          ---          --------
  1..................  7.50%           8.00%              8.50%               4           0.963640
  2..................  7.50%           7.75%              7.75%               3           0.993056
  3..................  7.50%           7.00%              7.50%               2           1.000000
  4..................  7.50%           6.50%              7.00%               1           1.004673
  5..................  7.50%              NA                 NA               0                 NA


--------------------------------------------------------------------------------


                         MINIMUM VALUE CALCULATION
----------------------------------------------------------------------------
               CONTRACT YEAR                          MINIMUM VALUE
               -------------                  ------------------------------
  1.........................................  $50,000 X 1.03 - $35 = $51,465
  2.........................................  $51,465 X 1.03 - $35 = $52,974
  3.........................................  $52,974 X 1.03 - $35 = $54,528
  4.........................................  $54,528 X 1.03 - $35 = $56,129
  5.........................................  $56,129 X 1.03 - $35 = $57,778


--------------------------------------------------------------------------------

                        STATE REGULATION OF THE COMPANY

  The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. An annual statement is filed with the Connecticut Department of Insurance each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine the liabilities and reserves of the Company and the Variable Account, and a full examination of the Company's operations is conducted periodically by the Connecticut Department of Insurance. In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate.

  A Contract is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

--------------------------------------------------------------------------------

                                 ADMINISTRATION

  The Company performs certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts.

--------------------------------------------------------------------------------

                         DISTRIBUTION OF THE CONTRACTS

  The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the principal underwriter for the Contracts, CIGNA Financial Advisors, Inc. ("CFA"), Bloomfield, Connecticut, which is an affiliate of the Company as well as of CIGNA Corporation. CFA is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CFA also acts as the general distributor of other variable annuity contracts and of variable life insurance contracts issued by the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 6.75% of Premium Payments. The Company received $1,075,638 in deferred sales charges attributable to the Variable Account portion of the Contracts during the year ended December 31, 1996.

  Sales charges on the Contracts are as described in the Prospectus. There are no variations in sales load.

--------------------------------------------------------------------------------

                               CUSTODY OF ASSETS

  The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Account Sub-Accounts in accordance with the instructions of the Purchasers and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts of the Company and separate and apart from the Company's general account assets. The Company maintains records of all purchases and redemptions of shares of the Fund held by each of the Sub-Accounts of the Variable Account. Additional protection for the assets of the Variable Account is afforded by the Company's fidelity bond covering the acts of officers and employees of the Company which is presently (as of May 1, 1997) in the amount of $100,000,000.

--------------------------------------------------------------------------------

                          HISTORICAL PERFORMANCE DATA

  Historical performance data as of December 31, 1996 for each of the Sub-Accounts of the Separate Account follows in the Financial Statements.

  MONEY MARKET SUB-ACCOUNT YIELD. The Company may from time to time disclose the current annualized yield of the Money Market Sub-Account, which invests in the Money Market Fund, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Fund attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

  The Company may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                                             (365/7)
  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)       ] - 1

  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

  OTHER SUB-ACCOUNT YIELDS. The Company may from time to time advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                                (6)
          Yield = 2 [(a - b + 1)    - 1]
                      -----
                       cd

        Where:

          a = Net investment income earned during the period by the Fund attributable to shares owned by the Sub-Account.

          b = Expenses accrued for the period.

          c = The average daily number of accumulation units outstanding during the period.

          d = The maximum offering price per accumulation unit on the last day of the period.

  Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid less prior partial surrenders, based on the Contract Year of surrender.

  The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Fund's investments and its operating expenses.

  TOTAL RETURNS. The Company may from time to time also advertise or disclose annual average total returns for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

  Total returns will be calculated using Sub-Account Unit Values which the Company calculates on each Valuation Period based on the performance of the Sub-Account's underlying Portfolio, and the deductions for the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any premium taxes or charges or credits for market value adjustments. Total return calculations will reflect the effect of withdrawal charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                (n)
        P(l + T)    = ERV

        Where:

          P = A hypothetical initial Premium Payment of $1,000.

          T = Average annual total return.

          n = Number of years in the period.

          ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

  OTHER PERFORMANCE DATA. The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be 0%.

  The Company may also from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the withdrawal charge percentage will be 0%.

        CTR = (ERV/P) - 1

        Where:

          CTR = The cumulative total return net of Sub-Account recurring charges for the period.

          ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

          P = A hypothetical initial payment of $10,000

  All non-standard performance data will only be advertised if the standard performance data is also disclosed.

  The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

--------------------------------------------------------------------------------

                                 LEGAL MATTERS

  Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Contracts described in this Prospectus has been provided by Edwin L. Kerr, Counsel, Individual Insurance, CIGNA Companies. All matters of Connecticut law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Robert A. Picarello, Chief Counsel, Individual Insurance, CIGNA Companies.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

--------------------------------------------------------------------------------

                                    EXPERTS

  The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Statement of Additional Information, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Statement of Additional Information is a part.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

  The consolidated financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet the obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate credited by the Company during a Guaranteed Period.

  The Financial Statements of the Variable Account as of December 31, 1996 are also included. The Account changed its fiscal year from January 31 to December 31 effective in the year beginning January 1, 1996. Accordingly, the accompanying financial statements include the eleven month transition period ended December 31, 1995.

--------------------------------------------------------------------------------

                            CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996
                                 TO BE SUPPLIED

                           PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements as contained in the Statement of Additional Information are incorporated by reference to Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed on April 23, 1997.

        (1)   Registrant

              (A) Statements of Assets and Liabilities as of December 31, 1996.

              (B) Statements of Operations for the Period Ended December 31,
1996.

              (C) Statements of Changes in Net Assets for the Period Ended December 31, 1996.

        (2)   Depositor

              (A) Consolidated Statements of Income and Retained Earnings for
                  the Years Ended December 31, 1996, 1995 and 1994.

              (B) Consolidated Balance Sheets As of December 31, 1996 and 1995.

              (C) Consolidated Statement of Cash Flows for the Years Ended
                  December 31, 1996, 1995 and 1994.

  (b)    Exhibits

        (1) Resolution of Board of Directors Authorizing Establishment of Registrant*

        (2)   Not Applicable

        (3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. as principal underwriter, and selling dealers.*

        (4) (A) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 305 and AR 306), Joint Annuitant Rider (Form Number B10321) and CRT Rider (Form B10322).*

              (B) Form of Connecticut General Life Insurance Company Variable
                  Annuity Contract Form Number AN 435 together with Maximum Anniversary Value Death Benefit Rider Form LR 485.

        (5) (A) Form of Application Which May Be Used in Connection with the Contract Shown As Exhibit (4)(A)*

              (B) Form of Application Which May Be Used in Connection with the Contract Shown as Exhibit (4)(B)

        (6) (A) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended*

              (B) By-Laws of Connecticut General Life Insurance Company*

        (7)   Not Applicable

        (8)   Not Applicable

        (9) Opinion of Robert A. Picarello, Esq., Chief Counsel of Connecticut General Life Insurance Company (To Be Supplied)

        (10)   (A) Consent of Independent Accountants (To Be Supplied)

               (B) Consent of Counsel not otherwise included in Exhibit 9

        (11)   Not Applicable

        (12)   Not Applicable

        (13)   Schedules for Computation of Performance Data*

        (14)   Not Applicable

 * Incorporated by reference to previous filings of this Registration Statement

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

  The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the company's Home Office, 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIRECTORS AND OFFICERS OF DEPOSITOR

                NAME                          POSITIONS AND OFFICES WITH DEPOSITOR
                ----                          ------------------------------------
Thomas C. Jones......................  President (Principal Executive Officer)
Bradley K. Miller....................  Assistant Vice President and Actuary (Principal
                                       Financial Officer)
Robert Moose.........................  Vice President (Principal Accounting Officer)
David C. Kopp........................  Corporate Secretary
Andrew G. Helming....................  Secretary
Stephen C. Stachelek.................  Vice President and Treasurer
Harold W. Albert.....................  Director
Robert W. Burgess....................  Director
John G. Day..........................  Director and Chief Counsel
Joseph M. Fitzgerald.................  Director and Senior Vice President
H. Edward Hanaway....................  Director and Chairman of the Board
Carol M. Olsen.......................  Director and Senior Vice President
John E. Pacy.........................  Director and Senior Vice President
Marc L. Preminger....................  Director and Senior Vice President
Arthur C. Reeds, III.................  Director and Senior Vice President
Patricia L. Rowland..................  Director and Senior Vice President
W. Allen Schaffer, MD................  Director and Senior Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

  Incorporated by reference to Item 26 of Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II (File No. 33-83020) filed February 26, 1997 is a chart of a persons controlled by or under common control with the Depositor. The consolidated financial statements of the Depositor include the accounts of the Depositor and its wholly-owned subsidiaries.

ITEM 27.  NUMBER OF PURCHASERS

  As of December 31, 1996 there were 20,076 owners of Contracts covered by this Registration Statement.

ITEM 28.  INDEMNIFICATION

  The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II under the Securities Act of 1933 (File No. 33-83020) filed February 26, 1997.

ITEM 29.  PRINCIPAL UNDERWRITER

  The Registrant's principal underwriter is CIGNA Financial Advisors, Inc. ("CFA"). Deferred sales charges of $1,075,638 were paid on the Contracts during Registrant's eleven months ended December 31, 1996. CFA also acts as principal underwriter of other variable annuity contracts and variable life policies issued by the Company, and the CIGNA Life Insurance Company. CFA's mailing address is 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

  The investment companies for which CFA acts as a principal underwriter are:

        CG Variable Annuity Separate Account

        CG Variable Annuity Separate Account II

        CG Variable Life Insurance Separate Account I

        CG Variable Life Insurance Separate Account II

        CG Variable Life Insurance Separate Account A

        CG Corporate Insurance Variable Life Separate Account 02

        CIGNA Variable Annuity Separate Account I

        CG Variable Annuity Account I -- Group Tax Deferred Variable Annuities

        CG Variable Annuity Account I -- Group Variable Annuities for Qualified Retirement Plans

        CG Variable Annuity Account II -- Group Variable Annuities for Retirement Plans

        CIGNA Funds Group

        CIGNA Institutional Funds Group

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER


                NAME                         POSITIONS AND OFFICES WITH UNDERWRITER
                ----                         --------------------------------------
Karen R. Matheson....................  President and Director
Karen E. Goldman.....................  Director & Assistant Vice President
James F. Meehan......................  Vice President
Joy P. McConnell.....................  Vice President
Peter R. Scanlon.....................  Vice President
Allan P. Wick........................  Vice President and Treasurer
Robert A. Picarello..................  Chief Counsel and Assistant Secretary
H. Edward Cohen......................  Assistant Vice President
Robert B. Pinkham....................  Assistant Vice President
David C. Kopp........................  Secretary
David A. Carlson.....................  Assistant Secretary
David M. Porcello....................  Assistant Secretary
Pamela S. Williams...................  Assistant Secretary
Brian W. Villalobos..................  Assistant Secretary


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are maintained by Connecticut General Life Insurance Company at its Home Office at 900 Cottage Grove Road, Hartford, CT 06152.

ITEM 31.  MANAGEMENT SERVICES

  All management policies are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS

  (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

  (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

  (c) Registrant undertakes to deliver promptly, upon written or oral request made to Connecticut General Life Insurance Company at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

FEES AND CHARGES REPRESENTATION

  The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(B) REPRESENTATION

  Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 6 to its Registration Statement on Form N-4 (File No. 33-48137) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 20th day of June, 1997.


                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)

                 By /s/ THOMAS C. JONES
--------------------------------------------------------
                    Thomas C. Jones
                       President
       Connecticut General Life Insurance Company

       CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                      (DEPOSITOR)

                 By /s/ THOMAS C. JONES
--------------------------------------------------------
                    Thomas C. Jones
                       President

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to this Registration Statement (File No. 33-48137) has been signed on June 20, 1997 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


                      SIGNATURE                                                     TITLE
                      ---------                                                     -----

                 /s/ THOMAS C. JONES                        President (Principal Executive Officer)
-----------------------------------------------------
                   Thomas C. Jones

               /s/ BRADLEY K. MILLER               *        Assistant Vice President and Actuary (Principal
-----------------------------------------------------       Financial Officer)
                  Bradley K. Miller

                  /s/ ROBERT MOOSE                 *        Vice President (Principal Accounting Officer)
-----------------------------------------------------
                    Robert Moose

                /s/ HAROLD W. ALBERT               *        Director
-----------------------------------------------------
                  Harold W. Albert

               /s/ ROBERT W. BURGESS               *        Director
-----------------------------------------------------
                  Robert W. Burgess

                  /s/ JOHN G. DAY                  *        Director
-----------------------------------------------------
                     John G. Day

              /s/ JOSEPH M. FITZGERALD              *       Director
-----------------------------------------------------
                Joseph M. Fitzgerald

                /s/ H. EDWARD HANWAY               *        Director
-----------------------------------------------------
                  H. Edward Hanway

                 /s/ CAROL M. OLSEN                *        Director
-----------------------------------------------------
                   Carol M. Olsen

                  /s/ JOHN E. PACY                  *       Director
-----------------------------------------------------
                    John E. Pacy

               /s/ MARC L. PREMINGER               *        Director
-----------------------------------------------------
                  Marc L. Preminger

              /s/ ARTHUR C. REEDS, III              *       Director
-----------------------------------------------------
                Arthur C. Reeds, III

              /s/ PATRICIA L. ROWLAND              *        Director
-----------------------------------------------------
                 Patricia L. Rowland

            /s/ W. ALLEN SCHAFFER, M.D.            *        Director
-----------------------------------------------------
               W. Allen Schaffer, M.D.

                    *By     /s/ ROBERT A. PICARELLO
                       -------------------------------------
                                Robert A. Picarello
                                 Attorney-in-Fact

(A Majority of Directors)

                               POWER OF ATTORNEY

  We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint David C. Kopp and Robert A. Picarello, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-48137 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.

  WITNESS our hands and common seal on this 15th day of April 1997.

                      SIGNATURE                                                     TITLE
                      ---------                                                     -----

                 /s/ THOMAS C. JONES                        President (Principal Executive Officer)
-----------------------------------------------------
                   Thomas C. Jones

                /s/ BRADLEY K. MILLER                       Assistant Vice President and Actuary (Principal
-----------------------------------------------------       Financial Officer)
                  Bradley K. Miller

                  /s/ ROBERT MOOSE                          Vice President (Principal Accounting Officer)
-----------------------------------------------------
                    Robert Moose

                /s/ HAROLD W. ALBERT                        Director
-----------------------------------------------------
                  Harold W. Albert

                /s/ ROBERT W. BURGESS                       Director
-----------------------------------------------------
                  Robert W. Burgess

                   /s/ JOHN G. DAY                          Director
-----------------------------------------------------
                     John G. Day

              /s/ JOSEPH M. FITZGERALD                      Director
-----------------------------------------------------
                Joseph M. Fitzgerald

                /s/ H. EDWARD HANAWAY                       Director
-----------------------------------------------------
                  H. Edward Hanaway

                 /s/ CAROL M. OLSEN                         Director
-----------------------------------------------------
                   Carol M. Olsen

                  /s/ JOHN E. PACY                          Director
-----------------------------------------------------
                    John E. Pacy

                /s/ MARC L. PREMINGER                       Director
-----------------------------------------------------
                  Marc L. Preminger

              /s/ ARTHUR C. REEDS, III                      Director
-----------------------------------------------------
                Arthur C. Reeds, III

               /s/ PATRICIA L. ROWLAND                      Director
-----------------------------------------------------
                 Patricia L. Rowland

             /s/ W. ALLEN SCHAFFER, M.D.                    Director
-----------------------------------------------------
               W. Allen Schaffer, M.D.

                                 EXHIBIT INDEX

      EXHIBIT
       NUMBER                            DESCRIPTION
      -------                            -----------
         (1)     Resolution of Board of Directors Authorizing Establishment
                 of Registrant*
         (2)     Not Applicable
         (3)     Form of Selling Agreement among Connecticut General Life
                 Insurance Company, CIGNA Financial Advisors, Inc. as
                 principal underwriter, and selling dealers.*
         (4)     (A) Form of Connecticut General Life Insurance Company
                 Variable Annuity Contract Form Number AN 400, together with
                 Optional Methods of Settlement Riders (Form Numbers AR 305
                 and AR 306), Joint Annuitant Rider (Form Number B10321) and
                 CRT Rider (Form B10322).*
                 (B) Form of Connecticut General Life Insurance Company
                 Variable Annuity Contract Form Number AN 435 together with
                 Maximum Anniversary Value Death Benefit Rider Form LR 485.
         (5)     (A) Form of Application Which May Be Used in Connection with the Contract Shown As Exhibit (4)(A)*
                 (B) Form of Application Which May Be Used in Connection with the Contract Shown as Exhibit (4)(B)
         (6)     (A) Certificate of Incorporation (Charter) of Connecticut
                 General Life Insurance Company, as amended*
                 (B) By-Laws of Connecticut General Life Insurance Company*
         (7)     Not Applicable
         (8)     Not Applicable
         (9)     Opinion of Robert A. Picarello, Esq., Chief Counsel of
                 Connecticut General Life Insurance Company (To Be Supplied)
         (10)    (A) Consent of Independent Accountants (To Be Supplied)
                 (B) Consent of Counsel not otherwise included in Exhibit 9
         (11)    Not Applicable
         (12)    Not Applicable
         (13)    Schedules for Computation of Performance Data*
         (14)    Not Applicable

 * Incorporated by reference to previous filings of this Registration Statement